File Nos. 333-114788
811-21569

As filed with the Securities and Exchange Commission on November 27, 2023
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
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Pre-Effective Amendment No. ___
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Post-Effective Amendment No. 41
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and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
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Amendment No. 43
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(Check appropriate box or boxes)

PIONEER ASSET ALLOCATION TRUST
(Exact Name of Registrant as Specified in Charter)

60 State Street, Boston, Massachusetts 02109
(Address of Principal Executive Offices) (Zip Code)
Registrant's Telephone Number, including Area Code: (617) 742-7825

Christopher J. Kelley, Amundi Asset Management US, Inc.,
60 State Street, Boston, Massachusetts 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
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immediately upon filing pursuant to paragraph (b)
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on December 1, 2023 pursuant to paragraph (b)
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60 days after filing pursuant to paragraph (a)(1)
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on [date] pursuant to paragraph (a)(1)
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75 days after filing pursuant to paragraph (a)(2)
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on [date] pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
1

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This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

2

Pioneer Solutions - Balanced Fund
Prospectus | December 1, 2023
Class A Shares	Class C Shares	Class K Shares	Class R Shares	Class Y Shares
PIALX	PIDCX	——-	BALRX	IMOYX
None of the Securities and Exchange Commission, the Commodity Futures Trading Commission, or any state securities agency has approved or disapproved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Contact your investment professional to discuss how the fund may fit into your portfolio.

Fund summary
Investment objectives
Long-term capital growth and current income.
Fees and expenses of the fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Pioneer funds. More information about these and other discounts is available from your investment professional and in the “Sales charges” section of the prospectus beginning on page 73, the “Intermediary defined sales charge waiver policies” section of the prospectus beginning on page 111, and the “Sales charges” section of the statement of additional information beginning on page 65. If you invest in Class K shares or Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.
Shareowner fees
(fees paid directly from your investment)
	Class A	Class C	Class K	Class R	Class Y
Maximum sales charge (load) when you buy shares (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price or the amount you receive when you sell shares, whichever is less)	None[1]	1%	None	None	None
Annual fund operating expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class K	Class R	Class Y
Management Fees[2]	0.00%	0.00%	0.00%	0.00%	0.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses[3]	0.21%	0.19%	0.15%	0.23%	0.34%
Acquired Fund Fees and Expenses[4]	0.60%	0.60%	0.60%	0.60%	0.60%
Total Annual Fund Operating Expenses Plus Acquired Fund Fees and Expenses[4]	1.06%	1.79%	0.75%	1.33%	0.94%
1

Fund summary

Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1%. See “Sales charges.”
2
The fund does not pay a direct management fee to the fund’s investment adviser. However, the fund bears a pro rata portion of the fees and expenses, including management fees, of each underlying fund in which the fund invests. The pro rata portion of the fees and expenses of each underlying fund in which the fund invests is shown in the table above under “Acquired Fund Fees and Expenses.”
3
Other expenses for Class K shares are based on estimated amounts for the current fiscal year.
4
Total annual fund operating expenses in the table are higher than the corresponding ratios of expenses to average net assets shown in the “Financial Highlights” section, which do not include acquired fund fees and expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	If you redeem your shares				If you do not redeem your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$677	$893	$1,126	$1,795	$677	$893	$1,126	$1,795
Class C	282	563	970	2,105	182	563	970	2,105
Class K	77	240	417	930	77	240	417	930
Class R	135	421	729	1,601	135	421	729	1,601
Class Y	96	300	520	1,155	96	300	520	1,155
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 57% of the average value of its portfolio.

Principal investment strategies
The fund is a “fund of funds.” The fund seeks to achieve its investment objectives by primarily investing in other funds (“underlying funds”) and using asset allocation strategies to allocate its assets among the underlying funds.
The fund invests in underlying funds managed by Amundi Asset Management US, Inc. (“Amundi US” or the “adviser”) or one of its affiliates. The fund allocates its assets among underlying funds with exposure to the broad asset classes of equity, fixed income and short-term (money market) investments. The fund also may invest in underlying funds with exposure to non-traditional - so-called “alternative” - asset classes such as real estate investment trusts (REITs), or that use alternative strategies, such as market neutral strategies (strategies that seek to achieve positive returns while attempting to limit general market exposure) or relative value strategies (strategies that seek to identify securities that are undervalued relative to each other or historical norms). The fund may invest in underlying funds with exposure to debt and equity securities of issuers located throughout the world, including both developed and emerging markets.
The fund does not have target ranges for the allocation of assets among asset classes or individual underlying funds. The fund invests a minimum of 25% of its assets in each of fixed income and equity securities. The fund’s exposure to different asset classes and allocations among underlying funds will change from time to time in response to broad economic and market factors, as well as strategic and tactical considerations. The equity securities to which the fund may have exposure may be of any market capitalization. The fixed income securities to which the fund may have exposure may be of any maturity and of any credit quality, including high yield or “junk” bonds.
The investment adviser allocates the fund's investments in the underlying funds based on an evaluation of three components: strategic asset allocation (generally, the weighting of allocations among broad asset classes to capture market returns), tactical asset allocation (generally, the weighting of allocations to various sub-categories within broad asset classes to add value relative to the general strategic allocations) and fund selection. The adviser's analysis in selecting underlying funds includes an assessment of a fund's historical relative and absolute performance, volatility and other risk characteristics, and correlation with other funds and benchmarks. The adviser also analyzes the fund's investment strategies, investment process and portfolio management team.
As part of its asset allocation strategy, the fund may invest in Pioneer Multi-Asset Income Fund, among other Pioneer Funds. Pioneer Multi-Asset Income Fund has the flexibility to invest in a broad range of income-producing investments, including

Fund summary
both debt securities and equity securities. As of September 30, 2023, approximately 31% of the fund was allocated to Pioneer Multi-Asset Income Fund. The fund’s allocation among underlying funds, including Pioneer Multi-Asset Income Fund, will change from time to time.
As part of its asset allocation strategy, the fund may invest in Pioneer Global Sustainable Equity Fund, among other Pioneer funds. Pioneer Global Sustainable Equity Fund invests in equity securities of issuers located throughout the world. The fund also applies ESG criteria to its investments. As of September 30, 2023, approximately 20% of the fund was allocated to Pioneer Global Sustainable Equity Fund. The fund’s allocation among underlying funds, including Pioneer Global Sustainable Equity Fund, will change from time to time.
Investments typically are sold when the adviser's overall assessment of market and economic conditions changes or the assessments of the attributes of specific investments change.
Principal risks of investing in the fund
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objectives. The fund’s investment performance is directly related to the performance of the underlying funds. The fund is exposed to the following risks through its investments in underlying funds.
Market risk. The market prices of securities or other assets held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate crisis, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the fund's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits;

downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets; reduced liquidity of many instruments; and disruptions to supply chains, consumer demand and employee availability, may continue for some time.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund's investments, impair the fund's ability to satisfy redemption requests, and negatively impact the fund's performance. In addition, inflation, rising interest rates, global supply chain disruptions and other market events could adversely affect the companies or issuers in which the fund invests. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

Fund summary
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The U.S. government has prohibited U.S. persons, such as the fund, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund's opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund's assets may go down.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia's military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the fund’s investments may be negatively affected. The fund may experience a substantial or complete loss on any security or derivative position.
Risks of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs), subjects the fund to the risks of investing in the underlying securities or assets held by those funds. Each underlying fund pursues its own investment objectives and strategies and may not achieve its objectives. When investing in another fund, the fund will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. Underlying funds may themselves invest in other investment companies. The fund may invest a significant portion of its assets in a single underlying fund. Therefore, the performance of a single underlying fund can have a significant effect on the performance of the fund and the price of its shares. If underlying funds invest in the same or similar securities, the fund may indirectly bear concentration risk with respect to those investments.The adviser may be subject to potential conflicts of interest in selecting underlying funds because the management fees paid to it by some affiliated underlying funds are higher than the fees paid by other affiliated and unaffiliated underlying funds. The portfolio managers may also be subject to conflicts of interest in allocating fund assets among underlying funds because the fund’s portfolio management team may also manage some of the underlying funds. ETFs and closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to the ETF's or closed-end fund’s net asset value.
Portfolio selection risk. The adviser's evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds, securities or other investments within the allocation model, may prove to be incorrect. To the extent that the fund invests a significant percentage of its assets in any one underlying fund, the fund will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result. WIth respect to underlying funds, the adviser's judgment about the attractiveness, relative value or potential appreciation of an equity security, or about the quality, relative yield or relative value of a fixed income security, or about a particular sector, region, market segment or industry, or about an investment strategy, or about interest rates or other market factors, may prove to be incorrect or may not produce the desired results. There may be imperfections, errors or limitations in the models, tools and information used by the adviser to the fund or an underlying fund.
ESG risk. The fund’s adviser may consider ESG information in its investment research process. This may mean forgoing some investment opportunities available to funds that do not consider ESG information. In considering ESG information, the adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased. ESG considerations are not a primary focus of certain underlying funds, and the weight given by the adviser to ESG considerations in making investment decisions for such funds will vary and, for any specific decision, they may be given little or no weight. Certain other underlying funds have ESG criteria which exclude securities of issuers in certain industries. Excluding specific issuers limits the universe of investments available to the fund as compared with other funds that do not consider ESG criteria or ESG factors, which may mean forgoing some investment opportunities available to funds that do not consider ESG criteria or ESG factors. Accordingly, the fund may underperform other funds that do not utilize an investment strategy

Fund summary
that considers ESG criteria or ESG factors. However, the strategy of seeking to identify companies with sustainable business models is believed to provide potential return and risk benefits, including the selection of issuers with fewer ESG-related risks.
Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.
Equity-linked notes risk. Equity-linked notes (ELNs) may not perform as expected and could cause the fund to realize significant losses including its entire principal investment. Investments in ELNs often have risks similar to their underlying securities, which may include market risk and, as applicable, risks of non-U.S. investments and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain risks of fixed income securities, such as interest rate and credit risks. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed income investment.
Equity securities risk. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities.
Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Interest rates may go up, causing the value of the fund’s investments to decline (this risk generally will be greater for securities with longer maturities or durations). For example, if interest rates increase by 1%, the value of a fund’s securities with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the fund's investments.
Sanctions or other government actions against certain countries could negatively impact the fund’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets. China and other developing market countries may be subject to considerable degrees of economic, political and social instability. The U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s

Fund summary
economy. In addition, China's long-running conflict over Taiwan's sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could result in military conflict that could adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. The U.S. and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain fund investments, on fund performance and the value of an investment in the fund.
Risks of investing in insurance-linked securities. The fund could lose a portion or all of the principal it has invested in an insurance-linked security, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. The fund may also invest in insurance-linked securities that are subject to “indemnity triggers.” An indemnity trigger is a trigger based on the actual losses of the ceding sponsor (i.e., the party seeking reinsurance). Insurance-linked securities subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such insurance-linked securities are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the fund. There is no way to accurately predict whether a trigger event will occur and, accordingly, insurance-linked securities carry significant risk. In addition to the specified trigger events, insurance-linked securities may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Certain insurance-linked securities may have limited liquidity, or may be illiquid. The fund has limited transparency into the individual contracts underlying certain insurance-linked securities, which may make the risk assessment of such securities more difficult. Certain insurance-linked securities may be difficult to value.
Risks of investing in loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemption requests for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. The adviser’s decision not to receive material, non-public information about an issuer of a loan either held by, or considered for investment by, the fund, under normal circumstances could place it at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer, and adversely affect the fund’s investment performance. Loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.
Derivatives risk. Using swaps, futures and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may

Fund summary
have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations. New derivatives regulations require the fund, to the extent it uses derivatives to a material extent, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the fund to pursue its investment strategies and may not be effective to mitigate the fund's risk of loss from derivatives.
Liquidity risk. Some securities and derivatives held by the fund may be or become impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. An instrument’s liquidity may be affected by reduced trading volume, a relative lack of market makers or legal restrictions, and illiquid securities and derivatives also may be difficult to value. Markets may become illiquid quickly. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid asset or unwind a derivative position to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The ability to value the fund’s investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.
Cybersecurity risk. Cybersecurity failures by and breaches of the fund’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt fund operations, interfere with the fund’s ability to calculate its NAV, prevent fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the fund or their investment in the fund, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. New ways to carry out cyber attacks continue to develop. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund's ability to plan for or respond to a cyber attack.
Portfolio turnover risk. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause shareholders to incur a higher level of taxable income or capital gains.
Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if the expenses of underlying funds increase or if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund summary
The fund's past performance
The bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the MSCI World NR Index and the Bloomberg US Aggregate Bond Index, each a broad-based measure of market performance that has characteristics relevant to the fund’s investment strategies, and a blended benchmark (60% MSCI World NR Index/40% Bloomberg US Aggregate Bond Index).
You can obtain updated performance information by visiting https://amundi.com/products/mutual-funds/performance.html or by calling 1-800-225-6292.
The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.
The bar chart does not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.
Ibbotson Associates, Inc. served as the fund’s sub-adviser until November 14, 2014. Effective November 17, 2014, Amundi US became directly responsible for portfolio management decisions for the fund.
The performance shown for all periods reflects the investment strategy in effect for the fund during such periods.

Annual return Class A shares (%)
(Year ended December 31)

For the period covered by the bar chart:
	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	12.59%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-17.50%	01/01/2020 to	03/31/2020
Year-to-Date	5.60%		September 30, 2023
No performance information is presented for Class K shares in the table because Class K shares do not have annual returns for at least one calendar year. The returns for Class K shares would differ from those of Class A, Class C, Class R and Class Y shares because they have different expenses.

Fund summary
Average annual total return (%)
(for periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					8/9/04
Return before taxes	-14.12	1.97	4.16	4.47
Return after taxes on distributions	-16.87	0.11	2.65	3.24
Return after taxes on distributions and sale of shares	-6.76	1.19	2.93	3.31
Class C	-10.28	2.46	4.05	3.84	8/9/04
Class R	-9.19	2.94	N/A	3.20	7/1/15
Class Y	-8.62	3.43	5.04	4.67	9/26/05
Blended Benchmark (60% MSCI World NR Index/40% Bloomberg US Aggregate Bond Index) (reflects no deduction for fees, expenses or taxes)	-15.85	4.01	5.92	5.93	8/9/04
MSCI World NR Index (reflects no deduction for fees, expenses or taxes)	-18.14	6.14	8.85	7.38	8/9/04
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01	0.02	1.06	3.02	8/9/04
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the sale of fund shares.
After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class K, Class R and Class Y shares will vary.

Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Kenneth J. Taubes, Executive Vice President and
Chief Investment Officer, U.S. of Amundi US
(portfolio manager of the fund since 2018); and
Marco Pirondini, Senior Managing Director and
Head of Equities, U.S. of Amundi US (portfolio
manager of the fund since 2018)

Purchase and sale of fund shares
You may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund in writing or by telephone: Pioneer Funds, P.O. Box 534427, Pittsburgh, PA 15253-4427, tel. 1-800-225-6292.
Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. Generally, the initial investment for Class K or Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class K or Class Y shares, as applicable. There is no minimum additional investment amount for Class K or Class Y shares. There is no minimum investment amount for Class R shares.
Tax information
The fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.

More on the fund’s investment objectives and strategies
Investment objectives
Long-term capital growth and current income.
The fund’s investment objectives may be changed without shareholder approval. The fund will provide at least 30 days’ written notice prior to implementing any change to its investment objectives.
Principal investment strategies
The fund is a “fund of funds.” The fund seeks to achieve its investment objectives by investing in other funds (“underlying funds”) and using asset allocation strategies to allocate its assets among the underlying funds.
Asset allocation process
The fund invests in underlying funds managed by Amundi Asset Management US, Inc. (“Amundi US”) or one of its affiliates.
The fund allocates its assets among underlying funds with exposure to the broad asset classes of equity, fixed income and short-term (money market) investments. The fund also may invest in underlying funds with exposure to non-traditional - so-called “alternative” - asset classes such as real estate investment trusts (REITs), or that use alternative strategies, such as market neutral strategies (strategies that seek to achieve positive returns while attempting to limit general market exposure) or relative value strategies (strategies that seek to identify securities that are undervalued relative to each other or historical norms). The fund may invest in underlying funds with exposure to debt and equity securities of issuers located throughout the world, including both developed and emerging markets.
The fund does not have target ranges for the allocation of assets among asset classes or individual underlying funds. The fund invests a minimum of 25% of its assets in each of fixed income and equity securities. The fund’s exposure to different asset classes and allocations among underlying funds will change from time to time in response to broad economic and market factors, as well as strategic and tactical considerations. The equity securities to which the fund may have exposure may be of any market capitalization. The fixed income securities to which the fund may have exposure may be of any maturity and of any credit quality, including high yield or “junk” bonds.
Amundi US allocates the fund's assets among underlying funds based on strategic positioning and tactical considerations, taking into account both broad economic and market factors and factors specific to particular investments. Amundi US allocates the fund's investments in the underlying funds based on an evaluation of three components: strategic asset allocation (generally, the weighting of allocations among broad asset classes to capture market returns), tactical asset allocation (generally, the weighting of allocations to various sub-categories within broad asset classes to add value relative to the general strategic allocations) and fund selection. Amundi US's analysis in selecting underlying funds includes an assessment of a fund's historical relative and absolute performance, volatility and other risk characteristics, and correlation with other funds and benchmarks. Amundi US considers the relative return potential of investments in view of their expected relative risk, including potential volatility and drawdown risk (the risk of significant loss, measured from peak value) among other risks. Amundi US also analyzes the fund's investment strategies, investment process and portfolio management team. The goal of this process is to identify a combination of investments with the potential to provide total return consistent with the fund's overall risk/return profile.
As part of its asset allocation strategy, the fund may invest in Pioneer Multi-Asset Income Fund, among other Pioneer Funds. Pioneer Multi-Asset Income Fund has the flexibility to invest in a broad range of income-producing investments, including both debt securities and equity securities. Pioneer Multi-Asset Income Fund’s investments in debt securities may include instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-U.S. governmental entities, mortgage-related or mortgage-backed securities (including “sub-prime” mortgages), asset-backed securities, floating rate loans, convertible securities, Treasury Inflation Protected Securities (“TIPS”) and other inflation-linked debt securities, subordinated debt securities, insurance-linked securities, and funds that invest primarily in debt securities. Pioneer Multi-Asset Income Fund’s investments in equity securities include common stocks, rights, warrants, depositary receipts, funds that invest primarily in equity securities, preferred stock, equity interests in real estate trusts (REITs), equity-linked notes and master limited partnerships. Pioneer Multi-Asset Income Fund may invest in the securities of issuers located throughout the world, including in emerging markets. As of September 30, 2023, approximately 31% of the fund was allocated to Pioneer Multi-Asset Income Fund. The fund’s allocation among underlying funds, including Pioneer Multi-Asset Income Fund, will change from time to time.
As part of its asset allocation strategy, the fund may invest in Pioneer Global Sustainable Equity Fund, among other funds. Pioneer Global Sustainable Equity Fund normally invests at least 80% of its net assets in equity securities of issuers located throughout the world. Normally, the fund invests at least a minimum percentage of its net assets in issuers located outside of the United States. The minimum percentage is the lesser of (a) 40% or (b) the percentage of the MSCI World NR Index that is represented by non-U.S. issuers from time to time minus 10 percentage points. For example, if non-U.S. issuers represent 45% of the MSCI

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World NR Index, the minimum percentage is 35% and in that case the fund will normally invest at least 35% of its net assets in issuers located outside of the U.S. Notwithstanding the foregoing, if the minimum percentage determined as described above is more than 30%, the minimum percentage may be reduced to 30% for so long as market conditions for these investments or in specific foreign markets are deemed unfavorable by the adviser. The fund also applies ESG criteria to its investments. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that the adviser believes adhere to the fund’s ESG criteria. For purposes of the 80% investment policy, “ESG criteria” is defined as the exclusion of investments issued by companies significantly involved in the production of tobacco products and controversial military weapons, consisting of cluster weapons, anti-personnel mines, nuclear weapons, and biological and chemical weapons, and the operation of thermal coal mines. To the extent possible on the basis of information available to the adviser, an issuer will be deemed to be significantly involved in an activity if it derives more than 10% of its gross revenues from such activities. As of September 30, 2023, approximately 20% of the fund was allocated to Pioneer Global Sustainable Equity Fund. The fund’s allocation among underlying funds, including Pioneer Global Sustainable Equity Fund, will change from time to time.
Annual and semi-annual reports for the underlying funds may be obtained on the fund’s website at amundi.com/us.
Investments typically are sold when Amundi US's overall assessment of market and economic conditions changes or the assessments of the attributes of specific investments change.
The fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the statement of additional information.
Each underlying fund’s investment strategies may include the following investment strategies:
Investments in equity securities
Equity securities
The fund may invest in equity securities. Equity securities in which the fund invests include common stocks and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

Equity-linked notes
An equity-linked note (ELN) is a structured investment that has principal and/or interest payments based on the value of a single equity security, a basket of equity securities or an index of equity securities. An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an underlying equity. The fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, as well as in privately negotiated transactions with the issuer of the ELN. The liquidity of an unlisted ELN is normally determined by the willingness of the issuer to make a market in, or to unwind, the ELN. While the fund seeks to purchase unlisted ELNs from issuers that it believes to be willing to, and capable of, repurchasing the ELN at a reasonable price, there can be no assurance that the fund will be able to sell the ELN at such a price or at all. The fund may or may not hold an ELN until its maturity.
Investments in REITs
REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including “sub-prime” mortgages, secured by real estate and derive their income from collection of interest.
Investments in fixed income securities
Debt securities
The fund may invest in debt securities. Debt securities in which the fund invests include U.S. government securities, debt securities of corporate and other issuers, mortgage- and asset-backed securities and short-term debt securities. Generally, the fund may acquire debt securities that are investment grade, but the fund may invest in below investment grade debt securities (known as “junk bonds”), including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.
U.S. government securities
The fund may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association (GNMA) certificates; supported by the right of the issuer to borrow from the U.S.

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Treasury, like those of the Federal Home Loan Banks (FHLBs); supported by the discretionary authority of the U.S. government to purchase the agency’s securities, like those of the Federal National Mortgage Association (FNMA); or supported only by the credit of the issuer itself, like the Tennessee Valley Authority. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies. U.S. government securities include zero coupon securities that make payments of interest and principal only upon maturity and which therefore tend to be subject to greater volatility than interest-bearing securities with comparable maturities.
Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the GNMA, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by FNMA and the Federal Home Loan Mortgage Corporation (FHLMC).
Mortgage-backed securities
The fund may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities, such as FNMA or FHLMC, or by agencies of the U.S. government, such as GNMA. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The fund's investments in mortgage-related securities may include mortgage derivatives and structured securities.
The fund may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or other mortgage-backed securities. Depending upon the class of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay holders of other classes of the CMO or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to pay other classes. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.
The fund may invest in commercial mortgage-backed securities (“CMBS”). CMBS are subject to the risks generally associated with mortgage-backed securities. CMBS may not be backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.
The commercial mortgages underlying certain commercial mortgage-backed securities generally allow all or a substantial portion of the loan balance to be paid at maturity, commonly known as a balloon payment. Some mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, where payments are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed securities.
The fund may invest in credit risk transfer securities. Credit risk transfer securities are a type of mortgage-related security that transfers the credit risk related to certain types of mortgage-backed securities to the owner of the credit risk transfer security. Credit risk transfer securities are commonly issued by government-sponsored enterprises (GSEs), such as FNMA or FHLMC, but may also be issued by private entities such as banks or other financial institutions. Credit risk transfer securities issued by GSEs are unguaranteed and unsecured fixed or floating rate general obligations and are typically issued at par and have stated final maturities. In addition, GSE-issued credit risk transfer securities are structured so that: (i) interest is paid directly by the issuing GSE; and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a pool of residential mortgage loans acquired by the GSE. In this regard, holders of GSE credit risk transfer securities receive compensation for providing credit protection to the GSE and, when a specified level of losses on the underlying mortgage loans occurs, the principal balance and certain payments owed to the holders of such GSE credit risk transfer securities may be reduced.
In the event that a government-sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by FNMA and FHLMC, or other government-sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying

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mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.
Asset-backed securities
The fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The fund's investments in asset-backed securities may include derivative and structured securities.
The fund may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The fund may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.
Insurance-linked securities
The fund may invest in insurance-linked securities (ILS). The fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The fund is entitled to receive principal and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The fund’s investments in ILS may include event-linked bonds. ILS also may include securities issued by special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments. The fund may invest in interests in pooled entities that invest primarily in ILS.
Where the ILS are based on the performance of underlying reinsurance contracts, the fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the insurer and/or reinsurer. Accordingly, it may be more difficult for Amundi US to fully evaluate the underlying risk profile of the fund’s structured reinsurance investments, and therefore the fund’s assets are placed at greater risk of loss than if Amundi US had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the fund.
Floating rate investments
Floating rate investments are securities and other instruments with interest rates that adjust or “float” periodically based on a specified interest rate or other reference and include floating rate loans, repurchase agreements, money market securities and shares of money market and short-term bond funds.
Floating rate loans
Floating rate loans are provided by banks and other financial institutions to large corporate customers in connection with recapitalizations, acquisitions, and refinancings. These loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These loans are rated below investment grade. The rates of interest on the loans typically adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR) or Secured Overnight Financing Rate (SOFR), a designated U.S. bank’s prime or base rate or the overnight federal funds rate, plus a premium. Some loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Other loans reset periodically when the underlying rate resets.
In most instances, the fund’s investments in floating rate loans hold a senior position in the capital structure of the borrower. Having a senior position means that, if the borrower becomes insolvent, senior debtholders, like the fund, will be paid before subordinated debtholders and stockholders of the borrower. Senior loans typically are secured by specific collateral.

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Floating rate loans typically are structured and administered by a financial institution that acts as an agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in the loan. When the fund is a direct investor in a loan, the fund may have the ability to influence the terms of the loan, although the fund does not act as the sole negotiator or originator of the loan. Participation interests are fractional interests in a loan issued by a lender or other financial institution. When the fund invests in a loan participation, the fund does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower.
Subordinated securities
The fund may invest in securities that are subordinated or “junior” to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.
Investment grade securities
A debt security is considered investment grade if it is:
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Rated BBB or higher at the time of purchase by Standard & Poor’s Financial Services LLC;
•
Rated the equivalent rating by a nationally recognized statistical rating organization; or
•
Determined to be of equivalent credit quality by Amundi US.
Securities in the lowest category of investment grade (i.e., BBB) are considered to have speculative characteristics. An investor can still lose significant amounts when investing in investment grade securities.
Below investment grade securities (“junk bonds”)
The fund may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Amundi US. A debt security is below investment grade if it is rated BB or lower by Standard & Poor’s Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Amundi US. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.

Debt rating considerations
For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security’s credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the fund’s securities, Amundi US will consider if any action is appropriate in light of the fund's investment objectives and policies. These ratings are used as criteria for the selection of portfolio securities, in addition to Amundi US’s own assessment of the credit quality of potential investments.
Equity and fixed income investments
ESG considerations
The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process for certain underlying funds by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight. Notwithstanding the foregoing, the adviser generally will not invest underlying fund assets in (i) companies that the adviser determines have significant involvement in the manufacturing of complete tobacco products, (ii) companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs, or (iii) companies with involvement in the production or sale of nuclear weapons. For certain underlying funds that have an ESG focus, the adviser generally will also not invest fund assets in (a) companies

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developing or planning to develop new thermal coal capacities, companies generating more than 20% of their revenue from thermal coal mining extraction, companies with annual thermal coal extraction of 70MT or more without intention to reduce, or companies with revenue in thermal coal mining extraction and thermal coal power generation that exceeds 50% of their revenue, or (b) issuers that violate, repeatedly and seriously, one or more of the ten principles of the UN Global Compact, without credible corrective action.
Non-U.S. investments
The fund may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index.
Derivatives
The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. The fund also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security or index of securities without buying or selling the security or securities comprising the relevant index. The fund may invest in credit default swap index products (“CDX”) (swaps based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds). A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including:
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In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
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As a substitute for purchasing or selling securities
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To attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative

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To manage portfolio characteristics (for example, the fund's exposure to various market segments)
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As a cash flow management technique
The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Inverse floating rate obligations
The fund may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objectives. The fund may invest the remainder of its assets in money market funds, securities with remaining maturities of less than one year or cash equivalents, including overnight repurchase agreements, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The fund may adopt a defensive strategy when the adviser believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the fund to achieve its investment objectives.
Additional investment strategies
In addition to the principal investment strategies discussed above, the fund and each underlying fund may also use other techniques, including the following non-principal investment strategies.
Repurchase agreements
In a repurchase agreement, the fund purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The repurchase price is generally higher than the purchase price paid by the fund, with the difference being income to the fund. The securities purchased serve as the fund's collateral

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for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Reverse repurchase agreements and borrowing
The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money from banks or other lenders for temporary purposes. The fund may borrow up to 33 1∕3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations.
Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

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Principal investment risks
You could lose money on your investment in a fund. As with any mutual fund, there is no guarantee that a fund will achieve its objectives. The fund’s investment performance is directly related to the performance of the underlying funds. The fund is exposed to the following risks through its investments in underlying funds.
Market risk. The market prices of securities or other assets held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the fund's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.
Changes in market conditions may not have the same impact on all types of securities. The value of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets; reduced liquidity of many instruments; and disruptions to supply chains, consumer demand and employee availability, may continue for some time.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

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Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund's investments, impair the fund's ability to satisfy redemption requests, and negatively impact the fund's performance. In addition, inflation, rising interest rates, global supply chain disruptions and other market events could adversely affect the companies or issuers in which the fund invests. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The U.S. government has prohibited U.S. persons, such as the fund, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund's opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund's assets may go down.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia's military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region, could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the fund’s investments may be negatively affected. The fund may experience a substantial or complete loss on any security or derivative position.
Until recently, a commonly used reference rate for floating rate securities was LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (with or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the fund's transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the fund's performance.
Risks of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs), subjects the fund to the risks of investing in the underlying securities or assets held by those funds. Each underlying fund pursues its own investment objectives and strategies and may not achieve its objectives. When investing in another fund, the fund will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. Consequently, an investment in the fund entails more direct and indirect expenses than a direct investment in the underlying funds. Underlying

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funds may themselves invest in other investment companies. The fund may invest a significant portion of its assets in a single underlying fund. Therefore, the performance of a single underlying fund can have a significant effect on the performance of the fund and the price of its shares. If underlying funds invest in the same or similar securities, the fund may indirectly bear concentration risk with respect to those investments. The adviser may be subject to potential conflicts of interest in selecting underlying funds because the management fees paid to it by some affiliated underlying funds are higher than the fees paid by other affiliated and unaffiliated underlying funds. The portfolio managers may also be subject to conflicts of interest in allocating fund assets among underlying funds because the fund’s portfolio management team may also manage some of the underlying funds. ETFs and closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to the ETF’s or closed-end fund’s net asset value.
The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. If you are a taxable shareholder, you may receive taxable distributions consisting of gains from transactions by the underlying funds as well as gains from the fund’s transactions in shares of the underlying funds.
Furthermore, Amundi US manages the underlying funds. Because the portfolio management teams of each of the affiliated underlying funds may draw upon the resources of the same equity and fixed income analyst team or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.
In addition, Amundi US will select affiliated underlying funds without considering or canvassing the universe of unaffiliated underlying funds available, even though there may (or may not) be one or more unaffiliated underlying funds that investors might regard as more attractive for the fund or that have superior returns.
Portfolio selection risk. The adviser’s evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds, securities or other investments within the allocation model, may prove to be incorrect. To the extent that the fund invests a significant percentage of its assets in any one underlying fund, the fund will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result. With respect to an underlying fund, the adviser’s judgment about the attractiveness, relative value or potential appreciation of an equity security, or about the quality, relative yield or relative value of a fixed income security, or about a particular sector, region, market segment or industry, or about an investment strategy, or about interest rates or other market factors, may prove to be incorrect or may not produce the desired results. There may be imperfections, errors or limitations in the models, tools and information used by the adviser to the fund or an underlying fund.
ESG risk. The fund’s adviser may consider ESG information in its investment research process. This may mean forgoing some investment opportunities available to funds that do not consider ESG information. In considering ESG information, the adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased. ESG considerations are not a primary focus of certain underlying funds, and the weight given by the adviser to ESG considerations in making investment decisions for such funds will vary and, for any specific decision, they may be given little or no weight. Certain other underlying funds have ESG criteria which exclude securities of issuers in certain industries. Excluding specific issuers limits the universe of investments available to the fund as compared with other funds that do not consider ESG criteria or ESG factors, which may mean forgoing some investment opportunities available to funds that do not consider ESG criteria or ESG factors. Accordingly, the fund may underperform other funds that do not utilize an investment strategy that considers ESG criteria or ESG factors. However, the strategy of seeking to identify companies with sustainable business models is believed to provide potential return and risk benefits, including the selection of issuers with fewer ESG-related risks.
Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a fund without the same focus.
Equity-linked notes risk. Investments in equity-linked notes (ELNs) often have risks similar to their underlying securities, which may include market risk and, as applicable, risks of non-U.S. investments and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain risks of fixed income securities, such as interest rate and credit risks. If the prices of the underlying securities move in an unexpected manner, then the fund may not achieve the anticipated benefits of an investment in an ELN, and may suffer losses, which could be significant and could include the fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and the fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its

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investment. If an issuer defaults, the fund would look to any underlying collateral to recover its losses, but there can be no assurance that the collateral will be sufficient to cover the fund's losses. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. The liquidity of an unlisted ELN is normally determined by the willingness of the issuer to make a market in the ELN. While the fund will seek to purchase ELNs only from issuers that it believes to be willing to, and capable of, repurchasing the ELN at a reasonable price, there can be no assurance that the fund will be able to sell the ELN at such price or at all. This may impair the fund’s ability to enter into other transactions at a time when doing so might be advantageous. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed income investment.
Equity securities risk. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities.
Following is additional information regarding the risks of investing in equity securities.
Value style risk. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market. A value stock may not increase in price as anticipated by the adviser if other investors fail to recognize the company's value and bid up the price or the factors that the adviser believes will increase the price of the security do not occur or do not have the anticipated effect.
Growth style risk. The fund's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market. Growth securities may also be more volatile than other investments because they often do not pay dividends. The values of growth securities tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows.
Small and mid-size companies risk. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, or poor economic or market conditions, including those experienced during a recession, have more limited product lines, operating histories, markets or capital resources, may be dependent upon a limited management group, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.
Risks of investments in real estate related securities. The fund has risks associated with the real estate industry. Although the fund does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:
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The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
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Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
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The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
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A REIT in the fund's portfolio is, or is perceived by the market to be, poorly managed
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If the fund's real estate related investments are concentrated in one geographic area or property type, the fund will be particularly subject to the risks associated with that area or property type
REITs can generally be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest primarily in real property and derive income mainly from the collection of rents. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and derive income primarily from interest payments. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so-called “sub-prime” mortgages are particularly subject to this risk. Hybrid REITs invest both in real property and in mortgages.
Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow

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dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Such expenses are not shown in “Annual fund operating expenses” above.
Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.
Risks of convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible security is composed of two or more separate securities or instruments, each with its own market value. If the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Also, the market prices of preferred stocks are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Generally, under normal circumstances, preferred stocks do not carry voting rights. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than other securities. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Risks of warrants and rights. Warrants and rights give the fund the right to buy stock. A warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the fund is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
The fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares. The failure to exercise subscription rights to purchase common stock would result in the dilution of the fund’s interest in the issuing company. The market for such rights is not well developed and, accordingly, the fund may not always realize full value on the sale of rights.
Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. Information about the companies may be available for very limited periods. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly public companies may decline shortly after the IPO. There is no assurance that the fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the fund’s portfolio and may lead to increased expenses to the fund, such as commissions and transaction costs. The market for IPO shares

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can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.
Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.
Following is additional information regarding the risks of investing in debt securities.
Interest rate risk. The market prices of the fund’s fixed income securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities and therefore the value of your investment in the fund, generally falls. For example, if interest rates increase by 1%, the value of a fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal.
In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up or “widens,” the value of the security will generally go down. Calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the fund, and the fund’s yield, may decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received and distributed by the fund.
Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Yield generated by the fund may decline due to a decrease in market interest rates.
Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of an underlying asset declines, the value of your investment could decline. Changes in actual or perceived creditworthiness may occur quickly. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the fund may incur expenses and suffer delays in an effort to protect the fund's interests or to enforce its rights. A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to their effective duration. The fund evaluates the credit quality of issuers and counterparties prior to investing in securities. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the

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companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.
Prepayment or call risk. Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security that can be prepaid or called prior to its maturity date, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.
Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.
To the extent the fund invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.
Liquidity risk. Liquidity risk is the risk that particular investments, or investments generally, may be or become impossible or difficult to purchase or sell. Although most of the fund's securities and other investments must be liquid at the time of investment, securities and other investments may become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Liquidity and value of investments can deteriorate rapidly. Markets may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities or when dealer market-making capacity is otherwise reduced. During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. A lack of liquidity or other adverse credit market conditions may affect the fund's ability to sell the securities in which it invests or to find and purchase suitable investments. When the fund holds illiquid investments, the fund may be harder to value, especially in changing markets. If the fund is forced to sell or unwind an illiquid investment to meet redemption requests or for other cash needs, or to try to limit losses, the fund may suffer a substantial loss or may not be able to sell at all. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain securities and other investments, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders). Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads in which investor redemptions from fixed income mutual funds may be higher than normal. If an auction fails for an auction rate security, there may be no secondary market for the security and the fund may be forced to hold the security until the security is refinanced by the issuer or a secondary market develops. To the extent the fund holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.
U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund’s investments in obligations issued by the U.S. Treasury to decline.
U.S. government agency obligations risk. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as FNMA, FHLMC and the FHLBs, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-related and asset-backed securities risk. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities. As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests

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and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. These securities are also subject to interest rate, prepayment and extension risks. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. The risk of default is generally higher in the case of mortgage-backed investments offered by private issuers and those that include so-called “sub-prime” mortgages. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.
Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more than the value of debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.
Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The fund may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets. Privately issued mortgage-related securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that the underlying borrowers will be unable to meet their obligations.
At times, some of the mortgage-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.
The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be less likely. Certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in value of mortgage-backed securities secured by such properties.
The fund may invest in CMOs. Principal prepayments on the underlying mortgage loans may cause a CMO to be retired substantially earlier than its stated maturity or final distribution date. If there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying

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mortgages include sub-prime mortgages. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of a CMO class.
The fund may invest in credit risk transfer (“CRT”) securities. CRT securities are unguaranteed and unsecured fixed income securities issued by government-sponsored or private entities that transfer the credit risk related to certain types of mortgage-backed securities to the holder of the CRT security. In the event of an issuer default, the holder of a CRT security has no direct recourse to the underlying mortgage loans. In addition, if the underlying mortgage loans default, the principal of the holders of the CRT security is used to pay back holders of the mortgage-backed securities. As a result, all or part of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to the fund. Therefore, the fund could lose all or part of its investments in credit risk transfer securities in the event of default by the underlying mortgage loans.
The fund may invest in commercial mortgage-backed securities (“CMBS”). CMBS are subject to the risks generally associated with mortgage-backed securities. CMBS may not be backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.
Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
Risks of investing in collateralized debt obligations. Investment in a collateralized debt obligation (CDO) is subject to the credit, subordination, interest rate, valuation, prepayment, extension and other risks of the obligations underlying the CDO and the tranche of the CDO in which the fund invests. CDOs are subject to liquidity risk. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO's manager may perform poorly. In addition, investments in CDOs may be characterized by the fund as illiquid securities. CDOs may be highly leveraged (which could make them highly volatile). Synthetic CDOs are also subject to the risks of investing in derivatives, such as credit default swaps, and leverage risk. The fund may invest in or be exposed to CDOs that are sometimes referred to as “covenant-lite” obligations, which generally are debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These “covenant-lite” obligations typically are particularly subject to the risks associated with investments in loans as described in this prospectus.
Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.
High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default. The fund may not receive interest payments on defaulted securities and may incur costs to protect its investment. In addition, defaulted securities involve the substantial risk that principal will not be repaid. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken

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the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often changes in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Junk bonds may also be less liquid than higher-rated securities, which means that the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. Junk bonds generally are issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt securities relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems junk bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.
Risks of investing in loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. In the event of a default, the fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the fund’s access to collateral, if any, may be limited by bankruptcy law. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemption requests for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. During periods of heightened redemption activity or distressed market conditions, the fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available). If the fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default. An economic downturn generally leads to a higher non-payment rate, and a loan may lose significant value before a default occurs. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, Amundi US will seek to avoid receiving material, non-public information about the issuer of a loan either held by, or considered for investment by, the fund, and this decision could place it at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer, and adversely affect the fund’s investment performance. Because affiliates of Amundi US may participate in the primary and secondary market for senior loans, limitations under applicable law may restrict the fund’s ability to participate in structuring a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. Loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.
Risks of investing in insurance-linked securities. The fund could lose a portion or all of the principal it has invested in an insurance-linked security, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires, floods and other weather-related occurrences, as well as mortality or longevity events. Non-natural perils include disasters resulting from human-related activity such as commercial and industrial accidents or business interruptions. Major natural disasters (such as in the cases of Super Typhoon Goni in the Philippines in 2020, monsoon flooding in China in 2020, Hurricane Irma in Florida and the Caribbean in 2017, Super Storm Sandy in 2012, and Hurricane Ian in Florida in 2022) or commercial and industrial accidents (such as aviation disasters and oil spills) can result in significant losses, and investors in ILS with exposure to such natural or other disasters may also experience substantial losses. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may increase. Typically, one significant triggering event (even in a major metropolitan area) will not result in financial failure to a reinsurer. However, a series of major triggering events could cause the failure of a reinsurer. Similarly, to the extent the fund invests in ILS for which a triggering event occurs, losses associated with such event will result in losses to the fund and a series of major triggering events affecting a large portion of the ILS held by the fund will

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result in substantial losses to the fund. The fund may also invest in insurance-linked securities that are subject to “indemnity triggers.” An indemnity trigger is a trigger based on the actual losses of the ceding sponsor (i.e., the party seeking reinsurance). Insurance-linked securities subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such insurance-linked securities are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the fund. For example, a ceding sponsor might inflate its total claims paid above the ILS trigger level, in order to share its losses with investors in the ILS. Thus, bonds with indemnity triggers may be subject to moral hazard, because the trigger depends on the ceding sponsor to properly identify and calculate losses that do and do not apply in determining whether the trigger amount has been reached. In short, “moral hazard” refers to this potential for the sponsor to influence bond performance, as payouts are based on the individual policy claims against the sponsor and the way the sponsor settles those claims. There is no way to accurately predict whether a trigger event will occur and, accordingly, insurance-linked securities carry significant risk. In addition to the specified trigger events, insurance-linked securities may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Insurance-linked securities are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Insurance-linked securities may provide for extensions of maturity in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. Certain insurance-linked securities may have limited liquidity, or may be illiquid. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the fund's investment in an insurance-linked security may be priced using fair value methods. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the fund may be forced to liquidate positions when it would not be advantageous to do so. Certain insurance-linked securities represent interests in baskets of underlying reinsurance contracts. The fund has limited transparency into the individual contracts underlying such securities and therefore must rely on the risk assessment and sound underwriting practices of the insurer and/or reinsurer. Certain insurance-linked securities may be difficult to value.
Risks of subordinated securities. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities than more senior securities.
Inflation-linked securities risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. The inflation index generally used is a non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of a non-seasonally adjusted index can cause the fund’s income level to fluctuate. As inflationary expectations increase, inflation-linked securities will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable. The inflation index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value or interest payments on such securities may decline in the event that the actual rate of inflation is different than the rate of the inflation index, and losses may exceed those experienced by other debt securities with similar durations. The values of inflation-linked securities may not be directly correlated to changes in interest rates, for example if interest rates rise for reasons other than inflation. In general, the price of an inflation-linked security tends to decline when real interest rates increase.
Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. Zero coupon bonds (which do not pay interest until maturity) and payment in kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. Payment in kind securities are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. These securities are more likely to respond to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The higher interest rates of payment in kind securities reflect the payment deferral and increased credit risk associated with these instruments, and payment in kind instruments generally represent a significantly higher credit risk than coupon bonds. These securities are more sensitive to the credit quality of the underlying issuer. Payment in kind securities may be difficult to value because their continuing accruals require continuing judgments about the collectability of the deferred payments and the

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value of any associated collateral. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the fund may receive no interest.
Unlike bonds that pay interest throughout the period to maturity, the fund generally will realize no cash until maturity and, if the issuer defaults, the fund may obtain no return at all on its investment. In addition, although the fund receives no periodic cash payments on such securities, the fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the fund to distribute to shareholders. Such distributions may be taxable when distributed to shareholders and, in addition, could reduce the fund’s reserve position and require the fund to sell securities and incur a gain or loss at a time it may not otherwise want in order to provide the cash necessary for these distributions.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:
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Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
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Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the fund's securities at times, in amounts and at prices it considers reasonable
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Adverse effect of currency exchange rates or controls on the value of the fund's investments, or its ability to convert non-U.S. currencies to U.S. dollars
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The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
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Economic, political, regulatory and social developments, military conflicts and sanctions, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, may adversely affect the securities markets
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It may be difficult for the fund to pursue claims or enforce judgments against a foreign bank, depository or issuer of a security, or any of their agents, in the courts of a foreign country
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The value of the fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Withholding and other non-U.S. taxes may decrease the fund's return. The value of the fund’s foreign investments also may be affected by U.S. tax considerations and restrictions in receiving investment proceeds from a foreign country
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Some markets in which the fund may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries
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It is often more expensive for the fund to buy, sell and hold securities in certain foreign markets than in the U.S.
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A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms
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Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange
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A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the fund’s investments, particularly in euro-denominated securities and derivative contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries
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China and other developing market countries may be subject to considerable degrees of economic, political and social instability. Markets in China and other Asian countries are relatively new and undeveloped. China’s economic health is largely dependent upon exports, and may be dependent upon the economies of other Asian countries. Investments in Chinese and other Asian issuers could be adversely affected by changes in government policies, or trade or political disputes with major trading partners, including the U.S. China’s growing trade surplus with the U.S. has given rise to trade disputes and the imposition of tariffs. The U.S. has also restricted the sale of certain goods to China. In addition, the U.S.

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government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy. China's central government exercises significant control over China's economy and may intervene in the financial markets, such as by imposing trading restrictions, and investments in Chinese issuers could be adversely affected by changes in government policies. The Chinese economy could be adversely affected by supply chain disruptions. The effect of China's recent relaxation of its zero-COVID policy on China's economy and global supply chains may not be fully known for some time. An economic slowdown in China could adversely affect economies of other emerging market countries that trade with China, as well as companies operating in those countries. Economies of Asian countries and Asian issuers could be adversely affected by regional security threats. In addition, China's long-running conflict over Taiwan's sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could result in military conflict that could adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets
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If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities
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Sanctions or other government actions against certain countries could negatively impact the fund’s investments in securities that have exposure to those countries
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Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. The U.S. and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain fund investments, on fund performance and the value of an investment in the fund

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Circumstances that impact one country could have profound impacts on other countries and on global economies or markets
Additional risks of investing in emerging markets include:
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The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic
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Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation
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The fund could experience a loss from settlement and custody practices in some emerging markets
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The possibility that a counterparty may not complete a currency or securities transaction
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Low trading volumes may result in a lack of liquidity and in extreme price volatility
Currency risk. Because the fund may invest in non-U.S. currencies, securities denominated in non-U.S. currencies, and other currency-related investments, the fund is subject to currency risk, meaning that the fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar or as a result of currency conversion costs. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.
Derivatives risk. Using swaps, futures and other derivatives exposes the fund to special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives can have a leveraging effect (which may increase investment losses) and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. If changes in a derivative’s value do not correspond to changes in the value of the fund’s other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience

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unusually high expenses as a result of, the derivative position. The other parties to certain derivative transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. The fund also may have to sell assets at inopportune times to satisfy its obligations. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.
Swap agreements and options to enter into swap agreements (“swaptions”) tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as the exchange of floating rate payments for fixed interest payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than it would have been if the fund had not entered into the interest rate swap.
The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.
Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve heightened risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of default (or similar event). Swaps may be difficult to unwind or terminate. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Relatively recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations.
Credit default swap index risk. The fund may invest in credit default swap index products (“CDX”) (swaps based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds) in an effort to obtain exposure to a diversified portfolio of credits or to hedge against existing credit risks. CDX have similar risks as other credit default swaps contracts.

More on the risks of investing in the fund
The use of CDX is subject to the risk that the fund's counterparty will default on its obligations. Investments in CDX are also subject to credit risk with respect to the issuers of the underlying reference obligations in the index, liquidity risk and operational risks. The fund will also normally indirectly bear its proportionate share of any expenses paid by a CDX in addition to the expenses of the fund.
Forward foreign currency transactions risk. To the extent that the fund enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund's holdings, or if the counterparty defaults. Such transactions may also prevent the fund from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets. The fund's ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and Amundi US’s judgment regarding the direction of changes in currency exchange rates.
Risks of investing in inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations. New derivatives regulations require the fund, to the extent it uses derivatives to a material extent, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the fund to pursue its investment strategies and may not be effective to mitigate the fund's risk of loss from derivatives.
Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ - higher or lower - from the fund’s valuation of the investment, and such differences could be significant, particularly for illiquid securities and securities that trade in thin markets and/or markets that experience extreme volatility. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. The fund may value investments using fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. Fixed income securities are typically valued using fair value methodologies. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the fund determines its net asset value. The ability to value the fund’s investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, or accelerate taxable gains or transaction costs, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. If one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s adviser, redemptions by these shareholders may further increase the fund’s redemption risk. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.
Cybersecurity risk. Cybersecurity failures by and breaches of the fund’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt fund operations, interfere with the fund’s ability to calculate its NAV, prevent fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the

More on the risks of investing in the fund
fund or their investment in the fund, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The fund and its shareholders could be negatively impacted as a result. New ways to carry out cyber attacks continue to develop. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund's ability to plan for or respond to a cyber attack.
Non-diversification risk. To the extent an underlying fund is classified as “not diversified,” the underlying fund may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Being non-diversified may magnify the fund’s and the underlying fund’s losses from adverse events affecting a particular issuer.
Portfolio turnover risk. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause shareholders to incur a higher level of taxable income or capital gains.
Cash management risk. The value of the investments held by the fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the fund has any uninvested cash, the fund would be subject to credit risk with respect to the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. During such periods, it may be more difficult for the fund to achieve its investment objectives.
Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if the expenses of underlying funds increase or if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
To learn more about the fund's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.

Disclosure of portfolio holdings
The fund's policies and procedures with respect to disclosure of the fund's securities are described in the statement of additional information.

Management
Investment adviser
Effective January 1, 2021, Amundi Pioneer Asset Management, Inc. changed its name to Amundi Asset Management US, Inc. (“Amundi US”).
Amundi US, the fund’s investment adviser, selects the fund’s investments and oversees the fund’s operations.
Amundi US is an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi Holdings US, Inc. Amundi, one of the world’s largest asset managers, is headquartered in Paris, France. As of September 30, 2023, Amundi had more than $2.0 trillion in assets under management worldwide. As of September 30, 2023, Amundi US (and its U.S. affiliates) had over $92 billion in assets under management.
Amundi US’s main office is at 60 State Street, Boston, Massachusetts 02109.
The firm’s U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.
Amundi US has received an order from the Securities and Exchange Commission that permits Amundi US, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Amundi US (an “unaffiliated subadviser”) or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the fund without shareholder approval. Amundi US retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.
Portfolio management
Day-to-day management of the portfolio is the responsibility of Kenneth J. Taubes and Marco Pirondini. Mr. Taubes and Mr. Pirondini are supported by the firm’s research teams, which provide fundamental and quantitative research on companies on a global basis, and include members from one or more of Amundi US’s affiliates.
Mr. Taubes, Executive Vice President and Chief Investment Officer, U.S. of Amundi US, is responsible for overseeing the U.S. fixed income team. He joined Amundi US as a senior vice president in September 1998 and has been an investment professional since 1982. Mr. Taubes has served as portfolio manager of the fund since 2018.
Mr. Pirondini, Senior Managing Director and Head of Equities, U.S., has served as a portfolio manager of the fund since 2018. From 2004 until 2010, Mr. Pirondini was Global Chief Investment Officer of Amundi US, overseeing equity, fixed income, balanced, and quantitative portfolio management, and quantitative and fundamental research divisions. Mr. Pirondini joined a predecessor organization to Amundi US in 1991.
The fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the fund.
Management fee
The fund does not pay a direct management fee to Amundi US. The fund bears a pro rata portion of the fees and expenses, including management fees, of each underlying fund in which the fund invests. The fund invests primarily in funds managed by Amundi US. Accordingly, Amundi US may be subject to potential conflicts of interest in selecting underlying funds because the management fees paid to it by some underlying funds are higher than the fees paid by other affiliated and unaffiliated underlying funds.
A discussion regarding the basis for the Board of Trustees’ approval of the management contract is available in the fund’s semi-annual report to shareholders for the period ended January 31, 2023.
Distributor
Amundi Distributor US, Inc. is the fund's distributor. The fund compensates the distributor for its services. The distributor is an affiliate of Amundi US.

Pricing of shares
Net asset value
The fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open as of the close of regular trading (normally 4:00 p.m. Eastern time). On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value is not calculated. The fund’s most recent net asset value is available on the fund’s website, us.amundipioneer.com.
The fund invests in shares of other funds that are not traded on an exchange. Such shares of other funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.
The fund generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods. Amundi US, the fund’s valuation designee, may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
The fund generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, a pricing matrix, or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.
The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem fund shares.
Amundi US has been designated as the fund's valuation designee, with responsibility for fair valuation subject to oversight by the fund's Board of Trustees. When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Amundi US to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Amundi US to be unreliable, Amundi US uses other fair value methods to value the fund’s securities. Amundi US also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the fund’s net asset value is calculated. Because the fund may invest in securities rated below investment grade — some of which may be thinly traded and for which prices may not be readily available or may be unreliable — Amundi US may use fair value methods more frequently with respect to the fund’s investments than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the fund’s shares to differ from the net asset value that would be calculated only using market prices.
The prices used by Amundi US to value the fund’s securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Choosing a class of shares
The fund offers five classes of shares through this prospectus. Each class has different eligibility requirements, sales charges and expenses, allowing you to choose the class that best meets your needs.
Factors you should consider include:
•
The eligibility requirements that apply to purchases of a particular share class
•
The expenses paid by each class
•
The initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to each class
•
Whether you qualify for any reduction or waiver of sales charges
•
How long you expect to own the shares
•
Any services you may receive from a financial intermediary
When choosing between Class A or Class C shares, you should be aware that, generally speaking, the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the initial sales charge and distribution and service fees you would have paid for purchases of Class A shares.
If you are eligible to purchase Class K or Class Y shares, you should be aware that Class K and Class Y shares are not subject to an initial sales charge, CDSC or distribution and service fees and generally have lower annual expenses than Class A or Class C shares. However, if you invest in Class K shares or Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.
Class R shares generally are available only through certain tax-deferred retirement plans and related accounts, and are not subject to an initial sales charge but are subject to distribution and service fees.
Your investment professional can help you determine which class meets your goals. Your investment professional or financial intermediary may receive different compensation depending upon which class you choose, and may impose its own investment fees and practices for purchasing and selling fund shares, which are not described in this prospectus or in the statement of additional information. Consult your investment professional or financial intermediary about the availability of fund shares, the investment professional or financial intermediary’s practices, and other information.

Please note that the fund does not charge any initial sales charge, CDSC or other asset-based fee for sales or distribution of Class K shares or Class Y shares. However, if you invest in Class K shares or Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.
Because the fund is not party to any commission arrangement between you and your investment professional or financial intermediary, any purchases and redemptions of Class K shares or Class Y shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by an investment professional or financial intermediary are not reflected in the fees and expenses listed in the fee table or expense example in this prospectus nor are they reflected in the performance in the bar chart and table in this prospectus because these commissions are not charged by the fund.
For information on the fund’s expenses, please see “Fund Summary.”
The availability of certain sales charge waivers and discounts may depend on whether you purchase and sell your shares directly from the fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (CDSC) waivers, which are discussed under “Intermediary defined sales charge waiver policies.” In all instances, it is your responsibility to notify the fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, you will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. Please see the “Intermediary defined sales charge waiver policies” section to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.
Class A shares
•
You pay a sales charge of up to 5.75% of the offering price, which is reduced or waived for large purchases and certain types of investors. At the time of your purchase, your investment firm may receive a commission from the distributor of up to 5%, declining as the size of your investment increases.
•
There is no contingent deferred sales charge, except in certain circumstances when no initial sales charge is charged.
•
Distribution and service fees of 0.25% of average daily net assets.

Choosing a class of shares
Class C shares
•
A 1% contingent deferred sales charge is assessed if you sell your shares within one year of purchase. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 1%.
•
Distribution and service fees of 1.00% of average daily net assets.
•
Maximum purchase amount (per transaction) of $499,999.
•
Class C shares automatically convert to Class A shares after 8 years.
Class K shares
•
No initial or contingent deferred sales charge. However, if you invest in Class K shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.
•
Initial investments by discretionary accounts and direct investors are subject to a $5 million investment minimum, which may be waived in some circumstances.
•
There is no investment minimum for other eligible investors.
Class R shares
•
No initial or contingent deferred sales charge.
•
Distribution fees of 0.50% of average daily net assets. Separate service plan provides for payment to financial intermediaries of up to 0.25% of average daily net assets.
•
Generally, available only through certain tax-deferred retirement plans and related accounts.
Class Y shares
•
No initial or contingent deferred sales charge. However, if you invest in Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.
•
Initial investments are subject to a $5 million investment minimum, which may be waived in some circumstances.

Share class eligibility
Class K shares
Class K shares are available to certain discretionary accounts at Amundi US or its affiliates, certain direct investors, other funds in the Pioneer Funds mutual fund complex, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, health savings accounts, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.
Direct investors may be individuals, institutions, trusts, foundations and other institutional investors.
Class K shares are also available to certain mutual fund programs. See “Minimum investment amounts - Waivers of the minimum investment amount for Class K.”
Class R shares
Class R shares are available to certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares also are available to IRAs that are rollovers from eligible retirement plans that offered one or more Class R share Pioneer funds as investment options and to individual 401(k) plans. Class R shares are not available to non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b)s and most individual retirement accounts or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA).
Automatic conversion of Class C Shares
Class C shares automatically convert to Class A shares after 8 years. Conversions of Class C shares to Class A shares occur during the month of or following the 8th anniversary of the share purchase date. The automatic conversion is based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. Generally, in order for your Class C shares to be eligible for automatic conversion to Class A shares, the fund or the financial intermediary through which you purchased your shares must have records which confirm that your Class C shares have been held for 8 years. Class C shares held through group retirement plan recordkeeping platforms of certain financial intermediaries that hold such shares in an omnibus account and do not track participant level share lot aging to

Choosing a class of shares
facilitate such a conversion are not eligible for automatic conversion to Class A shares. Specific intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares

Distribution and service arrangements
Distribution plan
The fund has adopted a distribution plan for Class A, Class C and Class R shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.
Class R shares service plan
The fund has adopted a separate service plan for Class R shares. Under the service plan, the fund may pay securities dealers, plan administrators or other financial intermediaries who agree to provide certain services to plans or plan participants holding shares of the fund a service fee of up to 0.25% of average daily net assets attributable to Class R shares held by such plan participants. The services provided under the service plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the fund.
Additional payments to financial intermediaries
Your financial intermediary may receive compensation from the fund, Amundi US or its affiliates for the sale of fund shares and related services. Compensation may include sales commissions and distribution and service (Rule 12b-1) fees, as well as compensation for administrative services and transaction processing.
Amundi US or its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund’s shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.
Amundi US or its affiliates make these additional payments (sometimes referred to as “revenue sharing”) to financial intermediaries out of its own assets, which may include profits derived from services provided to the fund, or from the retention of a portion of sales charges or distribution and service fees. Amundi US may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.

Distribution and service arrangements
Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Amundi US determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Amundi US’s promotional efforts. Amundi US also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.
Amundi US may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary’s sales force or management). In addition, the financial intermediary may agree to participate in the distributor’s marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Amundi US personnel may make presentations on the Pioneer funds to the intermediary’s sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients’ accounts, Amundi US receives greater management and other fees due to the increase in the Pioneer funds’ assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.
The compensation that Amundi US pays to financial intermediaries is discussed in more detail in the fund’s statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Amundi US or the Pioneer funds, as well as about fees and/or commissions it charges.
Amundi US and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Amundi US or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Amundi US or its affiliates that are not related to the Pioneer funds.

Sales charges
Initial sales charges (Class A shares only)
You pay the offering price (the net asset value per share plus any initial sales charge) when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by the fund.
Sales charges for Class A shares
	Sales charge as % of
Amount of purchase	Offering price	Net amount invested
Less than $50,000	5.75	6.10
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 or more	-0-	-0-
The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.
Reduced sales charges – Class A shares
You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as “breakpoints.” Amundi US offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares of the Pioneer funds over time if:
•
The amount of shares you own of the Pioneer funds plus the amount you are investing now is at least $50,000 (Rights of accumulation)
•
You plan to invest at least $50,000 over the next 13 months (Letter of intent)
Rights of accumulation – Class A shares only
If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.

Sales charges
Letter of intent - Class A shares only
You can use a letter of intent to qualify for reduced sales charges in two situations:
•
If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months
•
If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of the fund and Class A shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy
Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.
Qualifying for a reduced Class A sales charge
In calculating your total account value in order to determine whether you have met sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Amundi US will use each fund’s current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.
To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the fund with information or records, such as account numbers or statements, regarding shares of the fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401(k) accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.
It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor’s discretion, may include funds organized outside the U.S. and managed by Amundi US or an affiliate.
You can locate information regarding the reduction or waiver of sales charges free of charge on Amundi US’s website at amundi.com/us. The website includes hyperlinks that facilitate access to this information.
Class A purchases at net asset value
You may purchase Class A shares at net asset value (without a sales charge) as follows. If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.
Investments of $500,000 or more and certain retirement plans
You do not pay a sales charge when you purchase Class A shares if you are investing $500,000 or more, are a participant in an employer-sponsored retirement plan with at least $500,000 in total plan assets or are a participant in certain employer-sponsored retirement plans with accounts established with Amundi US on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you may pay a contingent deferred sales charge if you sell your Class A shares within 12 months of purchase. The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.
Class A purchases at net asset value are available to:
•
Current or former trustees and officers of the fund;
•
Partners and employees of legal counsel to the fund (at the time of initial share purchase);
•
Directors, officers, employees or sales representatives of Amundi US and its affiliates (at the time of initial share purchase);
•
Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Amundi US serves as investment adviser (at the time of initial share purchase);
•
Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;
•
Employees of Regions Financial Corporation and its affiliates (at the time of initial share purchase);
•
Members of the immediate families of any of the persons above;

Sales charges
•
Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;
•
Insurance company separate accounts;
•
Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;
•
Other funds and accounts for which Amundi US or any of its affiliates serves as investment adviser or manager;
•
Investors in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;
•
Certain unit investment trusts;
•
Group employer-sponsored retirement plans with at least $500,000 in total plan assets. Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to brokerage relationships in which sales charges are customarily imposed;
•
Group employer-sponsored retirement plans with accounts established with Amundi US on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;
•
Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;
•
Investors purchasing shares pursuant to the reinstatement privilege applicable to Class A shares;
•
Redemption proceeds from a non-retirement account used by the shareholder to purchase fund shares in an IRA or other individual-type retirement account: and
•
Shareholders of record (i.e., shareholders whose shares are not held in the name of a broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.
In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Amundi US to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds, and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Such mutual fund programs include certain self-directed brokerage services accounts held through qualified intermediaries that may or may not charge participating investors transaction fees.
Contingent deferred sales charges (CDSCs)
Class A shares
Purchases of Class A shares of $500,000 or more may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 12 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan that has at least $500,000 in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Amundi US on or before March 31, 2004).
Class C shares
You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, upon redemption you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.
Paying the contingent deferred sales charge (CDSC)
Several rules apply for calculating CDSCs so that you pay the lowest possible CDSC.
•
The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
•
You do not pay a CDSC on reinvested dividends or distributions

Sales charges
•
If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
•
CDSCs are not imposed when Class C shares are exchanged for Class C shares of another fund in the Pioneer Funds mutual fund complex, but the new shares will remain subject to the CDSC based on the original purchase date of the exchanged shares. The transfer agent processes exchanges in proportion to your shares subject to a CDSC, not subject to a CDSC, and purchased through reinvestment of dividends and distributions.
•
You may qualify for a waiver of the CDSC normally charged. See “Waiver or reduction of contingent deferred sales charges”
Waiver or reduction of contingent deferred sales charges
It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.
The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class C shares if:
•
The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;
•
You become disabled (within the meaning of Section 72 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”)) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;
•
The distribution is made in connection with limited automatic redemptions as described in “Systematic withdrawal plans” (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);
•
The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:
−
It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
−
It is a required minimum distribution due to the attainment of age 70½, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);

−
It is rolled over to or reinvested in another fund in the Pioneer Funds mutual fund complex in the same class of shares, which will be subject to the CDSC of the shares originally held; or
−
It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);
•
The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:
−
A return of excess employee deferrals or contributions;
−
A qualifying hardship distribution as described in the Internal Revenue Code;
−
Due to retirement or termination of employment;
−
From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers;
•
The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account;
•
The distribution is made to pay an account's advisory or custodial fees; or
•
The distributor does not pay the selling broker a commission normally paid at the time of the sale.
Please see the fund's statement of additional information for more information regarding reduced sales charges and breakpoints.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Please see the “Intermediary defined sales charge waiver policies” section for more information.
Class K shares
Class K shares are purchased at net asset value with no initial sales charge and no CDSC when redeemed. However, if you invest in Class K shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

Sales charges
Class Y shares
Class Y shares are purchased at net asset value with no initial sales charge and no CDSC when redeemed. However, if you invest in Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

Buying, exchanging and selling shares
Opening your account
You may open an account by completing an account application and sending it to the fund by mail or by fax. Please call the fund to obtain an account application. Certain types of accounts, such as retirement accounts, have separate applications.
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the fund. You may be required to obtain a signature guarantee to make certain changes to an existing account.
Call or write to the fund for account applications, account options forms and other account information:
Pioneer Funds
P.O. Box 534427
Pittsburgh, PA 15253-4427
Telephone 1-800-225-6292
Please note that there may be a delay in receipt by the fund’s transfer agent of applications submitted by regular mail to a post office address.
Each fund is generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the funds’ distributor, the funds will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.
Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.
The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value on the date of redemption.
Investing through financial intermediaries and retirement plans
If you invest in the fund through your financial intermediary or through a retirement plan, the options and services available to you may be different from those discussed in this prospectus. Shareholders investing through financial intermediaries, programs sponsored by financial intermediaries and retirement plans may only purchase funds and classes of shares that are available. When you invest through an account

Buying, exchanging and selling shares
that is not in your name, you generally may buy and sell shares and complete other transactions only through the account. Ask your investment professional or financial intermediary for more information.
Additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.
Share prices for transactions
If you place an order to purchase, exchange or sell shares that is received in good order by the fund’s transfer agent or an authorized agent by the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), the share price for your transaction will be based on the net asset value determined as of the close of regular trading on the New York Stock Exchange on that day (plus or minus any applicable sales charges). If your order is received by the fund’s transfer agent or an authorized agent after the close of regular trading on the New York Stock Exchange, or your order is not in good order, the share price will be based on the net asset value next determined after your order is received in good order by the fund or authorized agent. The authorized agent is responsible for transmitting your order to the fund in a timely manner.
Good order means that:
•
You have provided adequate instructions
•
There are no outstanding claims against your account
•
There are no transaction limitations on your account
•
Your request includes a signature guarantee if you:
−
Are selling over $100,000 or exchanging over $500,000 worth of shares
−
Changed your account registration or address within the last 30 days
−
Instruct the transfer agent to mail the check to an address different from the one on your account
−
Want the check paid to someone other than the account’s record owner(s)
−
Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
Transaction limitations
Your transactions are subject to certain limitations, including the limitation on the purchase of the fund’s shares within 30 calendar days of a redemption. See “Excessive trading.”

Buying
You may buy fund shares from any financial intermediary that has a sales agreement or other arrangement with the distributor.
You can buy shares at net asset value per share plus any applicable sales charge. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the fund's transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Amundi US, for your purchase of fund shares.
Minimum investment amounts
Class A and Class C shares
Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares.
You may qualify for lower initial or subsequent investment minimums if you are establishing an automatic investment plan or placing your trade through your investment firm. The fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for, among other things, share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Amundi US.
Class K shares
Initial investments by discretionary accounts and direct investors in Class K shares must be at least $5 million. There is no investment minimum for other eligible investors. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class K shares. There is no minimum additional investment amount. The fund may waive the initial investment amount, if applicable.
Waivers of the minimum investment amount for Class K
The fund will accept an initial investment of less than $5 million if:
(a)
The investment is made by a retirement plan that is an eligible investor in Class K shares; or
(b)
The investment is made by another fund in the Pioneer Funds mutual fund complex; or

Buying, exchanging and selling shares
(c)
The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has an arrangement with Amundi US to include Class K shares of the Pioneer mutual funds in their program. In one model, the intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services, as a combined service offering. In another model, a brokerage firm may provide transactional services in accordance with a commission schedule set by the firm.
You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds, and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.
The fund reserves the right to waive the initial investment minimum in other circumstances.
Class R shares
There is no minimum investment amount for Class R shares, although investments are subject to the fund’s policies regarding small accounts.
Class Y shares
Your initial investment in Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. The fund may waive the initial investment amount.
Waivers of the minimum investment amount for Class Y
The fund will accept an initial investment of less than $5 million if:
(a)
The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

(b)
The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or
(c)
The account is not represented by a broker-dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or
(d)
The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Amundi US or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor; or
(e)
The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has an arrangement with Amundi US to include Class Y shares of the Pioneer mutual funds in its program. In one model, the intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services, as a combined service offering. In another model, a brokerage firm may provide transactional services in accordance with a commission schedule set by the firm.

You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds, and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class; or
(f)
The investment is made by another fund in the Pioneer Funds mutual fund complex.
The fund reserves the right to waive the initial investment minimum in other circumstances.

Buying, exchanging and selling shares
Maximum purchase amounts
Purchases of fund shares are limited to $499,999 for Class C shares. This limit is applied on a per transaction basis. Class A, Class K, Class R and Class Y shares are not subject to a maximum purchase amount.
Retirement plan accounts
You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.
Your initial investment for most types of retirement plan accounts must be at least $1,000. Additional investments for most types of retirement plans must be at least $100.
You may not use the account application accompanying this prospectus to establish an Amundi US retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.
How to buy shares
Through your investment firm
Normally, your investment firm will send your purchase request to the fund’s distributor and/or transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Amundi US, for your purchase of fund shares.
By phone or online
You can use the telephone or online purchase privilege if you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:
•
You established your bank account of record at least 30 days ago
•
Your bank information has not changed for at least 30 days
•
You are not purchasing more than $100,000 worth of shares per account per day
•
You can provide the proper account identification information
When you request a telephone or online purchase, the fund’s transfer agent will electronically debit the amount of the purchase from your bank account of record. The fund’s transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the fund’s transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the fund’s transfer agent to receive notification from your bank that good funds are available in the amount of your investment.
In writing, by mail
You can purchase fund shares for an existing fund account by mailing a check to the fund. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check, travelers check, or credit card check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund’s name, the account number and the name or names in the account registration. Please note that there may be a delay in receipt by the fund’s transfer agent of purchase orders submitted by regular mail to a post office address.
By wire (Class K or Class Y shares only)
If you have an existing (Class K or Class Y shares only) account, you may wire funds to purchase shares. Note, however, that:
•
BNY Mellon must receive your wire no later than 11:00 a.m. Eastern time on the business day after the fund receives your request to purchase shares
•
If BNY Mellon does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk
•
Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank
•
Wire transfers may be restricted on holidays and at certain other times
Instruct your bank to wire funds to:
Receiving Bank:	BNY Mellon, NA ABA Routing No. 011001234 BNY Mellon Investment Servicing (US) Inc. as agent FBO Amundi US Funds Consolidated Account Account 727296
For further credit to:	Shareholder Name Existing Pioneer Account No. Solutions - Balanced Fund
The fund’s transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.

Buying, exchanging and selling shares
Exchanging
You may, under certain circumstances, exchange your shares for shares of the same class of another fund in the Pioneer Funds mutual fund complex.
Your exchange request must be for at least $1,000. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.
Before you request an exchange, consider each fund’s investment objective(s) and policies as described in the fund’s prospectus. You generally will have to pay income taxes on an exchange.
Same-fund exchange privilege
Certain shareholders may be eligible to exchange their shares for shares of another class. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.
How to exchange shares
Through your investment firm
Normally, your investment firm will send your exchange request to the fund’s transfer agent. Consult your investment professional for more information about exchanging your shares.
By phone or online
After you establish an eligible fund account, you can exchange fund shares by phone or online if:
•
You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
•
The fund into which you are exchanging offers the same class of shares
•
You are not exchanging more than $500,000 worth of shares per account per day
•
You can provide the proper account identification information

In writing, by mail or by fax
You can exchange fund shares by mailing or faxing a letter of instruction to the fund. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
•
The name and signature of all registered owners
•
A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
•
The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
•
The class of shares you are exchanging
•
The dollar amount or number of shares you are exchanging
Please note that there may be a delay in receipt by the fund’s transfer agent of exchange requests submitted by regular mail to a post office address.
Selling
Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after the fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.
If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Your redemption proceeds normally will be sent within 1 business day after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.
Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission.
If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

Buying, exchanging and selling shares
You generally will have to pay income taxes on a sale.
If you must use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.
Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the fund’s investments, the fund may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, the fund could be forced to liquidate assets at inopportune times or at a loss or depressed value. The fund also may pay redemption proceeds using cash obtained through a committed, unsecured revolving credit facility, or an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.
The fund reserves the right to redeem in kind, that is, to pay all or a portion of your redemption proceeds by giving you securities. If the fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the fund. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash. The fund may redeem in kind at a shareholder’s request or if, for example, the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders.
During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.
How to sell shares
Through your investment firm
Normally, your investment firm will send your request to sell shares to the fund’s transfer agent. Please note that your investment firm may have its own earlier deadlines for the receipt of a request to sell shares. Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.
By phone or online
If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.
You may receive your sale proceeds:
•
By check, provided the check is made payable exactly as your account is registered
•
By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record
For Class Y shares, shareholders may sell up to $5 million per account per day if the proceeds are directed to your bank account of record ($100,000 per account per day if the proceeds are not directed to your bank account of record).
In writing, by mail or by fax
You can sell some or all of your fund shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, the fund’s name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The fund’s transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.
The fund’s transfer agent will not process your request until it is received in good order.
You may sell up to $100,000 per account per day by fax.
Please note that there may be a delay in receipt by the fund’s transfer agent of redemption requests submitted by regular mail to a post office address.

Buying, exchanging and selling shares
How to contact us
By phone
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call
1-800-225-6292
To request a transaction using FactFoneSM call
1-800-225-4321
By mail
Send your written instructions to:
Pioneer Funds
P.O. Box 534427
Pittsburgh, PA 15253-4427
Amundi US website
amundi.com/us
By fax
Fax your exchange and sale requests to:
1-800-225-4240

Account options
See the account application form for more details on each of the following services or call the fund for details and availability.
Telephone transaction privileges
If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the fund.
When you request a telephone transaction the fund’s transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. If the fund’s confirmation procedures are followed, neither the fund nor its agents will bear any liability for these transactions.
Online transaction privileges
If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.
To establish online transaction privileges:
•
For new accounts, complete the online section of the account application
•
For existing accounts, complete an account options form, write to the fund or complete the online authorization screen at amundi.com/us
To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Amundi US website. When you or your investment firm requests an online transaction, the fund’s transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Account options
Periodic investments
You can make periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, or an Automatic Investment Plan. Periodic investments may be made only through U.S. banks. You may use a periodic investment plan to establish a Class A share account with a small initial investment. If you have a Class C or Class R share account and your balance is at least $1,000, you may establish a periodic investment plan.
Automatic Investment Plan (AIP)
If you establish an Automatic Investment Plan with Amundi US, the fund’s transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan’s dollar amount, frequency or investment date by calling or writing to the fund’s transfer agent. You should allow up to 30 days for the fund’s transfer agent to establish your plan.
Automatic exchanges
You can automatically exchange your fund shares for shares of the same class of another fund in the Pioneer Funds mutual fund complex. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:
•
You must select exchanges on a monthly or quarterly basis
•
Both the originating and receiving accounts must have identical registrations
•
The originating account must have a minimum balance of $5,000
You may have to pay income taxes on an exchange.
Distribution options
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.
(1)
Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.
(2)
You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.
(3)
You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) and (3) are not available to retirement plan accounts or accounts with a current value of less than $500. When electing a cash distribution option, you may only select one destination for the cash distribution portion (i.e., bank account or directed to another mutual fund). The other distribution portion must be reinvested into your current mutual fund account or follow the same cash election.
If you are under 59½, taxes and tax penalties may apply.
If your distribution check is returned to the fund’s transfer agent or you do not cash the check for six months or more, the fund’s transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $25, the fund may reinvest the amount in additional shares of the fund instead of sending a check. Additional shares of the fund will be purchased at the then-current net asset value.
Directed dividends
You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends.
Systematic withdrawal plans
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a U.S. bank account you designate.
To establish a systematic withdrawal plan:
•
Your account must have a total value of at least $10,000 when you establish your plan
•
You may not request a periodic withdrawal of more than 10% of the value of any Class C or Class R share account (valued at the time the plan is implemented)
These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

Account options
Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.
Direct deposit
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.
Voluntary tax withholding
You may have the fund’s transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Shareholder services and policies
Excessive trading
Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund’s portfolio securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund’s shares to be excessive for a variety of reasons, such as if:
•
You sell shares within 30 days after the shares were purchased;
•
You make two or more purchases and redemptions within a short period of time;
•
You enter into a series of transactions that indicate a timing pattern or strategy; or
•
We reasonably believe that you have engaged in such practices in connection with other mutual funds.
The fund’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund’s shareholders.
While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker or other intermediary, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.

Shareholder services and policies
The fund may reject a purchase or exchange order before its acceptance or the issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order had been accepted and an investment made in the fund. A fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future.
To limit the negative effects of excessive trading on the fund, the fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from the fund, that investor shall be prevented (or “blocked”) from purchasing shares of the fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or “wrap” programs, transactions by insurance company separate accounts or transactions by other funds that invest in the fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to Pioneer U.S. Government Money Market Fund or Pioneer Multi-Asset Ultrashort Income Fund.
We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the fund’s policy described above or their own policies or restrictions designed to limit excessive trading of fund shares. However, we do not impose this policy at the omnibus account level.
Purchases pursuant to the reinstatement privilege (for Class A shares) are subject to this policy.

Purchases in kind
You may use securities you own to purchase shares of the fund provided that Amundi US, in its sole discretion, determines that the securities are consistent with the fund's objectives and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase fund shares for cash in an amount equal to the value of the fund shares that you purchase. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.
Reinstatement privilege (Class A shares)
If you recently sold all or part of your Class A shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:
•
You must send a written request to the fund no more than 90 days after selling your shares and
•
The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.
Purchases pursuant to the reinstatement privilege are subject to limitations on investor transactions, including the limitation on the purchase of the fund’s shares within 30 calendar days of redemption. See “Excessive trading.”
When you elect reinstatement, you are subject to the provisions outlined in the selected fund’s prospectus, including the fund’s minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the fund receives your written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.
Amundi US website
amundi.com/us
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
•
Your current account information
•
Prices, returns and yields of all publicly available Pioneer mutual funds
•
Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds

Shareholder services and policies
•
A copy of Amundi US’s privacy notice
If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.
FactFoneSM 1-800-225-4321
You can use FactFoneSM to:
•
Obtain current information on your Pioneer mutual fund accounts
•
Inquire about the prices of all publicly available Pioneer mutual funds
•
Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
•
Request account statements
If you plan to use FactFoneSM to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFoneSM to obtain account information.
Household delivery of fund documents
With your consent, Amundi US may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Amundi US, by phone or in writing (see “How to contact us”). Amundi US will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.
Confirmation statements
The fund’s transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.
Tax information
Early each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.

Tax information for IRA rollovers
In January (or by the applicable Internal Revenue Service deadline) following the year in which you take a reportable distribution, the fund’s transfer agent will mail you a tax form reflecting the total amount(s) of distribution(s) received by the end of January.
Privacy
The fund has a policy designed to protect the privacy of your personal information. A copy of Amundi US’s privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the fund or through Amundi US’s website.
Signature guarantees and other requirements
You are required to obtain a signature guarantee when:
•
Requesting certain types of exchanges or sales of fund shares
•
Requesting certain types of changes for your existing account
You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.
The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.
Fiduciaries and corporations are required to submit additional documents to sell fund shares.
Minimum account size
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Shareholder services and policies
Telephone and website access
You may have difficulty contacting the fund by telephone or accessing amundi.com/us during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Amundi US will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access amundi.com/us or reach the fund by telephone, you should communicate with the fund in writing.
Share certificates
The fund does not offer share certificates. Shares are electronically recorded.
Other policies
The fund and the distributor reserve the right to:
•
reject any purchase or exchange order for any reason, without prior notice
•
charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days’ notice of material amendments to or termination of the exchange privilege
•
revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission
The fund reserves the right to:
•
charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days’ notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming fund shares to the extent necessary to cover the fee
•
close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

Dividends, capital gains and taxes
Dividends and capital gains
The fund generally pays any distributions of net short- and long-term capital gains in December.
The fund generally pays dividends from any net investment income in December.
The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund shortly before a dividend or other distribution, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.
Taxes
You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from the fund's net capital gains (if any) are considered long-term capital gains and are generally taxable to noncorporate shareholders at reduced rates. Distributions from the fund’s net short-term capital gains are generally taxable as ordinary income. Other dividends are taxable either as ordinary income or, in general, if paid from the fund's “qualified dividend income” and if certain conditions, including holding period requirements, are met by the fund and the shareholder, as qualified dividend income taxable to noncorporate shareholders at reduced U.S. federal income tax rates.
“Qualified dividend income” generally is income derived from dividends paid to underlying funds by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that an underlying fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.
A portion of dividends received from the fund (but none of the fund's capital gain distributions) may qualify for the dividends-received deduction for corporations. To the extent that the fund pays dividends attributable to income received by it from underlying fixed income funds, these dividends generally will not qualify for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to noncorporate shareholders on qualified dividend income.
The fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.

Dividends, capital gains and taxes
If the fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.
Sales and exchanges generally will be taxable transactions to shareowners. When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange.
You may receive distributions that are attributable to appreciation that was present in the fund’s or an underlying fund’s portfolio securities at the time you made your investment but had not been realized at that time, or that are attributable to capital gains or other income that, although realized by the fund or an underlying fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You may want to avoid buying shares when the fund is about to declare a dividend or capital gain distribution. You should consult your tax adviser before buying shares no matter when you are investing.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will apply “backup withholding” tax on your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding. The backup withholding rate is currently 24%.
Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on fund dividends or other distributions or on sales or exchanges of fund shares. However, in the case of fund shares held through a nonqualified deferred compensation plan, fund dividends and other distributions received by the plan and sales and exchanges of fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends and other distributions from regulated investment companies such as the fund or effecting such sales or exchanges.
Plan participants whose retirement plan invests in the fund generally are not subject to federal income tax on fund dividends or other distributions received by the plan or on sales or exchanges of fund shares by the plan. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.
Distributions derived from interest on U.S. government obligations (but generally not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.
You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in the fund. You may also consult the fund's statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect the fund and its shareowners.

Financial highlights
The financial highlights table helps you understand the fund's financial performance for the past five years.
Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class C, Class R and Class Y shares of the fund (assuming reinvestment of all dividends and distributions).
No financial information is presented for Class K shares because no Class K shares were outstanding during the periods shown.
The information below has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report is included in the fund’s annual report along with the fund’s financial statements. The fund’s annual report is incorporated by reference in the statement of additional information and is available upon request.

Pioneer Solutions - Balanced Fund
	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19
Class A
Net asset value, beginning of period	$11.55	$13.20	$10.93	$11.29	$12.12
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.38	$0.37	$0.24	$0.34	$0.32
Net realized and unrealized gain (loss) on investments	0.55	(1.22)	2.36	0.02	(0.54)
Net increase (decrease) from investment operations	$0.93	$(0.85)	$2.60	$0.36	$(0.22)
Distributions to shareowners:
Net investment income	$(0.36)	$(0.45)	$(0.26)	$(0.36)	$(0.34)
Net realized gain	(1.09)	(0.35)	(0.07)	(0.36)	(0.27)
Total distributions	$(1.45)	$(0.80)	$(0.33)	$(0.72)	$(0.61)
Net increase (decrease) in net asset value	$(0.52)	$(1.65)	$2.27	$(0.36)	$(0.83)
Net asset value, end of period	$11.03	$11.55	$13.20	$10.93	$11.29
Total return (b)	9.03%(c)	(6.98)%	24.15%	3.06%	(1.32)%
Ratio of net expenses to average net assets†	0.46%	0.44%	0.46%	0.49%	0.45%
Ratio of net investment income (loss) to average net assets†^	3.44%	2.93%	1.95%	3.16%	2.82%
Portfolio turnover rate	57%	51%	24%	30%	44%
Net assets, end of period (in thousands)	$339,852	$339,265	$395,303	$330,784	$349,505

†
In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

^	Ratios do not reflect the Fund's proportionate share of the income and expenses of the underlying funds.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)
For the year ended July 31, 2023, the Fund's total return includes a reimbursement by the Adviser (see Notes to the Financial Statements-Note
1.B). If the Fund had not been reimbursed by the Adviser, the total return would have been 8.93%.

Financial highlights
Pioneer Solutions - Balanced Fund
	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19
Class C
Net asset value, beginning of period	$10.44	$11.99	$9.94	$10.32	$11.12
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.27	$0.25	$0.14	$0.25	$0.20
Net realized and unrealized gain (loss) on investments	0.48	(1.10)	2.15	0.01	(0.49)
Net increase (decrease) from investment operations	$0.75	$(0.85)	$2.29	$0.26	$(0.29)
Distributions to shareowners:
Net investment income	$(0.28)	$(0.35)	$(0.17)	$(0.28)	$(0.24)
Net realized gain	(1.09)	(0.35)	(0.07)	(0.36)	(0.27)
Total distributions	$(1.37)	$(0.70)	$(0.24)	$(0.64)	$(0.51)
Net increase (decrease) in net asset value	$(0.62)	$(1.55)	$2.05	$(0.38)	$(0.80)
Net asset value, end of period	$9.82	$10.44	$11.99	$9.94	$10.32
Total return (b)	8.14%(c)	(7.62)%	23.34%	2.35%	(2.14)%
Ratio of net expenses to average net assets†	1.19%	1.16%	1.18%	1.17%	1.19%
Ratio of net investment income (loss) to average net assets†^	2.71%	2.19%	1.29%	2.50%	1.96%
Portfolio turnover rate	57%	51%	24%	30%	44%
Net assets, end of period (in thousands)	$40,542	$43,133	$58,428	$62,213	$76,524

†
In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

^	Ratios do not reflect the Fund's proportionate share of the income and expenses of the underlying funds.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)
For the year ended July 31, 2023, the Fund's total return includes a reimbursement by the Adviser (see Notes to the Financial Statements-Note
1.B). The impact on Class C's total return was less than 0.005%.

Pioneer Solutions - Balanced Fund

	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19
Class R
Net asset value, beginning of period	$11.46	$13.10	$10.86	$11.19	$12.04
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.34	$0.34	$0.22	$0.31	$0.23
Net realized and unrealized gain (loss) on investments	0.54	(1.21)	2.35	0.03	(0.49)
Net increase (decrease) from investment operations	$0.88	$(0.87)	$2.57	$0.34	$(0.26)
Distributions to shareowners:
Net investment income	$(0.31)	$(0.42)	$(0.26)	$(0.31)	$(0.32)
Net realized gain	(1.09)	(0.35)	(0.07)	(0.36)	(0.27)
Total distributions	$(1.40)	$(0.77)	$(0.33)	$(0.67)	$(0.59)
Net increase (decrease) in net asset value	$(0.52)	$(1.64)	$2.24	$(0.33)	$(0.85)
Net asset value, end of period	$10.94	$11.46	$13.10	$10.86	$11.19
Total return (b)	8.66%(c)	(7.18)%	23.97%	2.90%	(1.64)%
Ratio of net expenses to average net assets†	0.73%	0.69%	0.63%	0.62%	0.78%
Ratio of net investment income (loss) to average net assets†^	3.16%	2.68%	1.82%	2.86%	2.05%
Portfolio turnover rate	57%	51%	24%	30%	44%
Net assets, end of period (in thousands)	$1,151	$1,061	$1,870	$1,602	$982
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets†	0.73%	0.69%	0.63%	0.62%	1.03%
Net investment income (loss) to average net assets†^	3.16%	2.68%	1.82%	2.86%	1.80%

†
In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

^	Ratios do not reflect the Fund's proportionate share of the income and expenses of the underlying funds.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)
For the year ended July 31, 2023, the Fund's total return includes a reimbursement by the Adviser (see Notes to the Financial Statements-Note
1.B). If the Fund had not been reimbursed by the Adviser, the total return would have been 8.56%.

Financial highlights
Pioneer Solutions - Balanced Fund
	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19
Class Y
Net asset value, beginning of period	$11.77	$13.42	$11.11	$11.46	$12.29
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.41	$0.41	$0.26	$0.38	$0.39
Net realized and unrealized gain (loss) on investments	0.54	(1.22)	2.41	0.02	(0.59)
Net increase (decrease) from investment operations	$0.95	$(0.81)	$2.67	$0.40	$(0.20)
Distributions to shareowners:
Net investment income	$(0.39)	$(0.49)	$(0.29)	$(0.39)	$(0.36)
Net realized gain	(1.09)	(0.35)	(0.07)	(0.36)	(0.27)
Total distributions	$(1.48)	$(0.84)	$(0.36)	$(0.75)	$(0.63)
Net increase (decrease) in net asset value	$(0.53)	$(1.65)	$2.31	$(0.35)	$(0.83)
Net asset value, end of period	$11.24	$11.77	$13.42	$11.11	$11.46
Total return (b)	9.08%(c)	(6.61)%	24.41%	3.31%	(1.14)%
Ratio of net expenses to average net assets†	0.34%	0.14%	0.19%	0.25%	0.27%
Ratio of net investment income (loss) to average net assets†^	3.67%	3.22%	2.06%	3.44%	3.37%
Portfolio turnover rate	57%	51%	24%	30%	44%
Net assets, end of period (in thousands)	$2,698	$2,708	$2,733	$1,479	$1,562

†
In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

^	Ratios do not reflect the Fund's proportionate share of the income and expenses of the underlying funds.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)
For the year ended July 31, 2023, the Fund's total return includes a reimbursement by the Adviser (see Notes to the Financial Statements-Note
1.B). If the Fund had not been reimbursed by the Adviser, the total return would have been 8.98%.

Intermediary defined sales charge waiver policies
The information below has been provided by the named financial intermediaries. Please contact the applicable financial intermediary with any questions regarding how it applies the policies described below and for assistance in determining whether you may qualify for a particular sales charge waiver or discount.
Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
Effective January 15, 2021, the following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
•
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption,

Intermediary defined sales charge waiver policies
(2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
Edward D. Jones & Co., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Pioneer Funds or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
•
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Pioneer Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
•
Shares purchased in an Edward Jones fee-based program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of

Intermediary defined sales charge waiver policies
shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•
The death or disability of the shareholder.
•
Systematic withdrawals with up to 10% per year of the account value.
•
Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•
Shares exchanged in an Edward Jones fee-based program.
•
Shares acquired through NAV reinstatement.
•
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
•
Initial purchase minimum: $250
•
Subsequent purchase minimum: none
Minimum Balances
•
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
−
A fee-based account held on an Edward Jones platform

−
A 529 account held on an Edward Jones platform
−
An account with an active systematic investment plan or LOI
Exchanging Share Classes
•
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.
Janney Montgomery Scott
Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of additional information.
Front-end sales charge* waivers on Class A shares available at Janney
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•
Shares acquired through a right of reinstatement.
•
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
•
Shares sold upon the death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.

Intermediary defined sales charge waiver policies
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations
•
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•
Shares acquired through a right of reinstatement.
•
Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in the fund’s prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*Also referred to as an “initial sales charge.”

J.P. Morgan Securities LLC
Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
•
Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

•
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
•
Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•
Shares purchased through rights of reinstatement.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
•
A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
•
Shares sold upon the death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•
Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
•
Breakpoints as described in the prospectus.
•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

Intermediary defined sales charge waiver policies
•
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
Merrill Lynch
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
Shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of additional information.
Front-End Sales Charge Waivers on Class A Shares available at Merrill Lynch
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
•
Shares purchased through a Merrill Lynch affiliated investment advisory program
•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales charge discounts and waivers
•
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales charge discounts and waivers
•
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•
Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus
•
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.
CDSC Waivers on Class A and C Shares available at Merrill Lynch
•
Death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
•
Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
•
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•
Shares acquired through a right of reinstatement
•
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)
•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales charge discounts and waivers
Front-End Sales Charge Discounts available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent
•
Breakpoints as described in this prospectus
•
Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill

Intermediary defined sales charge waiver policies
Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
Morgan Stanley
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s prospectus or statement of additional information.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•
Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge.
Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of additional information.
Front-end Sales Load Waivers on Class A Shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•
Shares purchased by or through a 529 Plan
•
Shares purchased through an OPCO affiliated investment advisory program
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
•
Employees and registered representatives of OPCO or its affiliates and their family members
•
Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A, B and C Shares available at OPCO
•
Death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
•
Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the prospectus
•
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in this prospectus.
•
Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Intermediary defined sales charge waiver policies
Raymond James
Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•
Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).
•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Class A and Class C shares available at Raymond James
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•
Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent
•
Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
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Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Robert W. Baird & Co. (“Baird”):
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Investors A shares Available at Baird
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Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
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Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
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Shares purchased using the proceeds of redemptions from a Pioneer Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
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A shareholder in the funds Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
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Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

Intermediary defined sales charge waiver policies
CDSC Waivers on Investor A and C shares Available at Baird
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Shares sold due to death or disability of the shareholder
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Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
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Shares bought due to returns of excess contributions from an IRA Account
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Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund’s prospectus
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Shares sold to pay Baird fees but only if the transaction is initiated by Baird
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Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
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Breakpoints as described in this prospectus
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Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Pioneer assets held by accounts within the purchaser’s household at Baird. Eligible Pioneer assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
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Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Pioneer through Baird, over a 13-month period of time
Waivers Specific to Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares
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Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures
All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or statement of additional information still apply.

Pioneer Solutions - Balanced Fund
You can obtain more free information about the fund from your investment firm or by writing to Pioneer Funds, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for more information about the fund, to request copies of the fund’s statement of additional information and shareowner reports, and to make other inquiries.
Visit our website
amundi.com/us
The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund’s website at amundi.com/us. You also may find other information and updates about Amundi US and the fund, including fund performance information and the fund’s most recent net asset value, on the fund’s website.
Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.
Statement of additional information
The statement of additional information provides more detailed information about the fund.
The statement of additional information, dated December 1, 2023, as may be amended from time to time, and filed with the Securities and Exchange Commission, is incorporated by reference into this prospectus.
The fund's shareowner reports, prospectus and statement of additional information are available on the Securities and Exchange Commission's EDGAR database on the Commission's Internet site at https://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
(Investment Company Act file no. 811-21569)

Amundi Distributor US, Inc. 60 State Street Boston, MA 02109 amundi.com/us	30956-06-1223 ©2023 Amundi Distributor US, Inc. Member SIPC

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
amundi.com/us
This is not part of the prospectus.
30956-06-1223
©2023 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC

Pioneer Solutions - Balanced Fund
(Pioneer Asset Allocation Trust)

60 State Street
Boston, Massachusetts 02109
Statement of Additional Information | December 1, 2023

Class A Shares	Class C Shares	Class K Shares	Class R Shares	Class Y Shares
PIALX	PIDCX	——-	BALRX	IMOYX
This statement of additional information is not a prospectus. It should be read in conjunction with the fund’s Class A, Class C, Class K, Class R and Class Y shares prospectus dated December 1, 2023, as supplemented or revised from time to time. A copy of the prospectus can be obtained free of charge by calling the fund at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the prospectus from our website at: amundi.com/us. The fund’s financial statements for the fiscal year ended July 31, 2023, including the independent registered public accounting firm’s report thereon, are incorporated into this statement of additional information by reference.

1. Trust history
The fund is a diversified open-end management investment company. The fund is a series of Pioneer Asset Allocation Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on April 22, 2004. The Trust changed its name from Pioneer Ibbotson Asset Allocation Series to Pioneer Asset Allocation Trust effective November 17, 2014. Amundi Asset Management US, Inc. (“Amundi US”) is the fund’s investment adviser. Prior to November 17, 2014, the fund was named Pioneer Ibbotson Moderate Allocation Fund.
2. Investment policies, risks and restrictions
The trust consists of Pioneer Solutions - Balanced Fund, which seeks to achieve its investment objective by investing in other funds (“underlying funds”) and uses asset allocation strategies to allocate its assets among the underlying funds. The prospectus presents the investment objectives and the principal investment strategies and risks of the fund. The fund has adopted fundamental and non-fundamental investment restrictions as set forth in this statement of additional information. However, in general, references in Section 2 of this statement of additional information to “the fund” mean the fund or, where applicable, an underlying fund, and references to the fund’s investment techniques and associated risks also refer to the investment techniques and associated risks of the underlying funds and vice versa. Accordingly, a reference to an adviser in Section 2 of this statement of additional information means Amundi Asset Management US, Inc. (“Amundi US”) as the investment adviser for the fund, or the adviser for the underlying funds, or all of them, as the context indicates. This section supplements the disclosure in the fund’s prospectus and provides additional information on the investment policies of the fund and the underlying funds and the fund’s fundamental investment restrictions. Restrictions or policies stated as a maximum percentage of the fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund’s restrictions and policies.
Debt securities and related investments
Debt securities rating information
Investment grade debt securities are those rated “BBB” or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.
Below investment grade debt securities are those rated “BB” and below by Standard & Poor’s or the equivalent rating of other nationally recognized statistical rating organizations. See “Appendix A” for a description of rating categories. The fund may invest in debt securities rated “D” or better, or comparable unrated securities as determined by Amundi US.
Below investment grade debt securities or comparable unrated securities are commonly referred to as high yield bonds or “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments. Such securities may also be impacted by the issuers’ inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.
The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in
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the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the fund's net asset value.
Since investors generally perceive that there are greater risks associated with high yield debt securities of the type in which the fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
High yield and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, high yield securities generally involve greater risks of loss of income and principal than higher rated securities.
For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization changes the quality rating assigned to one or more of the fund’s portfolio securities, Amundi US will consider if any action is appropriate in light of the fund's investment objectives and policies. These ratings are used as criteria for the selection of portfolio securities, in addition to Amundi US’s own assessment of the credit quality of potential investments.
U.S. government securities
U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. The maximum potential liability of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.
U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do
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not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.
Convertible debt securities
The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt securities.
A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instruments. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could result in losses to the fund.
Municipal obligations
The fund may purchase municipal obligations. The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The fund's distributions of any interest it earns on municipal obligations will be taxable as ordinary income to shareholders that are otherwise subject to tax.
The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.
Mortgage-backed securities
The fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities (“SMBS”), and other types of mortgage-backed securities (“MBS”) that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed
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securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the portfolio at the time the fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid.
The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.
Through its investments in mortgage-backed securities, including those that are issued by private issuers, the fund may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs”) and other entities that acquire and package mortgage loans for resale as MBS.
Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.
In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
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If the fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund's securities. Therefore, if there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.
Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Guaranteed mortgage pass-through securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
Mortgage-related securities without insurance or guarantees may be purchased if Amundi US determines that the securities meet the fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.
Multiple-class pass-through securities and collateralized mortgage obligations (“CMOs”). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.
Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.
Stripped mortgage-backed securities (“SMBS”). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The fund may invest in SMBS that are usually
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structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Amundi US may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the fund’s limitation on investments in illiquid securities. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.
The fund also may invest in planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.
Other risk factors associated with mortgage-backed securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the fund does not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.
Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.
Asset-backed securities
The fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. There may be no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset backed securities have many of the same characteristics and risks as mortgage-backed securities.
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The fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.
Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.
Asset-backed securities include collateralized debt obligations (“CDOs”), such as collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.
The trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and helps protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist under some market conditions for some CDOs. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Subordinated securities
The fund may also invest in other types of fixed income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments
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that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
Structured securities
The fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of the fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.
Floating rate loans
A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.
The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount. The base rate usually is the London Interbank Offered Rate (“LIBOR”), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.
Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. The fund may invest in loans in different ways. The fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.
Direct investment in loans. It can be advantageous to the fund to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the fund receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the fund invests in an assignment of, or a participation interest in, a loan, the fund may pay a fee or forgo a portion of the interest payment. Consequently, the fund’s return on such an investment may be lower than it would have been if the fund had made a direct investment in the underlying corporate loan. The fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist. At other times, however, such as recently, assignments or participation interests may trade at significant discounts from par.
Assignments. An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.
Participation interests. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The fund may acquire participation interests from the financial institution or from another investor. The fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by
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such entity of such payments from the borrower. In connection with purchasing a participation interest, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, the fund may be treated as a general creditor of such entity.
Other information about floating rate loans. Loans typically have a senior position in a borrower’s capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower’s assets. Although loans typically have the most senior position in a borrower’s capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the fund, a reduction in the value of the investment and a potential decrease in the net asset value of the fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer’s capital structure, such obligations may be structurally subordinated to obligations of the issuer’s subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.
In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a loan.
In the process of buying, selling and holding loans, the fund may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, the fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the fund may include covenant waiver fees and covenant modification fees.
A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.
In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The fund will generally rely upon the agent or an intermediate participant to receive and forward to the fund its portion of the principal and interest payments on the loan. Furthermore, unless the fund has direct recourse against the borrower, the fund will rely on the agent and the other investors to use appropriate credit remedies against the borrower.
For some loans, such as revolving credit facility loans (“revolvers”), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. The fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount
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of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan proceeds acting as collateral for the borrower’s obligations in respect of the letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.
The fund may acquire interests in loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. The fund may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower's use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.
From time to time, Amundi US and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the fund or may be intermediate participants with respect to loans in which the fund owns interests. Such banks may also act as agents for loans held by the fund.
Reorganizational financings. The fund may invest in restructurings and similar financings, including debtor-in-possession financings (commonly called “DIP financings”). In such transactions, the borrower may be assuming large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management's taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings provide senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the Bankruptcy Code. In such event, the fund’s only recourse will be against the property securing the DIP financing.
Inverse floating rate securities
The fund may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.
Auction rate securities
The fund may invest in auction rate securities. Auction rate securities consist of auction rate debt securities and auction rate preferred securities issued by closed-end investment companies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities generally adjusts to a maximum rate specified in the issuer’s offering or charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Broker-dealers may try to facilitate secondary trading in auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since February 2008, nearly all such auctions have failed, significantly affecting the liquidity of auction rate securities. Holders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuations of such securities are highly speculative. With respect to auction rate securities issued by a closed-end fund, the fund will indirectly bear its proportionate share of any management fees paid by the closed-end fund in addition to the advisory fee payable directly by the fund.
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Insurance-linked securities
The fund may invest in insurance-linked securities (ILS). The fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The fund is entitled to receive principal and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The fund’s investments in ILS may include event-linked bonds. Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact the fund’s total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event-linked bond. Lack of a liquid market for these instruments may impose the risk of higher transactions costs and the possibility that the fund may be forced to liquidate positions when it would not be advantageous to do so.
Event-linked bonds are typically rated below investment grade or may be unrated. Securities rated BB or lower are considered to be below investment grade. The rating for an event-linked bond primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur, which will cause a loss of principal. This rating may also assess the credit risk of the bond’s collateral pool, if any, and the reliability of the model used to calculate the probability of a trigger event.
In addition to event-linked bonds, the fund also may invest in other insurance-linked securities, including notes or preferred shares issued by special purpose vehicles structured to comprise a portion of an reinsurer’s or insurer’s catastrophe-oriented business, known as sidecars, or to provide reinsurance to reinsurers or insurers, known as collateralized reinsurance (“Reinsurance Notes”). An investor in Reinsurance Notes participates in the premiums and losses associated with underlying reinsurance contracts. Reinsurance Notes are subject to the same risks discussed herein for event-linked bonds. In addition, because Reinsurance Notes represent an interest in underlying reinsurance contracts, the fund has limited transparency into the underlying insurance policies and therefore must rely upon the risk assessment and sound underwriting practices of the reinsurer and/or insurer. Accordingly, it may be more difficult for the investment adviser to fully evaluate the underlying risk profile of the fund’s investment in Reinsurance Notes and therefore place the fund’s assets at greater risk of loss than if the adviser had more complete information. The lack of transparency may also make the valuation of Reinsurance Notes more difficult and potentially result in mispricing that could result in losses to the fund. Reinsurance Notes are also subject to extension risk. The sponsor of such an investment might have the right to extend the maturity of the notes to verify that the trigger event did occur or to process and audit insurance claims. In certain circumstances, the extension may exceed two years.
Event-linked bonds and other insurance-linked securities typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Securities and Exchange Commission (the “SEC”) or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds and other insurance-linked securities is generally less extensive than that available for issuers of registered or exchange listed securities. Event-linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds.
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Event-linked swaps
The fund may obtain event-linked exposure by investing in event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes and weather-related phenomena. If a trigger event occurs, the fund may lose the swap’s notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.
Zero coupon, pay-in-kind, deferred and contingent payment securities
The fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the fund may receive no interest.
Inflation-protected fixed income securities
The fund may invest in inflation-linked fixed income securities, including Treasury Inflation Protected Securities (“TIPS”) issued by the U.S. government, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.
The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period the fund holds TIPS, the fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.
Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the fund holding TIPS will not receive cash representing the increase at that time. As a result, the fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy the distribution requirements applicable to regulated investment companies under the Code.
If the fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.
Because the fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the fund’s investment in either zero coupon bonds or TIPS may require it to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the fund may be required to borrow or liquidate securities.
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Equity securities and related investments
Investments in equity securities
Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the fund.
Warrants and stock purchase rights
The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.
The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.
As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.
Preferred shares
The fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.
Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.
Investments in initial public offerings
Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased expenses to the fund, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.
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Non-U.S. investments
Equity securities of non-U.S. issuers
The fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar instruments.
Debt obligations of non-U.S. governments
The fund may invest in all types of debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. During periods of economic uncertainty, the values of sovereign debt and of securities of issuers that purchase sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, declared moratoria on the payment of principal and interest on their sovereign debt, or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on disbursements or assistance from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
Eurodollar instruments and Samurai and Yankee bonds. The fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.
Investments in emerging markets
The fund may invest in securities of issuers in countries with emerging economies or securities markets. The fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries. Emerging markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index. The fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the fund may invest in unquoted securities of emerging market issuers.
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Risks of non-U.S. investments. Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
Non-U.S. securities markets and regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Amundi US to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.
Economic, political and social factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.
Sanctions or other government actions against certain countries could negatively impact the fund's investments in securities that have exposure to those countries.
Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.
Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.
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Unanticipated political or social developments may affect the values of the fund's investments and the availability to the fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.
Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.
A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The United Kingdom has one of the largest economies in Europe and is a major trading partner with the other European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, as well as a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European economies but also the broader global economy could be significant. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments due to the interconnected nature of the global economy and capital markets.
Risks related to invasion of Ukraine by Russia. Russia's military invasion of Ukraine in February 2022 resulted in the United States, other countries and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia's military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. In addition, certain index providers have removed Russian securities from their indices. These actions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia's military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country's credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that
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support the invasion. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia may take additional countermeasures or retaliatory actions, which may also impair the value and liquidity of Russian securities and fund investments. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. In addition, the ability to price, buy, sell, receive, or deliver such securities is also affected due to these measures. For example, the fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions and/or countermeasures taken by Russia in response to the sanctions may require the fund to freeze its existing investments in companies operating in or having dealings with Russia or other sanctioned countries, which would prevent the fund from selling these investments, and the value of such investments held by the fund could be significantly impacted, which could lead to such investments being valued at zero. Any exposure that the fund may have to Russian counterparties or counterparties in other sanctioned countries also could negatively impact the fund's portfolio. The extent and duration of Russia's military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals, restricting natural gas or other exports to other countries, seizure of U.S. and European residents' assets, or undertaking or provoking other military conflict elsewhere in Europe) are impossible to predict. These and any related events could significantly impact the fund's performance and the value of an investment in the fund even beyond any direct exposure the fund may have to Russian issuers or issuers in other countries affected by the invasion.
Investments in China. Risks of investments in securities of Chinese issuers include market volatility, heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens, and the continuing importance of the role of the Chinese Government, which may take actions that affect economic and market practices. These actions may include regulatory measures, which may be adopted with little or no warning, that can severely restrict a company’s business operations, with potentially dramatic adverse impacts on the market values of its securities. While the Chinese economy has grown rapidly in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. The Chinese economy could be adversely affected by supply chain disruptions. The effect of China's recent relaxation of its zero-COVID policy on China's economy and global supply chains may not be fully known for some time. Trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. The U.S. has also restricted the sale of certain goods to China. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or large segments of China’s export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. In addition, the political climate between the United States and China has recently deteriorated. The United States government has acted to prohibit U.S. persons, such as the fund, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected. Further, Chinese companies are subject to the risk of de-listing on U.S. exchanges, if the United States Public Company Accounting Oversight Board (the “PCAOB”) is unable to obtain access to inspect audit firms in China that are PCAOB-registered. While the PCAOB has recently obtained such access, there is no assurance that it will continue. If that access is discontinued, Chinese companies that are listed on U.S. exchanges may be required to de-list, which could materially adversely affect the markets for their securities.
Taiwan and Hong Kong do not exercise the same level of control over their economies as does the People’s Republic of China, but changes to their political and economic relationships with the People’s Republic of China could adversely impact investments in Taiwan and Hong Kong. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the fund involves risk of a total loss. The potential political reunification of China and Taiwan is a highly problematic issue and could negatively affect Taiwan’s economy and stock market. Hong Kong is closely tied to China, economically and through
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China’s 1997 acquisition of the country as a Special Autonomous Region. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, China has in recent years curtailed Hong Kong’s autonomy and freedoms, which has led to political unrest and eroded investor and business confidence in Hong Kong.
Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet and the Xinjiang region. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region, adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets. Risks of investments in issuers based in Hong Kong, a special administrative region of China, include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on the performance of the fund.
The fund may invest in China A shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange, the Shenzhen Stock Exchange and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong. The fund may also invest in Chinese interbank bonds traded on the China Interbank Bond Market through the China-Hong Kong Bond Connect program (“Bond Connect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of the ultimate investors (such as the fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects the fund to numerous risks, including the risk that the fund may have a limited ability to enforce its rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. Furthermore, courts in China have limited experience in applying the concept of beneficial ownership.
Trading through Stock Connect or Bond Connect is subject to a number of restrictions and risks that could impair the fund’s ability to invest in or sell China A shares or Chinese interbank bonds, respectively, and affect investment returns, including limitations on trading and possible imposition of trading suspensions. For example, Stock Connect is subject to quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. In addition, both Stock Connect and Bond Connect are generally only available on business days when both the China and Hong Kong markets are open, which may limit the fund’s ability to trade when it would be otherwise attractive to do so. In addition, uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A shares or Chinese interbank bonds could result in unexpected tax liabilities for the fund. Investing in China A shares and Chinese interbank bonds is also subject to the clearance and settlement procedures associated with Stock Connect and Bond Connect, which could pose risks to the fund.
All transactions in Stock Connect or Bond Connect securities will be made in renminbi, and accordingly the fund will be exposed to renminbi currency risks. The ability to hedge renminbi currency risks may be limited. In addition, given the renminbi is subject to exchange control restrictions, the fund could be adversely affected by delays in converting other currencies into renminbi and vice versa and at times when there are unfavorable market conditions. Securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.
Both Stock Connect and Bond Connect are relatively new programs to the market and are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges, with respect to Stock Connect, in China and Hong Kong. Furthermore, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement under Stock Connect and Bond Connect.
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The fund may invest in Chinese companies through a structure known as a variable interest entity (“VIE”), which is designed to provide foreign investors, such as the fund, with exposure to Chinese companies in sectors in which foreign investment is not permitted. Under this structure, the Chinese operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands, which is then listed on a foreign exchange. The shell company has no equity ownership in the VIE but has exposure to the VIE through contractual arrangements. However, the fund is not a VIE owner or shareholder and cannot exert influence on the VIE through proxy voting. Until recently, the VIE structure was not formally recognized under Chinese law; while China has recently proposed rules that would recognize this structure, there is significant uncertainty as to how these rules would operate. The inability to enforce the contracts through which the shell company derives its value could result in permanent loss of the fund's investment.
Currency risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Custodian services and related investment costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.
Withholding and other taxes
The fund may be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes may reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.
Investments in depositary receipts
The fund may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.
ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.
For purposes of the fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, voting rights or other shareholder rights or benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt. The prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses and may be less liquid.
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Foreign currency transactions
The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also may enter into forward foreign currency exchange contracts, which are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.
The fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Amundi US.
Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.
The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Amundi US determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.
The fund may use forward currency exchange contracts to reduce or gain exposure to a currency. To the extent the fund gains exposure to a currency through these instruments, the resulting exposure may exceed the value of securities denominated in that currency held by the fund. For example, where the fund's security selection has resulted in an overweight or underweight exposure to a particular currency relative to the fund's benchmark, the fund may seek to adjust currency exposure using forward currency exchange contracts.
The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.
The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.
While the fund may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.
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Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.
Options on foreign currencies
The fund may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.
Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.
The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.
Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.
A call option written on foreign currency by the fund is “covered” if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities.
The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a
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covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.
The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Amundi US determines that there is a pattern of correlation between that currency and the U.S. dollar.
The fund may purchase and write over-the-counter options. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.
Natural disasters
Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which the fund invests to conduct their businesses, and thus on the investments made by the fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Cybersecurity issues
With the increased use of technologies such as the Internet to conduct business, the fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The fund’s service providers regularly experience such attempts, and expect they will continue to do so. The fund is unable to predict how any such attempt, if successful, may affect the fund and its shareholders. While the fund’s adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the fund cannot control the cybersecurity plans and systems put in place by service providers to the fund such as The Bank of New York Mellon (“BNY Mellon”), the fund’s custodian and accounting agent, and BNY Mellon Investment Servicing (US) Inc., the fund’s transfer agent. In addition, many beneficial owners of fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the fund nor Amundi US exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks. Cybersecurity failures or breaches at Amundi US or the fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.
Investment company securities and real estate investment trusts
Other investment companies
The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objectives and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder. Investing in other investment companies subjects the fund to the risks of investing in the underlying securities held by those investment companies. The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.
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Exchange traded funds
The fund may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the Standard & Poor’s 500 Index (the “S&P 500”). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations. Many ETFs have received exemptive orders issued by the SEC that would permit the fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.
Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage. Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in leveraged ETFs or inverse ETFs, the fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.
Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily return that the fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term return of the tracked index. Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the fund’s investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to the fund. An ETF’s use of these techniques will make the fund’s investment in the ETF more volatile than if the fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, the fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the fund will not lose more than the principal amount invested in the ETF).
Real estate investment trusts (“REITs”)
The fund may invest in REITs. REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. Risks associated with investments in REITs and other equity securities of real estate industry issuers may include:
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The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
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Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT’s fixed income investments
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The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
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A REIT in the fund’s portfolio is, or is perceived by the market to be, poorly managed
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If the fund’s real estate related investments are concentrated in one geographic area or property type, the fund will be particularly subject to the risks associated with that area or property type
REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs (known as hybrid REITs). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and similar real estate interests and derive income primarily from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Such indirect expenses are not reflected in the fee table or expense example in the fund’s prospectus. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so-called “sub-prime” mortgages are particularly subject to this risk. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region. REITs whose underlying assets are concentrated in properties in one geographic area or used by a particular industry, such as health care, will be particularly subject to risks associated with such area or industry.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500.
Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.
Derivative instruments
Derivatives
The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics (for example, for funds investing in securities denominated in non-U.S. currencies,
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a portfolio’s currency exposure, or, for funds investing in fixed income securities, a portfolio’s duration or credit quality); and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Using derivatives exposes the fund to additional risks and may increase the volatility of the fund’s net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative’s value do not correspond to changes in the value of the fund’s other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. The fund also may have to sell assets at inopportune times to satisfy its obligations. The fund may not be able to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or may have to sell a portfolio security at a disadvantageous time or price. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons.
Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the Commodity Futures Trading Commission (the “CFTC”) or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy all of the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and, to the extent the fund has posted any margin, the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, the fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.
Swap contracts that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
Rule 18f-4 under the 1940 Act permits a fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing
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transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.
Unless a fund is relying on the Limited Derivatives User Exception (as defined in Rule 18f-4), the fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the fund's Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.
Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if a fund's “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). The fund currently is relying on the Limited Derivatives User Exception.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations are being adopted in other jurisdictions around the world. The implementation of the clearing requirement has increased the costs of derivatives transactions since investors have to pay fees to clearing members and are typically required to post more margin for cleared derivatives than had historically been the case. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, mandatory clearing of derivatives may expose the fund to new kinds of costs and risks.
Additionally, new regulations may result in increased uncertainty about credit/counterparty risk and may limit the flexibility of the fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the rules of the applicable exchange or clearing corporation or under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
The fund’s use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. The fund’s ability to use derivatives may be limited by tax considerations.
Options on securities and securities indices
The fund may purchase and write put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.
Writing call and put options on securities. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The exercise price may differ from the market price of an underlying security. The fund has the risk of loss that the price of an underlying security may decline during the call period. The risk may be offset to some extent by the
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premium the fund receives. If the value of the investment does not rise above the call price, it’s likely that the call will lapse without being exercised. In that case, the fund would keep the cash premium and the investment. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.
A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The fund has no control over when it may be required to purchase the underlying securities. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.
Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.
Writing call and put options on securities indices. The fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.
The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.
Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall “out-of-the-money,” the fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.
Purchasing call and put options. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.
The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction
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costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
Options spreads and straddles. Option spread and straddle transactions require a fund to purchase and/or write more than one option simultaneously. A fund may engage in option spread transactions in which it purchases and writes put or call options on the same underlying instrument, with the options having different exercise prices and/or expiration dates.
A fund also may engage in option straddles, in which it purchases or sells combinations of put and call options on the same instrument. A long straddle is a combination of a call and a put option purchased on the same security where the exercise price of the put is less than or equal to the exercise price of the call. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call and where the same issue of security or currency is considered cover for both the put and the call.
Risks of trading options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.
Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Amundi US. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.
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The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Amundi US to predict future price fluctuations and the degree of correlation between the options and securities markets.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.
In addition to the risks of imperfect correlation between the portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.
Futures contracts and options on futures contracts
The fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may enter into closing purchase and sale transactions with respect to any futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund may invest in futures contracts based on the Chicago Board of Exchange Volatility Index (“VIX Futures”). The VIX is an index of market sentiment derived from the S&P 500 option prices, and is designed to reflect investors’ consensus view of expected stock market volatility over future periods. The fund may invest in futures and options based on credit derivative contracts on baskets or indices of securities, such as CDX. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. Futures contracts are traded in the U.S. on exchanges or boards of trade that are licensed and regulated by the CFTC.
Futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.
Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
Hedging strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one
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currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Amundi US, there is a sufficient degree of correlation between price trends for the fund's securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the portfolio may be more or less volatile than prices of such futures contracts, Amundi US will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, the fund may take a “long” position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.
Options on futures contracts. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction, but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
Other considerations regarding futures contracts
The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining qualification as a regulated investment company for U.S. federal income tax purposes.
Futures contracts and related options involve brokerage costs and require margin deposits.
While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the fund's futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.
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If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option.
Interest rate swaps, collars, caps and floors
In order to hedge the value of the portfolio against interest rate fluctuations or to enhance the fund’s income, the fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the fund enters into these transactions, the fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the fund also may invest in interest rate swaps to enhance income or to increase the fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The fund is not required to hedge its portfolio and may choose not to do so. The fund cannot guarantee that any hedging strategies it uses will work.
In an interest rate swap, the fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the fund from a reduction in yield due to falling interest rates and may permit the fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.
The fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis.
The fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the fund.
Typically, the parties with which the fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the fund’s adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are less liquid than swaps. Certain federal income tax requirements may limit the fund’s ability to engage in interest rate swaps.
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Equity swaps, caps, floors and collars
The fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Amundi US is incorrect in its forecast of market values, these investments could negatively impact the fund's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.
Total return swaps, caps, floors and collars
The fund may enter into total return swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Total return swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on the change in market value of a specified security, basket of securities or benchmark. The fund may invest in swaps based on VIX futures contracts. The VIX is an index of market sentiment derived from S&P 500 Index option prices, and is designed to reflect investors’ consensus view of expected stock market volatility over future periods. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. The purchase of a cap entitles the purchaser, to the extent that the market value of a specified security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that the market value of a specified security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in total return swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Amundi US is incorrect in its forecast of market values, these investments could negatively impact the fund’s performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other securities.
Credit default swap agreements
The fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no specified events of default, or “credit events,” on an underlying reference obligation have occurred. If such a credit event occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation, or must make a cash settlement payment. The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no credit event occurs, the fund will receive no return on the stream of payments made to the seller. However, if a credit event occurs, the fund, as the buyer, receives the full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, the fund, as the seller, must pay the buyer the full notional value of the reference obligation. The fund, as the seller, would be entitled to receive the reference obligation. Alternatively, the fund may be required to make a cash settlement payment, where the reference obligation is received by the fund as seller. The value of the reference obligation, coupled with the periodic payments previously received, would likely be less than the full notional value the fund pays to the buyer, resulting in a loss of value to the fund as seller. When the fund acts as a seller of a credit default swap agreement it is exposed to the risks of a leveraged transaction. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject
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to illiquidity risk, counterparty risk and credit risk. The fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed to be equivalent to such rating.
Regulations require most swaps to be executed through a centralized exchange or regulated facility and cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of these requirements, which could adversely affect the fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.
The fund may also invest in credit derivative contracts on baskets or indices of securities, such as CDX. A CDX can be used to hedge credit risk or to take a position on a basket of credit entities or indices. The individual credits underlying credit default swap indices may be rated investment grade or non-investment grade. These instruments are designed to track representative segments of the credit default swap market such as investment grade, below investment grade and emerging markets. A CDX index tranche provides access to customized risk, exposing each investor to losses at different levels of subordination. The lowest part of the capital structure is called the “equity tranche” as it has exposure to the first losses experienced in the basket. The mezzanine and senior tranches are higher in the capital structure but can also be exposed to loss in value.If the fund holds a long position in a CDX, the fund would indirectly bear its proportionate share of any expenses paid by a CDX. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the fund could be exposed to liquidity risk, counterparty risk, credit risk of the issuers of the underlying loan obligations and of the CDX markets, and operational risks. If there is a default by the CDX counterparty, the fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the fund will not be able to meet its obligation to the counterparty.
Credit-linked notes
The fund may invest in credit-linked notes (“CLNs”), which are derivative instruments. A CLN is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.
Exchange traded notes
The fund may invest in exchange traded notes (“ETNs”). An ETN is a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected.
An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede an ETN’s ability to track its index. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. However, the fund’s potential loss is limited to the amount actually invested in the ETN.
The market value of an ETN is influenced by supply and demand for the ETN, the current performance of the index or other reference asset, the credit rating of the ETN issuer, volatility and lack of liquidity in the reference asset, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the reference asset. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index (or other reference asset) that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be
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times when an ETN share trades at a premium or discount to its net asset value. The fund will bear its pro rata portion of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN.
Foreign currency swaps
Foreign currency swaps involve the exchange by the lenders, including the Fund, with another party (the “counterparty”) of the right to receive the currency in which the loans are denominated for the right to receive U.S. dollars. The fund will enter into a foreign currency swap only if the outstanding debt obligations of the counterparty are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the fund’s adviser to be equivalent to such rating. The amounts of U.S. dollar payments to be received by the fund and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects the fund from the fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of U.S. dollars. If there is a default by the counterparty, the fund will have contractual remedies pursuant to the swap agreement; however, the U.S. dollar value of the fund's right to receive foreign currency payments under the obligation will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or the fund is unable to recover damages from the defaulting counterparty.
Cross currency interest rate swap agreements
Cross currency interest rate swap agreements combine features of currency swap agreements and interest rate swap agreements. The cross currency interest rate swaps in which the fund may enter generally will involve both the exchange of currency and the payment of interest streams with reference to one currency based on a specified index in exchange for receiving interest streams with reference to the other currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon transaction amount. For example, the payment stream on a specified amount of euro based on a European market floating rate might be exchanged for a U.S. oriented floating rate on the same principal amount converted into U.S. dollars.
Financial futures and options transactions
Commodity Futures Trading Commission (“CFTC”) rules subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swaps transactions) or markets itself as providing investment exposure to such instruments. The fund is subject to regulation as a commodity pool under the Commodity Exchange Act. The adviser is registered with the CFTC as a commodity pool operator and commodity trading adviser.
Other investments and investment techniques
Short-term investments
For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers’ acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; (e) money market funds; and (f) other cash equivalents or cash. Subject to the fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Amundi US to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objectives, policies and restrictions.
Illiquid securities
The fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of the fund's illiquid securities exceeds this percentage limitation, the fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the “1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid pursuant to the fund's liquidity risk management program. The inability of
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the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash to satisfy redemption requests or for other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.
Repurchase agreements
The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. A repurchase agreement may be considered a loan by the fund collateralized by securities. Under the direction of the Board of Trustees, Amundi US reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the fund's ability to enter into repurchase agreements. The SEC frequently treats repurchase agreements as loans for purposes of the 1940 Act.
Reverse repurchase agreements
Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. The fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. A fund may enter into reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the fund complies with the asset coverage requirements of Section 18 and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio, or treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4 under the 1940 Act. The DRMP currently provides that reverse repurchase agreements will not be treated as derivatives for purposes of the DRMP and will be subject to the asset coverage requirements of Section 18. See “Derivatives.”
Short sales against the box
The fund may sell securities “short against the box.” A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The fund may engage in short sales of securities only against the box.
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If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.
A fund must comply with Rule 18f-4 under the 1940 Act with respect to its short positions “against the box.” See “Derivatives.”
Dollar rolls
The fund may enter into mortgage “dollar rolls” in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the fund.
For financial reporting and tax purposes, the fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
Dollar rolls involve certain risks including the following: if the broker-dealer to whom the fund sells the security becomes insolvent, the fund’s right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the fund is required to repurchase may be worth less than an instrument which the fund originally held. Successful use of dollar rolls will depend upon Amundi US’s ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.
A fund may enter into when-issued or forward-settling securities (e.g., dollar rolls and firm and standby commitments, including TBA commitments) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the fund complies with Rule 18f-4 under the 1940 Act . See “Derivatives.”
Portfolio turnover
It is the policy of the fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. See “Annual Fee, Expense and Other Information” for the fund's annual portfolio turnover rate.
Lending of portfolio securities
The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Amundi US to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral. The fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. Fees and expenses paid by the fund in connection with loans of securities are not reflected in the fee table or expense example in the fund’s prospectus. If the income earned on the investment of the cash
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collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, the fund may take a loss on the loan. Where the fund receives securities as collateral, the fund will earn no income on the collateral, but will earn a fee from the borrower. The fund reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to the fund’s Proxy Voting Policies and Procedures.
The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, as noted above, the fund continues to have market risk and other risks associated with owning the securities on loan. Where the collateral delivered by the borrower is cash, the fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. The fund will lend portfolio securities only to firms that have been approved in advance by Amundi US, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the fund from loss. At no time would the value of the securities loaned exceed 33 1∕3% of the value of the fund's total assets.
Interfund lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements (“Interfund Lending Agreements”) under which the fund would lend money and borrow money for temporary purposes directly to and from another Pioneer fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.
A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Pioneer fund, the fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1∕3% of its total assets.
No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund's net assets at the time of the loan. A fund's Interfund Loans to any one fund shall not exceed 5% of the lending fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is
37

a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.
When-issued and delayed delivery securities
The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.
The fund may enter into when-issued or delayed delivery transactions notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the fund complies with Rule 18f-4 under the 1940 Act . See “Derivatives.”
Disclosure of portfolio holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the Pioneer funds’ portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable federal securities laws and regulations and general principles of fiduciary duty relating to fund shareholders. While Amundi US may manage other separate accounts and unregistered products that have substantially similar investment strategies to those of another Pioneer fund, and therefore portfolio holdings that may be substantially similar, and in some cases nearly identical, to such fund, these policies and procedures only relate to the disclosure of portfolio information of the Pioneer funds that are registered management companies. Separate account and unregistered product clients are not subject to these policies and procedures. Separate account and unregistered product clients of Amundi US have access to their portfolio holdings, and prospective clients have access to representative holdings.
Generally, Amundi US will make a fund’s full portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Amundi US normally will publish a fund’s full portfolio holdings no sooner than thirty (30) days after the end of each calendar month (this time period may be different for certain funds). Such information shall be made available on the funds’ website (amundi.com/us) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Amundi US generally makes publicly available information regarding a fund’s top twenty-five holdings (including the percentage of a fund’s assets represented by each security) within five (5) business days after the end of each calendar month.
Amundi US may provide a fund’s full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients, institutional investors and financial intermediaries (i.e., organizations evaluating a fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the fund’s shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Amundi US’s compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential,
38

and not to trade on such information. Although the Board of Trustees will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of a fund.
Currently, Amundi US, on behalf of the Pioneer funds, has ongoing arrangements whereby the following entities may receive a fund’s full portfolio holdings or other information prior to the date such information is made public: Metropolitan Life Insurance Company (within 30 days after month end for board materials and advance preparation of marketing materials, as needed to evaluate Pioneer funds); Roszel Advisors (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Oppenheimer & Co. (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); UBS (within 15 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Beacon Pointe Advisors (as needed for quarterly review of certain Pioneer funds); Commonwealth Financial Network (within 30 days after month end for risk analysis on funds on behalf of their clients); Hartford Retirement Services, LLC (as needed for risk analysis on funds on behalf of their clients); Transamerica Life Insurance Company (as needed for performance and risk analysis on funds on behalf of their clients); TIBCO Software Inc./Spotfire Division (as needed to evaluate and develop portfolio reporting software); Curcio Webb, LLC (as needed for evaluation and research purposes); Fidelity Investments (as needed to evaluate Pioneer funds); Egan Jones Ratings Company (as needed in order to evaluate and select Nationally Recognized Statistical Rating Organizations (NRSROs)); DBRS Limited (as needed in order to evaluate and select NRSROs); Wells Fargo Advisors (as needed for risk analysis on funds on behalf of their clients and product review); and Capital Market Consultants (as needed to complete quarterly due diligence research).
Compliance with the funds’ portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Amundi US in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund’s statement of additional information.
The funds’ full portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Amundi US, the funds’ custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality and duties not to trade on non-public information arising under law or contract that provide an adequate safeguard for such information. None of Amundi US, the funds, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of a fund’s full portfolio holdings information.
In addition, the funds make their portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-PORT. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws. Portfolio holdings information on Form N-PORT is filed with the SEC within sixty (60) days after the end of a fund’s first and third fiscal quarters. Form N-CSR is filed with the SEC within ten (10) days after the transmission to shareholders of a fund’s annual or semi-annual report, as applicable.
Investment restrictions
Fundamental investment policies
The fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:
(1)
67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2)
more than 50% of the outstanding shares of the fund.
The fund’s fundamental policies are as follows:
39

(1)
The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(2)
The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(3)
The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(4)
The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(5)
The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(6)
The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(7)
Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not make any investment if, as a result, the fund's investments will be concentrated in any one industry.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently, the fund does not contemplate borrowing for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. The fund may enter into reverse repurchase agreements and similar financing transactions, provided that the fund maintains asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate in accordance with Section 18 of the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.
A fund may pledge its assets and guarantee the securities of another company without limitation, subject to the fund’s investment policies (including the fund’s fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings
40

and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the fund’s policies on senior securities. If the fund were to pledge its assets, the fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the fund’s Board and Amundi US regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund has obtained exemptive relief from the SEC to make short-term loans to other Pioneer funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed in this Statement of Additional Information under “Interfund Lending.” The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the
41

same, the total risk to investors is increased. The fund may enter into swaps, security-based swaps, futures contracts, forward contracts, options and similar instruments, under which the fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the fund complies with Rule 18f-4 under the 1940 Act. See “Derivatives” above. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, rules under the 1940 Act generally limit a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. As of the date of the SAI, the fund relies primarily on the MSCI Global Industry Classification Standard (GICS) classifications, and, with respect to securities for which no industry classification under GICS is available or for which the GICS classification is determined not to be appropriate, the fund may use industry classifications published by another source, which, as of the date of the SAI, is Bloomberg L.P. As of the date of the SAI, the fund’s adviser may assign an industry classification for an exchange-traded fund in which the fund invests based on the constituents of the index on which the exchange-traded fund is based. The fund may change any source used for determining industry classifications without shareholder approval.
The fund does not invest in an underlying fund with the intention of directly or indirectly concentrating its investments in a particular industry. However, it is possible that the fund may have significant exposure to a particular industry as a result of one or more underlying fund’s holdings.
42

The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, SEC staff or other authority of competent jurisdiction as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
The fund’s investment objective is non-fundamental and it and the fund’s non-fundamental investment policies may be changed by a vote of the Board of Trustees without approval of shareholders at any time.
Diversification
The fund is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of the fund’s total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.
Other restrictions
The adviser generally will not invest fund assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.
3. Trustees and officers
The fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.
Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Independent Trustees:
Thomas J. Perna (73) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.
Private investor (2004 – 2008 and 2013
– present); Chairman (2008 – 2013)
and Chief Executive Officer (2008 –
2012), Quadriserv, Inc. (technology
products for securities lending
industry); and Senior Executive Vice
President, The Bank of New York
(financial and securities services) (1986
– 2004)

Director, Broadridge
Financial Solutions,
Inc. (investor
communications and
securities processing
provider for financial
services industry)
(2009 – present);
Director, Quadriserv,
Inc. (2005 – 2013); and
Commissioner, New
Jersey State Civil
Service Commission
(2011 – 2015)

John E. Baumgardner, Jr. (72)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
43

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Diane Durnin (66) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.
Managing Director - Head of Product
Strategy and Development, BNY
Mellon Investment Management
(investment management firm)
(2012-2018); Vice Chairman – The
Dreyfus Corporation (2005 – 2018):
Executive Vice President Head of
Product, BNY Mellon Investment
Management (2007-2012); Executive
Director- Product Strategy, Mellon
Asset Management (2005-2007);
Executive Vice President Head of
Products, Marketing and Client Service,
Dreyfus Corporation (investment
management firm) (2000-2005); Senior
Vice President Strategic Product and
Business Development, Dreyfus
Corporation (1994-2000)
None
Benjamin M. Friedman (79) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
44

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Craig C. MacKay (60) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.
Partner, England & Company, LLC
(advisory firm) (2012 – present); Group
Head – Leveraged Finance
Distribution, Oppenheimer &
Company (investment bank) (2006 –
2012); Group Head – Private Finance &
High Yield Capital Markets
Origination, SunTrust Robinson
Humphrey (investment bank) (2003 –
2006); and Founder and Chief
Executive Officer, HNY Associates,
LLC (investment bank) (1996 – 2003)

Director, Equitable
Holdings, Inc.
(financial services
holding company)
(2022 – present);
Board Member of
Carver Bancorp, Inc.
(holding company)
and Carver Federal
Savings Bank, NA
(2017 – present);
Advisory Council
Member, MasterShares
ETF (2016 – 2017);
Advisory Council
Member, The Deal
(financial market
information publisher)
(2015 – 2016); Board
Co-Chairman and
Chief Executive
Officer, Danis
Transportation
Company
(privately-owned
commercial carrier)
(2000 – 2003); Board
Member and Chief
Financial Officer,
Customer Access
Resources
(privately-owned
teleservices company)
(1998 – 2000); Board
Member, Federation of
Protestant Welfare
Agencies (human
services agency) (1993
– present); and Board
Treasurer, Harlem
Dowling Westside
Center (foster care
agency) (1999 – 2018)

45

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lorraine H. Monchak (67) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.
Chief Investment Officer, 1199 SEIU
Funds (healthcare workers union
pension funds) (2001 – present); Vice
President – International Investments
Group, American International Group,
Inc. (insurance company) (1993 –
2001); Vice President Corporate
Finance and Treasury Group, Citibank,
N.A.(1980 – 1986 and 1990 – 1993);
Vice President – Asset/Liability
Management Group, Federal Farm
Funding Corporation
(government-sponsored issuer of debt
securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman
Hutton, Inc. (investment bank) (1987 –
1988); Mortgage Strategies Group,
Drexel Burnham Lambert, Ltd.
(investment bank) (1986 – 1987)
None
Marguerite A. Piret (75) Trustee	Trustee since 2005. Serves until a successor trustee is elected or earlier retirement or removal.
Chief Financial Officer, American Ag
Energy, Inc. (technology for the
environment, energy and agriculture)
(2019 – present); Chief Operating
Officer, North Country Growers LLC
(controlled environment agriculture
company) (2020 – present); Chief
Executive Officer, Green Heat LLC
(biofuels company) (2022 – present);
President and Chief Executive Officer,
Newbury Piret Company (investment
banking firm) (1981 – 2019)
Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
Fred J. Ricciardi (76) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.
Private investor (2020 – present);
Consultant (investment company
services) (2012 – 2020); Executive Vice
President, BNY Mellon (financial and
investment company services) (1969 –
2012); Director, BNY International
Financing Corp. (financial services)
(2002 – 2012); Director, Mellon
Overseas Investment Corp. (financial
services) (2009 – 2012); Director,
Financial Models (technology)
(2005-2007); Director, BNY Hamilton
Funds, Ireland (offshore investment
companies) (2004-2007);
Chairman/Director, AIB/BNY
Securities Services, Ltd., Ireland
(financial services) (1999-2006);
Chairman, BNY Alternative Investment
Services, Inc. (financial services)
(2005-2007)
None
46

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Interested Trustees:
Lisa M. Jones (61)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal
Director, CEO and President of
Amundi US, Inc. (investment
management firm) (since September
2014); Director, CEO and President of
Amundi Asset Management US, Inc.
(since September 2014); Director, CEO
and President of Amundi Distributor
US, Inc. (since September 2014);
Director, CEO and President of
Amundi Asset Management US, Inc.
(since September 2014); Chair, Amundi
US, Inc., Amundi Distributor US, Inc.
and Amundi Asset Management US,
Inc. (September 2014 – 2018);
Managing Director, Morgan Stanley
Investment Management (investment
management firm) (2010 – 2013);
Director of Institutional Business, CEO
of International, Eaton Vance
Management (investment management
firm) (2005 – 2010); Director of
Amundi Holdings US, Inc. (since 2017)
Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (65)** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal
Director and Executive Vice President
(since 2008) and Chief Investment
Officer, U.S. (since 2010) of Amundi
US, Inc. (investment management
firm); Director and Executive Vice
President and Chief Investment Officer,
U.S. of Amundi US (since 2008);
Executive Vice President and Chief
Investment Officer, U.S. of Amundi
Asset Management US, Inc. (since
2009); Portfolio Manager of Amundi
US (since 1999); Director of Amundi
Holdings US, Inc. (since 2017)
None
Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Trust Officers:
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2005. Serves at the discretion of the Board
Vice President and Associate General
Counsel of Amundi US since January
2008; Secretary and Chief Legal Officer
of all of the Pioneer Funds since June
2010; Assistant Secretary of all of the
Pioneer Funds from September 2003 to
May 2010; Vice President and Senior
Counsel of Amundi US from July 2002
to December 2007
None
Thomas Reyes (61) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
47

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Heather L. Melito-Dezan (47) Assistant Secretary	Since 2022. Serves at the discretion of the Board
Director - Trustee and Board
Relationships of Amundi US since
September 2019; Assistant Secretary of
Amundi US, Inc. since July 2020:
Assistant Secretary of Amundi Asset
Management US, Inc. since July 2020:
Assistant Secretary of Amundi
Distributor US, Inc. since July 2020;
Assistant Secretary of all the Pioneer
Funds since September 2022; Private
practice from 2017 – 2019.
None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board
Managing Director, Chief Operations
Officer and Fund Treasurer of Amundi
US since May 2021; Treasurer of all of
the Pioneer Funds since May 2021;
Assistant Treasurer of all of the Pioneer
Funds from January 2021 to May 2021;
and Chief of Staff, US Investment
Management of Amundi US from May
2008 to January 2021
None
Luis I. Presutti (58) Assistant Treasurer	Since 2005. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (65) Assistant Treasurer	Since 2005. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Antonio Furtado (41) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (52) Assistant Treasurer	Since 2021. Serves at the discretion of the Board
Vice President - Deputy Fund
Treasurer of Amundi US since May
2021; Assistant Treasurer of all of the
Pioneer Funds since July 2021; Director
of Regulatory Reporting of Amundi US
from 2001 – 2021; and Director of Tax
of Amundi US from 2000 - 2001
None
John Malone (53) Chief Compliance Officer	Since 2008. Serves at the discretion of the Board
Managing Director, Chief Compliance
Officer of Amundi US Asset
Management; Amundi Asset
Management US, Inc.; and the Pioneer
Funds since September 2018; Chief
Compliance Officer of Amundi
Distributor US, Inc. since January 2014.
None
48

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Brandon Austin (51) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board
Director, Financial Security – Amundi
Asset Management; Anti-Money
Laundering Officer of all the Pioneer
Funds since March 2022: Director of
Financial Security of Amundi US since
July 2021; Vice President, Head of BSA,
AML and OFAC, Deputy Compliance
Manager, Crédit Agricole Indosuez
Wealth Management (investment
management firm) (2013 – 2021)
None
*
Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
**
Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the fund’s investment adviser and certain of its affiliates.
Board committees
The Board of Trustees is responsible for overseeing the fund’s management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute more than 75% of the Board. During the most recent fiscal year, the Board of Trustees held 6 meetings. Each Trustee attended at least 75% of such meetings.
The Trustees were selected to join the Board based upon the following as to each Board member: such person’s character and integrity; such person’s judgment, analytical ability, intelligence, and common sense; such person’s experience and previous profit and not-for-profit board membership; such person’s demonstrated willingness to take an independent and questioning stance toward management; such person’s willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an “interested person” as defined under the 1940 Act; and, as to Ms. Jones and Mr. Taubes, their association with Amundi US. Each Trustee also serves on the Boards of Trustees of other exchange-listed closed-end funds, closed-end interval funds, and open-end funds, all part of the Pioneer Funds complex, and has substantial experience protecting fund shareholders’ interests. Each of the Independent Trustees also was selected to join the Board based on the criteria and principles set forth in the Charter of the Trust’s Governance and Nominating Committee. In evaluating a Trustee’s prospective service on the Board, the Trustee’s experience in, and ongoing contributions toward, overseeing the fund’s business as a Trustee also are considered.
In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Baumgardner, legal, investment management, business and public company experience as an attorney practicing investment management, corporate and securities law and experience as a board member of other organizations; Ms. Durnin, investment management and investment company experience as an executive officer of an investment adviser; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Mr. MacKay, investment, financial and business experience as a partner in an investment banking firm and experience as a board member of other organizations; Ms. Monchak, investment, financial and business experience, including as the chief investment officer of a pension fund; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Ms. Piret, accounting, financial and entrepreneurial experience as an executive, valuation experience and investment company board experience; Mr. Ricciardi, financial, business and investment company experience as an executive officer of a financial and investment company services organization, and experience as a board member of offshore investment companies and other organizations; Ms. Jones, investment management experience as an executive and leadership roles with Amundi US and its affiliates; and Mr. Taubes, portfolio management experience and leadership roles with Amundi US. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the fund.
49

The Trust’s Amended and Restated Agreement and Declaration of Trust provides that the appointment, designation (including in any proxy or registration statement or other document) of a Trustee as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.
The Board of Trustees has five standing committees: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee, the Policy Administration Committee and the Valuation Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.
The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board believes that the committee structure, and delegation to the committees of specified oversight responsibilities, help the Board more effectively to provide governance and oversight of the fund’s affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee and the Valuation Committee, of each of which he is a non-voting, ex-officio member.
During the most recent fiscal year, the Independent Trustees, Audit, Governance and Nominating, Policy Administration, and Valuation Committees held 6, 6, 4, 4 and 4 meetings, respectively.
Independent Trustees Committee
John E. Baumgardner, Jr., Diane Durnin, Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak, Thomas J. Perna (Chair), Marguerite A. Piret and Fred J. Ricciardi.
The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the fund’s advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.
Audit Committee
Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak and Fred J. Ricciardi (Chair).
The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the fund, oversees the quality and integrity of the fund’s financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the fund’s independent registered public accounting firm, reviews and evaluates the accounting firm’s qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the fund’s accounting firm and all permissible non-audit services provided by the fund’s accounting firm to Amundi US and any affiliated service providers of the fund if the engagement relates directly to the fund’s operations and financial reporting.
Governance and Nominating Committee
John E. Baumgardner, Jr. (Chair), Diane Durnin, and Thomas J. Perna.
The Governance and Nominating Committee considers governance matters affecting the Board and the fund. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board’s committee structure and the Independent Trustees’ compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.
50

In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience, expertise and characteristics for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee’s procedure, if any, regarding candidates submitted by shareholders. The Governance and Nominating Committee also strives to achieve diversity of the Board of Trustees with respect to attributes such as race, ethnicity, gender, cultural background, and professional experience when reviewing candidates for any Board vacancies. The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant:
•
whether the person has a reputation for integrity, honesty and adherence to high ethical standards;
•
whether the person has demonstrated business acumen and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the fund and whether the person is willing and able to contribute positively to the decision-making process of the fund;
•
whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the fund and the responsibilities of a trustee of an investment company;
•
whether the person has the ability to understand the sometimes conflicting interests of the fund and the management company, and to act in the interests of the fund;
•
whether the person has, or appears to have a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee;
•
that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law;
•
that nominees should have, or be willing to acquire, an appreciation and understanding for the oversight of publicly offered investment companies and the management, administration and distribution services provided by service providers to the companies and their shareholders, and the regulatory context within which these activities are carried out;
•
that nominees should have a collegial, collaborative approach: people who will work efficiently, effectively and in the spirit of candor and respect for fellow board members and the staffs of the service providers;
•
that nominees should have the willingness and ability to serve on appropriate committees, and contribute to and engage meaningfully in the deliberations thereof; and
•
that nominees should be committed to diversity and inclusion among Board members.
The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees’ oversight of the fund’s affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.
The Governance and Nominating Committee does not have a formal policy for considering trustee nominees submitted by the fund’s shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such persons that is required to be included in solicitations of proxies for the election of trustees.
Policy Administration Committee
Thomas J. Perna (Chair), John E. Baumgardner, Jr., Diane Durnin, and Marguerite A. Piret.
51

The Policy Administration Committee, among other things, oversees and monitors the fund’s compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the fund’s internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the fund’s policies and procedures.
Valuation Committee
Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak, Marguerite A. Piret (Chair), and Fred J. Ricciardi.
The Valuation Committee, among other things, reviews the reports and other information provided to the Committee by Amundi US, as the valuation designee of the fund, and assists the Board in the oversight of Amundi US as the valuation designee of the fund.
Oversight of risk management
Consistent with its responsibility for oversight of the fund in the interests of shareholders, the Board of Trustees has established a framework for the oversight of various risks relating to the fund, including the oversight of the identification of risks and the management of certain identified risks. The Board has delegated certain aspects of its risk oversight responsibilities to the committees, but relies primarily on Amundi US and its affiliates for the identification and management or mitigation of risks relating to their management activities on behalf of the fund, as well as to oversee and advise the Board on the risks that may arise relating to the activities of other fund service providers.
The fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund.
Most of the fund’s investment management and business operations are carried out by or through Amundi US, its affiliates, and other service providers (such as the custodian and fund accounting agent and the transfer agent), each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Operational or other failures, including cybersecurity failures, at any one or more of the fund’s service providers could have a material adverse effect on the fund and its shareholders.
Under the overall supervision of the Board or the applicable committee of the Board, Amundi US and the affiliates of Amundi US, or other service providers to the fund, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund’s and Amundi US’s chief compliance officer and Amundi US’s chief risk officer and director of internal audit, as well as various personnel of Amundi US and of other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information.
The Trustees recognize that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the fund or Amundi US and its affiliates or other service providers. Because most of the fund’s operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited. (See “Cybersecurity issues” above.) As a result of the foregoing and other factors, the fund’s ability to manage risk is subject to substantial limitations.
It is important to note that the fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
52

Compensation of officers and trustees
The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under “Annual Fees, Expense and Other Information” - Compensation of Officers and Trustees” sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:
•
each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.
•
the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund’s net assets.
•
the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Amundi US reimburses these funds for the fees paid to the Interested Trustees.
Except for the chief compliance officer, the fund does not pay any salary or other compensation to its officers. The fund pays a portion of the chief compliance officer's compensation for their services as the fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation.
See “Compensation of Officers and Trustees” in “Annual Fee, Expense and Other Information.”
Sales loads
The fund offers its shares to Trustees and officers of the fund and employees of Amundi US and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.
Other information
The Amended and Restated Agreement and Declaration of Trust provides that no Trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Amended and Restated Agreement and Declaration of Trust requires the fund to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of the fund the full protection from liability that the law allows.
Material Relationships of the Independent Trustees
Mr. Baumgardner, an Independent Trustee, is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of all of the Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell LLP by the Pioneer Funds was approximately $626,073 and $404,966 in each of 2021 and 2022.
Share ownership
See “Annual Fee, Expense and Other Information” for information on the ownership of fund shares by the Trustees, the fund’s officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.
Proxy voting policies
Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available to shareowners without charge at https://amundi.com/us and on the SEC’s website at https://www.sec.gov. The fund’s proxy voting policies and procedures are attached as “Appendix B.”
53

4. Investment adviser
The fund has entered into a management agreement (hereinafter, the “management contract”) with Amundi US pursuant to which Amundi US acts as the fund’s investment adviser. Amundi US is an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi Holdings US, Inc. Prior to January 1, 2021, Amundi US was known as Amundi Pioneer Asset Management, Inc.
Amundi is controlled by Credit Agricole S.A., a French credit institution. Credit Agricole S.A. holds approximately 68% of Amundi’s share capital. The remaining shares of Amundi are held by institutional and retail investors.
Certain Trustees or officers of the fund are also directors and/or officers of certain of Amundi’s subsidiaries (see management biographies above). Amundi US has entered into participating affiliate agreements with certain of its affiliates, including Amundi and certain subsidiaries of Amundi, pursuant to which these affiliates provide services, including investment management and trading services, to Amundi US.
As the fund’s investment adviser, Amundi US provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund’s investment objective and policies, subject to the supervision of the fund’s Trustees. Amundi US determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund’s securities transactions, and reports to the Trustees on the fund’s investments and performance.
The management contract will continue in effect from year to year provided such continuance is specifically approved at least annually (i) by the Trustees of the fund or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (ii) in either event, by a majority of the Independent Trustees of the fund, with such Independent Trustees casting votes in person at a meeting called for such purpose.
The management contract may be terminated without penalty by the Trustees of the fund or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to Amundi US, or by Amundi US on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by Amundi US. The management contract is not assignable by the fund except with the consent of Amundi US.
The Trustees’ approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act. Pursuant to the management contract, Amundi US assumes no responsibility other than to render the services called for under the management contract, in good faith, and Amundi US will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the fund. Amundi US, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract. The management contract requires Amundi US to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management contract, and except as specifically stated therein, Amundi US is not responsible for any of the fund’s ordinary and extraordinary expenses.
Advisory fee
The fund does not pay a direct management fee to Amundi US. The fund bears a pro rata portion of the fees and expenses, including management fees, of each underlying fund in which the fund invests. The fund invests primarily in funds managed by Amundi US. Accordingly, Amundi US may be subject to potential conflicts of interest in selecting underlying funds because the management fees paid to it by some underlying funds are higher than the fees paid by other affiliated and unaffiliated underlying funds.
Administration agreement
The fund has entered into an amended and restated administration agreement with Amundi US pursuant to which Amundi US acts as the fund’s administrator, performing certain accounting, administration and legal services for the fund. Amundi US is reimbursed for its cost of providing such services. The cost of providing these services is based on direct costs and costs of overhead, subject to review by the Board of Trustees. See “Annual Fee, Expense and Other
54

Information” for fees the fund paid to Amundi US for administration and related services. In addition, The Bank of New York Mellon (“BNY Mellon”) performs certain sub-administration services to the fund pursuant to an agreement with Amundi US and the fund.
Under the terms of the amended and restated administration agreement with the fund, Amundi US pays or reimburses the fund for expenses relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Amundi US, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Amundi US, the fund (other than as Trustees), Amundi US, Inc. or the distributor; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any; (m) fees payable by the fund under management agreements and the administration agreement; and (n) extraordinary expenses. The fund shall also assume and pay any other expense that the fund, Amundi US or any other agent of the fund may incur not listed above that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. The fund shall pay all fees and expenses to be paid by the fund under the sub-administration agreement with BNY Mellon. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.
Potential conflicts of interest
The fund is managed by Amundi US, which also serves as investment adviser to other Pioneer mutual funds and other accounts (including separate accounts and unregistered products) with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.
It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Amundi US seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Amundi US decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.
55

Amundi US has adopted compliance policies and procedures designed to address these potential conflicts of interest, including policies that govern, among other practices, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.
Personal securities transactions
The fund, Amundi US, and Amundi Distributor US, Inc. have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Amundi US and certain of Amundi US’s affiliates. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.
5. Principal underwriter and distribution plan
Principal underwriter
Amundi Distributor US, Inc., 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. Amundi Distributor US, Inc. is an indirect wholly owned subsidiary of Amundi and a wholly owned subsidiary of Amundi Asset Management US, Inc.
The fund entered into an underwriting agreement with Amundi Distributor US, Inc. which provides that Amundi Distributor US, Inc. will bear expenses for the distribution of the fund’s shares, except for expenses incurred by Amundi Distributor US, Inc. for which it is reimbursed or compensated by the fund under the distribution plan (discussed below). Amundi Distributor US, Inc. bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. Amundi Distributor US, Inc. also pays certain expenses in connection with the distribution of the fund’s shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, Amundi Distributor US, Inc. will use its best efforts in rendering services to the fund.
See “Sales Charges” for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund’s Class A shares.
See the tables under “Annual Fee, Expense and Other Information” for commissions retained by Amundi Distributor US, Inc. and reallowed to dealers in connection with Amundi Distributor US, Inc.’s offering of the fund’s Class A and Class C shares during recently completed fiscal years.
The fund will not generally issue fund shares for consideration other than cash. At the fund’s sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.
It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Amundi US’s discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund’s net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund’s net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution.
Distribution plan
The fund has adopted a distribution plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class C and Class R shares. The fund has not adopted a Distribution Plan with respect to its Class K or Class Y shares.
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For each Class that has adopted a Distribution Plan, fees under the Distribution Plan may be used to make payments to one or more principal underwriters, broker-dealers, financial intermediaries (which may include banks) and other parties that enter into a distribution, selling or service agreement with respect to the shares of such Class (each of the foregoing, a “Service Party”). The fund, its principal underwriter or other parties also may incur expenses in connection with the distribution or marketing and sales of the fund’s shares that may be paid or reimbursed by the fund. The aggregate amount in respect of such fees and expenses with respect to each Class shall be the amount calculated at a percentage per annum of the average daily net assets attributable to such Class as set forth below:
Class	Applicable Percentage Per Annum
Class A	0.25%
Class C	1.00%
Class R	0.50%
Payments are made under the Distribution Plan for distribution services and other activities in respect of the sale of shares of the fund and to make payments for advertising, marketing or other promotional activity, and for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to Service Parties under the Distribution Plan for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided; provided, however, that the fees paid to a recipient with respect to a particular Class that may be used to cover expenses primarily intended to result in the sale of shares of that Class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under the Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2341 or any successor rule, in each case as amended or interpreted by FINRA.
The Distribution Plan also provides that the Service Parties may receive all or a portion of any sales charges paid by investors.
The Distribution Plan permits the fund to pay fees to the Service Parties as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Distribution Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to the Service Parties until the Distribution Plan or any related distribution agreement is terminated or not renewed. In that event, a Service Party’s expenses in excess of fees received or accrued through the termination date will be such Service Party’s sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Distribution Plan for the fund, the Trustees will review the Distribution Plan and the expenses for each Class within the fund separately. The fund may participate in joint distribution activities with other Pioneer funds. The costs associated with such joint distribution activities are allocated to a fund based on the number of shares sold.
The Distribution Plan also recognizes that Amundi US, Amundi Distributor US, Inc. or any other Service Party may make payments for distribution-related expenses out of its own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the Service Parties may from time to time use their own resources for distribution-related services, in addition to the fees paid under the Distribution Plan. The Distribution Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Distribution Plan but not subject to the maximum amounts set forth above.
Under its terms, the Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan. The Distribution Plan may not be amended to increase materially the amount of the service and distribution fees without shareholder approval, and all material amendments of the Distribution Plan also must be approved by the Trustees,
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including all of the Independent Trustees, in the manner described above. The Distribution Plan may be terminated with respect to a Class of the fund at any time, without penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of such Class of the fund (as defined in the 1940 Act).
See “Annual Fee, Expense and Other Information” for fund expenses under the Distribution Plan paid to Amundi Distributor US, Inc. for the most recently completed fiscal year.
Class C shares
Amundi Distributor US, Inc. will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, Amundi Distributor US, Inc. may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.
Service plan for Class R shares
The fund has adopted a service plan (the “Service Plan”) with respect to its Class R shares under which the fund is authorized to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to plans or plan participants holding shares of the fund a service fee of up to 0.25% of the fund’s average daily net assets attributable to Class R shares held by such plan participants. These services may include (a) acting, directly or through an agent, as the shareholder of record and nominee for all plan participants, (b) maintaining account records for each plan participant that beneficially owns Class R shares, (c) processing orders to purchase, redeem and exchange Class R shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds, and (d) addressing plan participant questions regarding their accounts and the fund.
6. Shareholder servicing/transfer agent
The fund has contracted with BNY Mellon Investment Servicing (US) Inc., Attention: 534427, 500 Ross Street 154-0520, Pittsburgh, PA 15262, to act as shareholder servicing and transfer agent for the fund.
Under the terms of its contract with the fund, BNY Mellon Investment Servicing (US) Inc. services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund’s portfolio; and (iii) maintaining account records and responding to shareholder inquiries.
7. Custodian and sub-administrator
The Bank of New York Mellon (“BNY Mellon”), 225 Liberty Street, New York, New York 10286, is the custodian of the fund’s assets. The custodian’s responsibilities include safekeeping and controlling the fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund’s investments.
BNY Mellon also performs certain fund accounting and fund administration services for the Pioneer Fund complex, including the fund. For performing such services, BNY Mellon receives fees based on complex-wide assets.
8. Independent registered public accounting firm
Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, independent registered public accounting firm, provided audit services, tax return review services, and assistance and consultation with respect to filings with the SEC for the fiscal year ended July 31, 2023.
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9. Portfolio management
Additional information about the portfolio managers
Other accounts managed by the portfolio managers
The table below indicates, for the portfolio managers of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of July 31, 2023. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.
Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (000’s)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (000’s)
Kenneth J. Taubes	Other Registered Investment Companies	5	$8,144,287	0	$0
	Other Pooled Investment Vehicles	7	$5,664,134	3	$4,108,012
	Other Accounts	8	$2,163,835	1	$767,033
Marco Pirondini	Other Registered Investment Companies	3	$3,268,427	0	$0
	Other Pooled Investment Vehicles	3	$2,669,795	2	$2,511,417
	Other Accounts	0	$0	0	$0
Potential conflicts of interest
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi US does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. Although Amundi US has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi US has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See “Compensation of Portfolio Managers” below.
•
A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi US believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.
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•
A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi US will place the order in a manner intended to result in as favorable a price as possible for such client.
•
A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi US receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.
•
A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.
•
If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi US seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.
Compensation of portfolio managers
Amundi US has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi US. The compensation program for all Amundi US portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi US seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi US. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:
•
Quantitative investment performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and
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broad-based securities market indexes measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, are the MSCI World NR Index and the Bloomberg U.S. Aggregate Bond Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager’s competitive universe.
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Qualitative performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.
•
Amundi US results and business line results. Amundi US’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/–) a predetermined percentage.
The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.
Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds or collective investment trusts or other unregistered funds with similar investment objectives, strategies and policies.
Share ownership by portfolio managers
The following table indicates as of July 31, 2023 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.
Name of Portfolio Manager	Beneficial Ownership of the Fund*
Kenneth J. Taubes	A
Marco Pirondini	E
*
Key to Dollar Ranges
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000
10. Portfolio transactions
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Amundi US pursuant to authority contained in the fund’s management contract. Securities purchased and sold on behalf of the fund normally will be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter’s commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer’s markup or markdown. Amundi US normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Amundi US seeks to obtain overall best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Amundi US considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer’s execution
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services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).
Amundi US may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Amundi US over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Amundi US determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Amundi US maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Amundi US are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Amundi US believes that no exact dollar value can be calculated for such services.
The research received from broker-dealers may be useful to Amundi US in rendering investment management services to the fund as well as other investment companies or other accounts managed by Amundi US, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Amundi US in carrying out its obligations to the fund. The receipt of such research enables Amundi US to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
The fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund’s total operating expenses. Pursuant to third-party brokerage arrangements, the fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund’s fees to service providers unaffiliated with Amundi US or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund’s operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the fund’s brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See “Financial highlights” in the prospectus.
See the table in “Annual Fee, Expense and Other Information” for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Amundi US’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.
11. Description of shares
As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable contingent deferred sales charge (“CDSC”). See “Sales Charges.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund’s transfer agent and certificates will not normally be issued.
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The fund is a series of Pioneer Asset Allocation Trust, a Delaware statutory trust. The Trustees have authorized the issuance of the following classes of shares of the fund, designated as Class A, Class C, Class K, Class R and Class Y shares. Until November 10, 2014, the fund offered Class B shares. All outstanding Class B shares were converted to Class A shares on November 10, 2014. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund’s net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.
The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.
The Trust
The Trust’s operations are governed by the Amended and Restated Agreement and Declaration of Trust, dated as of January 12, 2016 (referred to in this section as the declaration). A copy of the Trust’s Certificate of Trust dated as of April 21, 2004, as amended, is on file with the office of the Secretary of State of Delaware.
Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.
Shareholder voting
The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.
The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.
Election and removal of trustees
The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the board or by a majority of the outstanding shareholders of the Trust.
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Amendments to the declaration
The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.
Issuance and redemption of shares
The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of shareholder holdings
The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.
Small accounts
The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Series and classes
The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.
Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.
Shareholder, trustee and officer liability
The declaration provides that shareholders are not personally liable for the obligations of the fund and requires a fund to indemnify a shareholder against liability arising solely from the shareholder’s ownership of shares in the fund. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration also provides that no Trustee, officer or employee of the Trust owes any duty to any person (including without limitation any shareholder), other than the Trust or any series. The declaration further provides that no trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires the fund to indemnify each trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no
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officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of the fund the full protection from liability that the law allows.
The declaration provides that the appointment, designation or identification of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such trustee.
Derivative and direct actions
The declaration provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose.
The declaration provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the series or class, generally. Under the declaration, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Boston, Massachusetts, or if not permitted to be brought in federal court, then in state court in Boston, Massachusetts, and that shareholders have no right to jury trial for such actions.
The declaration also provides that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust with any service provider or other agent or contract with the Trust, including, without limitation, any third party beneficiary rights, except as may be expressly provided in any service contract or agreement.
12. Sales charges
The fund continuously offers the following classes of shares: Class A, Class C, Class K, Class R and Class Y shares, as described in the prospectus. The fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the
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prospectus. The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Please see the prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.
Class A share sales charges
You may buy Class A shares at the public offering price, including a sales charge, as follows:
	Sales Charge as a % of
Amount of Purchase	Offering Price	Net Amount Invested	Dealer Reallowance
Less than $50,000	5.75	6.10	5.00
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 or more	0.00	0.00	see below
The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved; however, pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code which are eligible to purchase Class R shares may aggregate purchases by beneficiaries of such plans only if the pension, profit-sharing or other employee benefit trust has determined that it does not require the services provided under the Class R Service Plan. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided Amundi Distributor US, Inc. is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which Amundi Distributor US, Inc. serves as principal underwriter. At the sole discretion of Amundi Distributor US, Inc., holdings of funds domiciled outside the U.S., but which are managed by affiliates of Amundi US, may be included for this purpose.
No sales charge is payable at the time of purchase on investments of $500,000 or more, or for purchases by participants in employer-sponsored retirement plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. Amundi Distributor US, Inc. may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:
1.00%	Up to $4 million
0.50%	Greater than $4 million and less than or equal to $50 million
0.25%	Over $50 million
Commissions are based on cumulative investments in Class A shares of the Pioneer funds. These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by employer-sponsored retirement plans with at least $500,000 in total plan assets (or that has 1,000 or more eligible participants for employer-sponsored retirement plans with accounts established with Amundi US on or before March 31, 2004) will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase.
If an investor eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge, Class A shares may be selected where the investor does not require the distribution and account services needs typically required by Class R share investors and/or the broker-dealer has elected to forgo the level of compensation that Class R shares provides.
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Letter of intent (“LOI”)
Reduced sales charges are available for purchases of $100,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be counted toward fulfillment of the LOI (but not considered as eligible for the reduced sales charge) if the LOI is submitted to the fund’s transfer agent within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and Class A shares of all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by the fund’s transfer agent, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint the fund’s transfer agent your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI. Any share class for which no sales charge is paid cannot be included under the LOI.
If the total purchases exceed the amount specified under the LOI and are in an amount that would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to Amundi Distributor US, Inc., as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.
If the total purchases are less than the amount specified under the LOI, Amundi Distributor US, Inc. will recalculate your sales charge and the fund’s transfer agent will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.
If sufficient shares are not purchased to complete the LOI because all registered account owners died within the 13-month period, Amundi Distributor US, Inc. will consider the LOI complete and will not adjust past transactions for purposes of the sales charges paid. Commissions to dealers will not be adjusted or paid on the difference between the LOI amount and the amount actually invested before the shareholders’ deaths.
Class C shares
You may buy Class C shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.
Class C shares automatically convert to Class A shares after 8 years. Conversions of Class C shares to Class A shares will occur during the month of or following the 8th anniversary of the share purchase date.
The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. Generally, in order for your Class C shares to be eligible for automatic conversion to Class A shares, the fund or the financial intermediary through which you purchased your shares must have records which confirm that your Class C shares have been held for 8 years. Class C shares held through group retirement plan recordkeeping platforms of certain financial intermediaries that hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion are eligible for automatic conversion to Class A shares. Specific intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares.
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In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the longest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.
Proceeds from the CDSC are paid to Amundi Distributor US, Inc. and are used in whole or in part to defray Amundi Distributor US, Inc.’s expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.
Class K shares
No front-end, deferred or asset-based sales charges are applicable to Class K shares.
Class R shares
You may buy Class R shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge or CDSC.
Class R shares are available to certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares also are available to individual retirement account rollovers from eligible retirement plans that offered one or more Pioneer funds as investment options. Class R shares generally are not available to non-retirement accounts, traditional and Roth IRA's, Coverdell Education Savings Accounts, SEP's, SAR-SEP's, Simple IRA's, individual 403(b)'s or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974.
Investors that are eligible to purchase Class R shares may also be eligible to purchase other share classes. Your investment professional can help you determine which class is appropriate. You should ask your investment professional if you qualify for a waiver of sales charges on another class and take that into consideration when selecting a class of shares. Your investment firm may receive different compensation depending upon which class is chosen.
Class Y shares
No front-end, deferred or asset-based sales charges are applicable to Class Y shares. However, if you invest in Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary. The fund waives the investment minimum for Class Y shares for direct share purchases by Amundi US employees and Trustees of the fund through its transfer agent.
Additional payments to financial intermediaries
The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees, if any, discussed above. In addition to those payments, Amundi US or one or more of its affiliates (collectively, “Amundi US Affiliates”) may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Pioneer funds. Amundi US Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Pioneer funds. These additional payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Pioneer funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Amundi US negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Amundi US Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Amundi US to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary’s costs. In this
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context, “financial intermediary” includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with an Amundi US Affiliate.
A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pioneer funds over other mutual funds or cooperate with the distributor’s promotional efforts. The receipt of additional compensation for Amundi US Affiliates may be an important consideration in a financial intermediary’s willingness to support the sale of the Pioneer funds through the financial intermediary’s distribution system. Amundi US Affiliates are motivated to make the payments described above since they promote the sale of Pioneer fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus and statement of additional information. Financial intermediaries may categorize and disclose these arrangements differently than Amundi US Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients’ accounts, Amundi US Affiliates benefit from the incremental management and other fees paid to Amundi US Affiliates by the funds with respect to those assets.
Revenue sharing payments
Amundi US Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Pioneer funds, except with respect to the funds’ Class K shares. The benefits Amundi US Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary’s sales system, participation by the intermediary in the distributor’s marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Amundi US personnel may make presentations on the funds to the intermediary’s sales force), placement on the financial intermediary’s preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its “shelf space”). Amundi US Affiliates also may pay financial intermediaries “finders’” or “referral” fees for directing investors to the Pioneer funds. Amundi US Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.
The revenue sharing payments Amundi US Affiliates make may be calculated on sales of shares of Pioneer funds (“Sales-Based Payments”); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.25% per annum of those assets. Such payments also may be calculated on the average daily net assets of the applicable Pioneer funds attributable to that particular financial intermediary (“Asset-Based Payments”); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.16% per annum of those assets. Sales-Based Payments primarily create incentives to make new sales of shares of Pioneer funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Pioneer funds in investor accounts. Amundi US Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.
Administrative and processing support payments
Except with respect to Class K shares, Amundi US Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. Except with respect to Class K shares, Amundi US Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Amundi US Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.
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Other payments
From time to time, Amundi US Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Pioneer funds. Such compensation provided by Amundi US Affiliates may include financial assistance to financial intermediaries that enable Amundi US Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Amundi US Affiliates make payments for entertainment events they deem appropriate, subject to Amundi US Affiliates’ guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship. Amundi US Affiliates also may make payments to financial intermediaries for detailed information about the intermediaries’ activities relating to the Pioneer funds.
As of January 1, 2023, Amundi US anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the prospectus and statement of additional information:
Advisor Group
ADP Retirement Services
AIG
Alight Financial Solutions, LLC
Ameriprise Financial Services, Inc.
Ascensus Broker Dealer Services, Inc
BNY Mellon
Cetera Advisors Networks LLC
Charles Schwab & Co., Inc.
Citigroup Global Markets Inc.
Commonwealth Financial Network
Conduent Securities, LLC
Edward Jones
Fidelity Brokerage Services LLC
First Command Financial Planning, Inc.
GWFS Equities, Inc.
Hartford Securities Distribution Company, Inc.
J.P. Morgan Securities LLC
Ladenburg Thalmann & Co. Inc.
Lincoln Financial
LPL Financial Corp.
Merrill Lynch & Co., Inc.
Mid Atlantic Capital Corporation
MML Investors Services
Morgan Stanley & Co., Inc.
MSCS Financial Services, LLC
Mutual of Omaha Investor Services, Inc.
N.I.S. Financial Services, Inc.
National Financial Services LLC
Nationwide Securities, Inc.
Northwestern Investment Services, LLC
NYLife Securities, LLC
OneAmerica Securities, Inc.
Pershing LLC
PFS Investments Inc.
Principal Securities, Inc.
Prudential Financial
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Raymond James Financial Services, Inc.
RBC Dain Rauscher Inc.
Sammons Financial Network LLC
Security Distributors
Standard Life Investments Securities LLC
Symetra Investment Services, Inc.
TD Ameritrade, Inc.
TIAA-CREF Individual & Institutional Services, LLC
T. Rowe Price Investment Services, Inc.
Transamerica Financial Advisors, Inc.
UBS Financial Services Inc.
USI Securities, Inc.
Vanguard Marketing Corporation
Voya Financial Partners, LLC
Wells Fargo Investments, LLC
Please contact your financial intermediary for details about any payments it receives from Amundi US Affiliates or the funds, as well as about fees and/or commissions it charges.
13. Redeeming shares
Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the “Exchange”) is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.
The fund may effect redemptions in kind in an effort to manage cash positions and/or for liquidity management, portfolio management and other purposes. This practice may reduce the need for the fund to sell portfolio holdings to meet redemption requests and thus may enable such funds to reduce cash drag, transaction costs and recognized capital gains. Amundi US believes that this practice may benefit the fund and its shareholders, including the possibility of reducing the amount of capital gain distributions to their shareholders. In some cases, the fund will distribute a large amount of securities in proportion to their representation in the fund’s portfolio whereas in other cases Amundi US may select, or give greater weight to, specific securities as a means of their disposition.
Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.
Systematic withdrawal plan(s) (“SWP”) (Class A, Class C and Class R shares)
A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.
Periodic payments will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class C and Class R share accounts are limited to 10% of the value of the account at the time the SWP is established. See “Qualifying for a reduced sales charge” in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account’s address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.
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While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.
A SWP may be terminated at any time (1) by written notice to the fund or from the fund to the shareholder; (2) upon receipt by the fund of appropriate evidence of the shareholder’s death; or (3) when all shares in the shareholder’s account have been redeemed.
You may obtain additional information by calling the fund at 1-800-225-6292.
Reinstatement privilege (Class A shares)
Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.
14. Telephone and online transactions
You may purchase, exchange or sell shares by telephone or online. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see “FactFoneSM”). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.
Telephone transaction privileges
To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, the fund’s transfer agent nor Amundi Distributor US, Inc. will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.
Online transaction privileges
If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.
To establish online transaction privileges:
•
For new accounts, complete the online section of the account application
•
For existing accounts, complete an account options form, write to the fund or complete the online authorization screen on amundi.com/us
To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Amundi US website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.
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Telephone and website online access
You may have difficulty contacting the fund by telephone or accessing amundi.com/us during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Amundi US will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access amundi.com/us or to reach the fund by telephone, you should communicate with the fund in writing.
FactFoneSM
FactFoneSM is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFoneSM allows shareholder access to current information on Pioneer mutual fund accounts and to the prices of all publicly available Pioneer mutual funds. In addition, you may use FactFoneSM to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. You are strongly urged to consult with your investment professional prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFoneSM. Call the fund at 1-800-225-6292 for assistance.
FactFoneSM allows shareholders to hear the following recorded fund information:
•
net asset value prices for all Pioneer mutual funds;
•
dividends and capital gain distributions on all Pioneer mutual funds.
The value of each class of shares (except for Pioneer U.S. Government Money Market Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.
15. Pricing of shares
The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.
The value of the fund’s investment in an underlying fund is determined on the basis of the net asset value of the shares of the class of the underlying fund held by the fund. Generally, the underlying funds determine their net asset value based upon the market value of their assets. Certain assets of the underlying funds may be valued using fair value methods.
Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Other securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.
Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund’s independent pricing services. Generally, trading in non U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the
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close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund’s net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.
Amundi US has been designated as the fund's valuation designee, with responsibility for fair valuation subject to oversight by the fund's Board of Trustees. When prices determined using the foregoing methods are not available or are considered by Amundi US to be unreliable, Amundi US uses fair value methods to value the fund’s securities. Amundi US also may use fair value pricing methods to value the fund’s securities, including a non-U.S. security, when Amundi US determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. Valuing securities using fair value methods may cause the net asset value of the fund’s shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, Amundi US may use a pricing matrix. The prices used for these securities may differ from the amounts received by the fund upon sale of the securities, and these differences may be substantial.
The net asset value per share of each class of the fund is computed by taking the value of all of the fund’s assets attributable to a class, less the fund’s liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of a fund are accrued daily and taken into account. The fund’s maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class C, Class R and Class Y shares are offered at net asset value without the imposition of an initial sales charge (Class C shares may be subject to a CDSC).
16. Tax status
The fund is treated as a separate entity for U.S. federal income tax purposes. The fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”), and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.
If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at the applicable corporate rate on the amount retained. The fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax
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purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.
If, for any taxable year, the fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, the fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.
Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and each year ending October 31, respectively. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.
The fund generally distributes any net short- and long-term capital gains in December. The fund generally pays dividends from any net investment income (excluding capital gains) in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax. Unless a shareholder specifies otherwise, all distributions from the fund to that shareholder will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other noncorporate shareholders at reduced U.S. federal income tax rates.
In general, dividends may be reported by the fund as qualified dividend income if they are attributable to qualified dividend income received by the fund. The fund’s qualified dividend income generally will consist of any dividend income that is (i) received by the fund from underlying funds that themselves received such income as dividends on common and preferred stock of U.S. companies or on stock of certain qualified foreign corporations, and (ii) reported as such by the underlying funds, provided that certain holding period and other requirements are met by both the fund and the shareholders. If 95% or more of the fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the fund may report all distributions of such income as qualified dividend income.
A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the fund that are attributable to an underlying fund’s investments in REITs generally are not expected to qualify for treatment as qualified dividend income.
A dividend that is attributable to qualified dividend income of the fund that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend
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treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter. Distributions by the fund in excess of the fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.
Certain dividends received by the fund from an underlying fund and attributable to the underlying fund’s dividend income from stock of U.S. corporations (generally, dividends received by an underlying fund in respect of any share of stock (1) as to which the underlying fund has a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the underlying fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Code, provided such dividends are also appropriately so reported as eligible for the dividends-received deduction by the fund. Dividends received by the fund from REITs will not be eligible for the dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the fund from underlying funds and capital gain dividends distributed to an underlying fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the dividends-received deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The applicable holding period requirements must also be satisfied by both the fund and the underlying funds. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends ” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.
Distributions from net capital gains, if any, that are reported as capital gain dividends by the fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual and certain other noncorporate shareholders will be taxable as long-term capital gains, which are generally taxable to noncorporate taxpayers at reduced U.S. federal income tax rates. Certain capital gain dividends attributable to dividends the fund receives from REITs may be taxable to noncorporate taxpayers at a rate other than the generally applicable reduced rates. A shareholder should also be aware that the benefits of the favorable tax rates applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax.
The U.S. federal income tax status of all distributions will be reported to shareholders annually.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.
Although dividends generally will be treated as distributed when paid, any dividend declared by the fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the
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calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the fund may be “spilled back” and treated for certain purposes as paid by the fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.
For purposes of determining the character of income received by the fund when an underlying fund distributes net capital gain to such fund, the fund will treat the distribution as long-term capital gain, even if the fund has held shares of the underlying fund for less than one year. If it is not disallowed under wash sale rules, any loss incurred by the fund on the redemption or other sale of such underlying fund shares that have a tax holding period of six months or less will be treated as a long-term capital loss to the extent of the gain distribution received on the shares disposed of by such fund.
The fund may invest in underlying funds with capital loss carryforwards. If such an underlying fund realizes capital gains, it will be able to offset the gains to the extent of its loss carryforwards in determining the amount of capital gains which must be distributed to shareholders such as the fund. To the extent that gains are offset in this manner, distributions to the fund and its shareholders may be reduced. Similarly, for U.S. federal income tax purposes, the fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as capital gains to shareholders. See the prospectus and statement of additional information of each underlying fund for each underlying fund’s available capital loss carryforwards. See “Annual Fee, Expense and Other Information” for the fund’s available capital loss carryforwards. Generally, neither the fund nor any underlying fund may carry forward any losses other than net capital losses. Under certain circumstances, the fund or an underlying fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.
The fund will not be able to offset gains distributed by any underlying fund in which it invests against losses incurred by another underlying fund in which it invests because the underlying funds cannot distribute losses. The fund’s redemptions of shares in an underlying fund, including those resulting from changes in the allocation among underlying funds, could cause the fund to recognize taxable gains or losses. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the fund. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred. Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to the fund and therefore may not be offset by any short-term capital losses incurred by the fund. Thus, the fund’s short-term capital losses may instead offset its long-term capital gains, which might otherwise be eligible for the reduced U.S. federal income tax rates for individuals, as discussed above. As a result of these factors, the use of the fund-of-funds structure by the fund could adversely affect the amount, timing and character of distributions to their shareholders.
Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If the fund or an underlying fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The fund’s or an underlying fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the shares and must not have hedged its position in the shares in certain ways.
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At the time of an investor’s purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund’s portfolio or to undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.
Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).
The fund will report to the Internal Revenue Service (the “IRS”) the amount of sale proceeds that a shareholder receives from a sale or exchange of fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, the fund will also report the shareholder’s basis in those shares and whether any gain or loss that the shareholder realizes on the sale or exchange is short-term or long-term gain or loss. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder has a different basis for different shares of the fund, acquired on or after January 1, 2012, in the same account (e.g., if a shareholder purchased fund shares in the same account at different times for different prices), the fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the fund. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.
Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.
Gain may be increased (or loss reduced) upon a redemption of Class A shares of the fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment), without payment of an additional sales charge, of Class A shares of the fund or of another Pioneer fund (or any other shares of a Pioneer fund generally sold subject to a sales charge) before February 1 of the calendar year following the calendar year in which the original Class A shares were redeemed.
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A
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shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions, or on sales or exchanges of fund shares unless the fund shares are “debt-financed property” within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and gains from sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the fund.
A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on gains from sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information. Foreign exchange gains and losses realized by an underlying fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to the fund and thus of the fund’s income. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to an underlying fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test.
Certain investments made by an underlying fund may be treated as equity in passive foreign investment companies for federal income tax purposes. In general, a passive foreign investment company is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income. If an underlying fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in a passive foreign investment company, the underlying fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the underlying fund is timely distributed to its shareholders. An underlying fund would not be able to pass through to the fund any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the underlying fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the underlying fund, the underlying fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the underlying fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for an underlying fund to make a qualified electing fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the underlying fund on an annual basis, which it might not agree to do. An underlying fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.
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If a sufficient portion of the interests in a foreign issuer are held or deemed held by an underlying fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the underlying fund, in which case the underlying fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The underlying fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid underlying fund-level taxes. In addition, some underlying fund gains on the disposition of interests in such an issuer may be treated as ordinary income. The underlying fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.
If an underlying fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the underlying fund elects to include market discount in income currently), the underlying fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the underlying fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the underlying fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the underlying fund and may affect the amount and timing of distributions to the fund.
An underlying fund may invest in or hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for that underlying fund. Federal income tax rules are not entirely clear about issues such as when the underlying fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by an underlying fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Options written or purchased and futures contracts entered into by an underlying fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the underlying fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by an underlying fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, an underlying fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the underlying fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the underlying fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the underlying fund and may affect the amount and timing of distributions to the fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the underlying fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that
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would enable the underlying fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the underlying fund’s income and gains or losses and hence of its distributions to the fund.
For tax years beginning after December 31, 2017 and before January 1, 2026, a noncorporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If an underlying fund receives dividends (other than capital gain dividends) in respect of U.S. REIT shares, the underlying fund may report its own dividends as eligible for the 20% deduction, to the extent its income is derived from such qualified REIT dividends, as reduced by its allocable expenses. In order for the fund’s dividends in respect of REIT shares held by an underlying fund to be eligible for this deduction when received by a noncorporate shareholder, the underlying fund must meet certain holding period requirements with respect to the U.S. REIT shares on which the underlying fund received the eligible dividends, the fund must meet certain holding period requirements with respect to the underlying fund’s shares, and the noncorporate shareholder must meet certain holding period requirements with respect to the fund shares.
An underlying fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of an underlying fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, then the underlying fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the underlying fund for that taxable year. If at least 50% of the value of the fund’s total assets at the close of each quarter of a taxable year consists of interests in other regulated investment companies, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund and any underlying funds in which it invests that also make the election. If the fund so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.
Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund or an underlying fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim the taxes as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of such qualified foreign taxes, although such shareholders will be required to include their shares of such taxes in gross income if the applicable fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.
If the fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the fund (or an underlying fund) that is deemed, under the Code, to be U.S.-source income in the hands of the fund (or an underlying fund). This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the fund and the underlying funds in which it invests. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the fund does make the election, it will provide required tax information to shareholders. The fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to
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shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if an underlying fund in which the fund invests receives a refund of foreign taxes paid in respect of a prior year, the value of the fund’s shares could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the underlying fund’s foreign taxes for the current year could be reduced.
The fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must generally certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.
The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the fund (other than certain dividends reported by the fund as (i) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain”) or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the fund. “Qualified net interest income” is the fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.
If, as anticipated, the fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.
A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund's distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.
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17. Financial statements
The fund's financial statements and financial highlights for the fiscal year ended July 31, 2023 appearing in the fund's annual report, filed with the SEC on October 5, 2023 (Accession No. 0001193125-23-251151), are incorporated by reference into this statement of additional information. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.
The fund’s annual report includes the financial statements referenced above and is available without charge upon request by calling the fund at 1-800-225-6292.
18. Annual fee, expense and other information
Portfolio turnover
The fund’s annual portfolio turnover rate for the fiscal years ended July 31
2023	2022
57%	51%
Share ownership
As of November 1, 2023, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund’s outstanding shares as of November 1, 2023:
Pioneer Solutions - Balanced Fund
Record Holder	Share Class	Number of Shares	% of Class
Ascensus Trust Company FBO True Turf P.O. Box 10758 Fargo, ND 58106-0758	Class R	16,021.495	14.96
Ascensus Trust Company FBO Clearbox Forecast Group LLC P.O. Box 10758 Fargo, ND 58106-0758	Class R	11,480.733	10.72
Ascensus Trust Company Kobza Research Securities Inc P.O. Box 10758 Fargo, ND 58106-0758	Class R	22,223.430	20.75
Ascensus Trust Company Winstar Contracting Solutions LLC P.O. Box 10758 Fargo, ND 58106-0758	Class R	24,357.429	22.74
Ascensus Trust Company Ki Han P.O. Box 10758 Fargo, ND 58106-0758	Class R	15,978.024	14.92
National Financial Services LLC For the exclusive benefit of its customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City, NJ 07310-2010	Class Y	140,325.267	42.40
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	Class Y	30,983.085	9.36
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Record Holder	Share Class	Number of Shares	% of Class
MLPF&S FBO its clients Mutual Fund Administration 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	Class Y	18,545.324	5.60
Raymond James Omnibus For Mutual Funds Attn Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716	Class Y	40,528.216	12.25
LPL Financial -Omnibus Customer Account- Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3901	Class Y	18,836.105	5.69
Shareholders who beneficially own 25% or more of the outstanding shares of the fund or who are otherwise deemed to “control” the fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the fund’s shareholders.
Trustee ownership of shares of the fund and other Pioneer funds
The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2022. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2022. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2022. The dollar ranges in this table are in accordance with SEC requirements.
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Pioneer Family of Funds
Interested Trustees:
Lisa M. Jones	None	Over $100,000
Kenneth J. Taubes	None	Over $100,000
Independent Trustees:
John E. Baumgardner, Jr.	None	Over $100,000
Diane Durnin	None	Over $100,000
Benjamin M. Friedman	None	Over $100,000
Craig C. MacKay	None	Over $100,000
Lorraine H. Monchak	None	Over $100,000
Thomas J. Perna	None	Over $100,000
Marguerite A. Piret	None	Over $100,000
Fred J. Ricciardi	None	Over $100,000
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Compensation of officers and trustees
The following table sets forth certain information with respect to the compensation of each Trustee of the fund.
Name of Trustee	Aggregate Compensation from Fund**	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Fund and Other Pioneer Funds**
Interested Trustees:
Lisa M. Jones*	$0.00	$0.00	$0.00
Kenneth J. Taubes*	$0.00	$0.00	$0.00
Independent Trustees:
John E. Baumgardner, Jr.	$1,901.70	$0.00	$306,100.00
Diane Durnin	$1,857.89	$0.00	$293,763.00
Benjamin M. Friedman	$1,978.70	$0.00	$328,275.00
Craig C. MacKay	$1,849.53	$0.00	$291,263.00
Lorraine H. Monchak	$1,996.97	$0.00	$333,439.00
Thomas J. Perna	$2,216.44	$0.00	$396,100.00
Marguerite A. Piret	$1,910.00	$0.00	$308,439.00
Fred J. Ricciardi	$1,977.01	$0.00	$327,939.00
TOTAL	$15,688.24	$0.00	$2,585,318.00
*
Under the management contract, Amundi US reimburses the fund for any Interested Trustee fees paid by the fund.
**
For the fiscal year ended July 31, 2023. As of July 31, 2023, there were 49 U.S. registered investment portfolios in the Pioneer Family of Funds.
Approximate management fees the fund paid or owed Amundi US
The following table shows the dollar amount of gross investment management fees incurred by the fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any. The data is for the past three fiscal years.
For the Fiscal Years Ended July 31	2023	2022	2021
Gross Fee Incurred	$0	$0	$0
Net Fee Paid	$0	$0	$0
Fees the fund paid to Amundi US under the administration agreement
For the Fiscal Years Ended July 31
2023	2022	2021
$190,189	$187,781	$210,372
Underwriting expenses and commissions
For the Fiscal Years Ended July 31	2023	2022	2021
Approximate Net Underwriting Expenses Retained by Amundi Distributor US	$27,181	$33,618	$42,710
Approximate Commissions Reallowed to Dealers (Class A shares)	$159,517	$201,954	$210,790
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$0	$0	$0
Fund expenses under the distribution plan
For the Fiscal Year Ended July 31, 2023
Combined Plan	Class A Plan	Class C Plan	Class R Plan
$1,243,250	$828,053	$409,844	$5,353
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Allocation of fund expenses under the distribution plan
An estimate by category of the allocation of fees paid by each class of shares of the fund during the period ended July 31, 2023 is set forth in the following table:
	Payments to Servicing Parties[1]	Advertising	Sales Meetings	Printing and Mailing	Total
Class A	$820,393	$1,143	$5,191	$1,326	$828,053
Class C	$373,446	$5,308	$24,610	$6,480	$409,844
Class R	$5,353	$0	$0	$0	$5,353
1
Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the fund (annualized for the period ended July 31, 2023).
CDSCs
During the fiscal year ended July 31, 2023, the following CDSCs were paid to Amundi Distributor US, Inc.:
$4,073
Capital loss carryforwards as of July 31, 2023
At July 31, 2023, the fund had the following net capital loss carryforward:
$5,392,745 of short-term losses and $6,500,092 of long-term losses to be carried forward indefinitely.
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19. Appendix A — Description of Ratings
The ratings of Moody’s Investors Service, Inc., S&P’s Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.
Moody’s Investors Service, Inc. Global Rating Scales
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations1 addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay.2 Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.3 Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.4,5
Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.6

1
In the case of impairments, there can be a financial loss even when contractual obligations are met.
2
In some cases the relevant credit risk relates to a third party, in addition to, or instead of the issuer. Examples include credit-linked notes and guaranteed obligations.
3
Because the number of possible features or structures is limited only by the creativity of issuers, Moody’s cannot comprehensively catalogue all the types of non-standard variation affecting financial obligations, but examples include indexed values, equity values and cash flows, prepayment penalties, and an obligation to pay an amount that is not ascertainable at the inception of the transaction.
4
For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.
5
Debts held on the balance sheets of official sector institutions – which include supranational institutions, central banks and certain government-owned or controlled banks – may not always be treated the same as debts held by private investors and lenders. When it is known that an obligation is held by official sector institutions as well as other investors, a rating (short-term or long-term) assigned to that obligation reflects only the credit risks faced by non-official sector investors.
6
For information on how to obtain a Moody’s credit rating, including private and unpublished credit ratings, please see Moody’s Investors Service Products.
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Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings7. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.
Description of Moody’s Investors Service, Inc.’s Global Long-Term Ratings:
Aaa-Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa-Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A-Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa-Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba-Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B-Obligations rated B are considered speculative and are subject to high credit risk.
Caa-Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca-Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C-Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Description of Moody’s Investors Service, Inc.’s Global Short-Term Ratings:
P-1-Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.
P-2-Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.
P-3-Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP-Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

7
Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.
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Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:
U.S. Municipal Short-Term Obligation Ratings:
Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.
Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.
MIG 1-This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2-This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3-This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG-This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings:
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term debt rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with l liquidity support use an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.
VMIG 1-This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2-This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3-This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG-This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
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Description of Moody’s Investors Service, Inc.’s National Scale Long-Term Ratings:
Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.
In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).
Long-Term NSR Scale
Aaa.n Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.
Aa.n Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.
A.n Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.
Baa.n Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.
Ba.n Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.
B.n Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.
Caa.n Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.
Ca.n Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.
C.n Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Description of S&P Global Ratings’ Long-Term Issue Credit Ratings:
Long-Term Issue Credit Ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations: (1) the likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation; (2) the nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and (3) the protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA-An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
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AA-An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A-An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB-An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C-Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB-An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B-An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC-An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC-An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C-An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D-An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is is lowered to “D” if it is subject to a distressed exchange offer.
Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Description of S&P Global Ratings’ Short-Term Issue Credit Ratings:
A-1-A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2-A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
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A-3-A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B-A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C-A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D-A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings’ believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.
Description of S&P Global Ratings’ Municipal Short-Term Note Ratings Definitions:
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1-Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2-Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3-Speculative capacity to pay principal and interest.
D—“D” is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Long-Term Issuer Credit Ratings
AAA An obligor rated “AAA” has extremely strong capacity to meet its financial commitments. “AAA” is the highest issuer credit rating assigned by S&P Global Ratings.
AA An obligor rated “AA” has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.
A An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.
BBB An obligor rated “BBB” has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.
BB, B, CCC, and CC Obligors rated “BB”, “B”, “CCC”, and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
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BB An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.
B An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.
CCC An obligor rated “CCC” is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.
CC An obligor rated “CC” is currently highly vulnerable. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed debt restructuring. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Description of S&P Global Ratings’ Dual Ratings:
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).
Description of S&P Global Ratings’ Active Qualifiers
S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.
Principal: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
Preliminary ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
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Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
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Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor.
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•
Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
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Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
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Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.
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A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
Termination structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
Counterparty instrument rating: “cir” qualifier. This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Description of Fitch Ratings’ Corporate Finance Obligation Ratings:
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.
The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings, higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (IDR), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.
As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.
AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
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BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative. “B” ratings indicate that material credit risk is present.
CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.
The ratings of corporate finance obligations are linked to Issuer Default Ratings (or sometimes Viability Ratings for banks) by i) recovery expectations, including as often indicated by Recovery Ratings assigned in the case of low speculative grade issuers and ii) for banks an assessment of non-performance risk relative to the risk captured in the Issuer Default Rating or Viability Rating (e.g. in respect of certain hybrid securities).
For performing obligations, the obligation rating represents the risk of default and takes into account the effect of expected recoveries on the credit risk should a default occur.
If the obligation rating is higher than the rating of the issuer, this indicates above average recovery expectations in the event of default. If the obligations rating is lower than the rating of the issuer, this indicates low expected recoveries should default occur.
Ratings in the categories of “CCC”, “CC” and “C” can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.
Description of Fitch Ratings’ Issuer Default Ratings:
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
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B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include:
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the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
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the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
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the formal announcement by the issuer or their agent of a distressed debt exchange;
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a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent
RD: Restricted default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced:
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an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
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has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating. This would include:
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the selective payment default on a specific class or currency of debt;
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the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
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the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Description of Fitch Ratings’ Structured Finance Long-Term Obligation Ratings:
Ratings of structured finance obligations on the long-term scale consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.
AAA: Highest credit quality.
“AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality.
“AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
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A: High credit quality.
“A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality.
“BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative.
“BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.
B: Highly speculative.
“B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk.
Default is a real possibility.
CC: Very high levels of credit risk.
Default of some kind appears probable.
C: Exceptionally high levels of credit risk.
Default appears imminent or inevitable.
D: Default.
Indicates a default. Default generally is defined as one of the following:
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Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
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bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or
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distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.
Description of Fitch Ratings’ Country Ceilings Ratings:
Country Ceilings are expressed using the symbols of the long-term issuer primary credit rating scale and relate to sovereign jurisdictions also rated by Fitch on the Issuer Default Rating (IDR) scale. They reflect the agency’s judgment regarding the risk of capital and exchange controls being imposed by the sovereign authorities that would prevent or materially impede the private sector’s ability to convert local currency into foreign currency and transfer to non-resident creditors — transfer and convertibility (T&C) risk. They are not ratings but expressions of a cap for the foreign currency issuer ratings of most, but not all, issuers in a given country. Given the close correlation between sovereign credit and T&C risks, the Country Ceiling may exhibit a greater degree of volatility than would normally be expected when it lies above the sovereign Foreign Currency Rating.
Description of Fitch Ratings’ Public Finance and Global Infrastructure Obligation Ratings:
Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are assigned to an individual security, instrument or tranche in a transaction. In some cases, considerations of recoveries canhave an influence on obligation ratings in infrastructure and project finance. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in
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a security rating with limited notching above the IDR. Recovery expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.
AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time..
B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.
D: Default. Indicates a default. Default generally is defined as one of the following:
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Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
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bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or
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distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.
Notes: In U.S. public finance, obligations may be pre-refunded, where funds sufficient to meet the requirements of the respective obligations are placed in an escrow account. When obligation ratings are maintained based on the escrowed funds and their structural elements, the ratings carry the suffix “pre” (e.g. “AAApre”, “AA+pre”).
Structured Finance Defaults
“Imminent” default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.
Structured Finance Write-downs
Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “write-down” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where the agency believes the “write-down” may prove to be temporary (and the loss
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may be “written up” again in future if and when performance improves), then a credit rating of “C” will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed as irreversible, the credit rating will be lowered to “D”.
Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.
The suffix “sf” denotes an issue that is a structured finance transaction.
Enhanced Equipment Trust Certificates (EETCs) are corporate-structured hybrid debt securities that airlines typically use to finance aircraft equipment. Due to the hybrid characteristics of these bonds, Fitch's rating approach incorporates elements of both the structured finance and corporate rating methodologies. Although rated as asset-backed securities, unlike other structured finance ratings, EETC ratings involve a measure of recovery given default akin to ratings of financial obligations in corporate finance, as described above.
Description of Fitch Ratings’ Short-Term Ratings Assigned to Issuers and Obligations:
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention.8 Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

8
A long-term rating can also be used to rate an issuer with short maturity.
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20. Appendix B — Proxy voting policies and procedures
Policy
Each of the Pioneer Funds and certain other clients of Amundi Asset Management US, Inc. (“Amundi US”) have delegated responsibility to vote proxies related to portfolio holdings to Amundi US. Amundi US is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Amundi US has been delegated proxy-voting authority for a client, the duty of care requires Amundi US to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Amundi US must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Amundi US’s policy to vote proxies presented to Amundi US in a timely manner in accordance with these principles.
Amundi US’s fundamental concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Amundi US believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Amundi US monitors developments in the proxy voting arena and will revise this policy as needed.
Amundi US believes that environmental, social and governance (ESG) factors can affect companies’ long-term prospects for success and the sustainability of their business models. Since ESG factors that may affect corporate performance and economic value are considered by our investment professionals as part of the investment management process, Amundi US also considers these factors when reviewing proxy proposals. This approach is consistent with the stated investment objectives and policies of funds and investment strategies.
It should be noted that the proxy voting guidelines below are guidelines, not rules, and Amundi US reserves the right in all cases to vote contrary to guidelines where doing so is determined to represent the best economic interests of our clients. Further, the Pioneer Funds or other clients of Amundi US may direct Amundi US to vote contrary to guidelines.
Amundi US’s clients may request copies of their proxy voting records and of Amundi US’s proxy voting policies and procedures by either sending a written request to Amundi US’s Proxy Coordinator, or clients may review Amundi US’s proxy voting policies and procedures on-line at amundi.com/usinvestors. Amundi US may describe to clients its proxy voting policies and procedures by delivering a copy of Amundi US’s Form ADV (Part II), by separate notice to the client or by other means.
Applicability
This Proxy Voting policy and the procedures set forth below are designed to complement Amundi US’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Amundi US. This policy sets forth Amundi US’s position on a number of issues for which proxies may be solicited but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Amundi US will vote shares of closed-end Funds on a case-by-case basis.
Purpose
The purpose of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Amundi US-managed accounts for which Amundi US has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.
Amundi US does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates. Any questions about this policy should be directed to Amundi US’s Chief of Staff, US Investment Management (the “Proxy Coordinator”).
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Procedures
Proxy Voting Service
Amundi US has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. The proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Amundi US and set forth herein, to the extent applicable. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Amundi US reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.
To supplement its own research and analysis in determining how to vote on a particular proxy proposal, Amundi US may utilize research, analysis or recommendations provided by the proxy voting service on a case-by-case basis. Amundi US does not, as a policy, follow the assessments or recommendations provided by the proxy voting service without its own analysis and determination.
Proxy Coordinator
The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Amundi US’s clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group, or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the General Counsel or his or her designee whether Amundi US’s voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).
Referral Items
The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Amundi US’s proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Amundi US’s guidelines or where Amundi US’s guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Chief Investment Officer, U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Amundi US and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.
Securities Lending
In accordance with industry standards, proxies are not available to be voted when the shares are out on loan through either Amundi US’s lending program or a client’s managed security lending program. However, Amundi US will reserve the right to recall lent securities so that they may be voted according to Amundi US’s instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Amundi US may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.
Share-Blocking
“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).
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Amundi US will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.
Proxy Voting Oversight Group
The members of the Proxy Voting Oversight Group include Amundi US’s Chief Investment Officer, U.S. or his or her designated equity portfolio management representative, the Chief of Staff, U.S., and the Chief Compliance Officer of the Adviser and Funds. Other members of Amundi US will be invited to attend meetings and otherwise participate as necessary. The Chief of Staff, U.S. will chair the Proxy Voting Oversight Group.
The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Amundi US’s proxy voting policies and procedures. The Group meets at least annually to evaluate and review this policy and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.
Amendments
Amundi US may not amend this policy without the prior approval of the Proxy Voting Oversight Group. Amendments to this policy with respect to votes to be cast on behalf of any of the Pioneer Funds also shall be presented to the Board of the Pioneer Funds for its review and advance approval.
Form N-PX
The Proxy Coordinator and the Director of Regulatory Reporting are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.
The Proxy Coordinator will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.
Compliance files N-PX. The Compliance department will ensure that a corresponding Form N-PX exists for each Amundi US registered investment company.
Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.
Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.
Copies of the Form N-PX filings and their submission receipts are maintained according to Amundi US record keeping policies.
Proxy Voting Guidelines
Administrative
While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.
We will generally support these and similar management proposals:
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Corporate name change.
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A change of corporate headquarters.
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Stock exchange listing.
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Establishment of time and place of annual meeting.
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Adjournment or postponement of annual meeting.
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Acceptance/approval of financial statements.
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Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.
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Approval of minutes and other formalities.
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Authorization of the transferring of reserves and allocation of income.
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Amendments to authorized signatories.
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Approval of accounting method changes or change in fiscal year-end.
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Acceptance of labor agreements.
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Appointment of internal auditors.
Amundi US will vote on a case-by-case basis on other routine administrative items; however, Amundi US will oppose any routine proposal if insufficient information is presented in advance to allow Amundi US to judge the merit of the proposal. Amundi US has also instructed its proxy voting service to inform Amundi US of its analysis of any administrative items that may be inconsistent, in its view, with Amundi US’s goal of supporting the value of its clients’ portfolio holdings so that Amundi US may consider and vote on those items on a case-by-case basis in its discretion.
Auditors
We normally vote for proposals to:
Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.
•
Restore shareholder rights to ratify the auditors.
We will normally oppose proposals that require companies to:
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Seek bids from other auditors.
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Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.
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Indemnify auditors.
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Prohibit auditors from engaging in non-audit services for the company.
Board of Directors
On issues related to the board of directors, Amundi US normally supports management. We will, however, consider a vote against management in instances where corporate performance has been poor or where the board appears to lack independence. We also believe that a well-balanced board with diverse perspectives is conducive to sound corporate governance. In our view, diversity of expertise, skills, gender, ethnicity and race may contribute to the overall quality of decision-making and risk management.
General Board Issues
Amundi US will vote for:
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Audit, compensation and nominating committees composed of independent directors exclusively.
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Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.
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Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.
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Election of an honorary director.
We will vote against:
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Minimum stock ownership by directors.
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Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.
•
Requirements for union or special interest representation on the board.
•
Requirements to provide two candidates for each board seat.
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We will vote on a case-by case basis on these issues:
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Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.
Elections of Directors
In uncontested elections of directors we will vote against:
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Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.
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Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we use the definition of affiliated directors provided by our proxy voting service.
We will also vote against:
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Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.
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Directors who appear to lack independence or are associated with poor corporate or governance performance.
We will vote on a case-by case basis on these issues:
Re-election of directors who have implemented or renewed a dead hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).
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Contested election of directors.
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Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.
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Mandatory retirement policies.
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Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.
We will vote for:
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Precatory and binding resolutions requesting that the board changes the company’s bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.
Takeover-Related Measures
Amundi US is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.
Amundi US will vote for:
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Cumulative voting.
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Increasing the ability for shareholders to call special meetings.
•
Increasing the ability for shareholders to act by written consent.
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Restrictions on the ability to make greenmail payments.
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Submitting rights plans to shareholder vote.
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Rescinding shareholder rights plans (“poison pills”).
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Opting out of the following state takeover statutes:
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Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.
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Control share cash-out provisions, which require large holders to acquire shares from other holders.
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Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.
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Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.
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Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.
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Fair price provisions.
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Authorization of shareholder rights plans.
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Labor protection provisions.
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Mandatory classified boards.
We will vote on a case-by-case basis on the following issues:
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Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.
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Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.
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Proposals that allow shareholders to nominate directors.
We will vote against:
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Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.
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Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.
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Classes of shares with unequal voting rights.
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Supermajority vote requirements.
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Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.
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Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.
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Extension of advance notice requirements for shareholder proposals.
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Granting board authority normally retained by shareholders, particularly the right to amend the corporate charter.
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Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.
Capital Structure
Managements need considerable flexibility in determining the company’s financial structure, and Amundi US normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.
Amundi US will vote for:
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Changes in par value.
•
Reverse splits, if accompanied by a reduction in number of shares.
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Shares repurchase programs, if all shareholders may participate on equal terms.
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Bond issuance.
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Increases in “ordinary” preferred stock.
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Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.
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Cancellation of company treasury shares.
We will vote on a case-by-case basis on the following issues:
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Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.
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Increase in authorized common stock. We will make a determination considering, among other factors:
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Number of shares currently available for issuance;
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Size of requested increase (we would normally approve increases of up to 100% of current authorization);
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Proposed use of the proceeds from the issuance of additional shares; and
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Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).
•
Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.
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Proposals to submit private placements to shareholder vote.
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Other financing plans.
We will vote against preemptive rights that we believe limit a company’s financing flexibility.
Compensation
Amundi US supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we place limits on the potential dilution these plans may impose.
Amundi US will vote for:
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401(k) benefit plans.
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Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.
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Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:
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Amendments to performance plans to conform with OBRA;
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Caps on annual grants or amendments of administrative features;
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Adding performance goals; and
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Cash or cash-and-stock bonus plans.
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Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.
•
Require that option repricing be submitted to shareholders.
•
Require the expensing of stock-option awards.
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Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).
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Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.
We will vote on a case-by-case basis on the following issues:
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Shareholder proposals seeking additional disclosure of executive and director pay information.
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Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:
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The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.
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Dilution = (A + B + C) / (A + B + C + D), where
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A = Shares reserved for plan/amendment,
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B = Shares available under continuing plans,
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C = Shares granted but unexercised and
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D = Shares outstanding.
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The plan must not:
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Explicitly permit unlimited option repricing authority or have allowed option repricing in the past without shareholder approval.
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Be a self-replenishing “evergreen” plan or a plan that grants discount options and tax offset payments.
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We are generally in favor of proposals that increase participation beyond executives.
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We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.
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We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.
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We generally support proposals asking companies to adopt stock holding periods for their executives.
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All other employee stock purchase plans.
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All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.
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All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.
We will vote against:
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Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.
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Elimination of stock option plans.
We will vote on a case-by case basis on these issues:
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Limits on executive and director pay.
•
Stock in lieu of cash compensation for directors.
Corporate Governance
Amundi US will vote for:
•
Confidential voting.
•
Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.
•
Proposals requiring directors to disclose their ownership of shares in the company.
We will vote on a case-by-case basis on the following issues:
•
Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.
•
Bundled proposals. We will evaluate the overall impact of the proposal.
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Adopting or amending the charter, bylaws or articles of association.
•
Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.
We will vote against:
•
Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.
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Limitations on stock ownership or voting rights.
•
Reduction in share ownership disclosure guidelines.
Mergers and Restructurings
Amundi US will vote on the following and similar issues on a case-by-case basis:
•
Mergers and acquisitions.
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Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.
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Debt restructurings.
•
Conversion of securities.
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Issuance of shares to facilitate a merger.
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Private placements, warrants, convertible debentures.
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Proposals requiring management to inform shareholders of merger opportunities.
We will normally vote against shareholder proposals requiring that the company be put up for sale.
Investment Companies
Many of our portfolios may invest in shares of closed-end funds or open-end funds (including exchange-traded funds). The non-corporate structure of these investments raises several unique proxy voting issues.
Amundi US will vote for:
•
Establishment of new classes or series of shares.
•
Establishment of a master-feeder structure.
Amundi US will vote on a case-by-case basis on:
•
Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.
•
Approval of new or amended advisory contracts.
•
Changes from closed-end to open-end format.
•
Election of a greater number of independent directors.
•
Authorization for, or increase in, preferred shares.
•
Disposition of assets, termination, liquidation, or mergers.
•
Classified boards of closed-end funds, but will typically support such proposals.
In general, business development companies (BDCs) are not considered investment companies for these purposes but are treated as corporate issuers.
Environmental and Social Issues
Amundi US believes that environmental and social issues may influence corporate performance and economic return. Indeed, by analyzing all of a company’s risks and opportunities, Amundi US can better assess its intrinsic value and long-term economic prospects.
When evaluating proxy proposals relating to environmental or social issues, decisions are made on a case-by-case basis. We consider each of these proposals based on the impact to the company’s shareholders and economic return, the specific circumstances at each individual company, any potentially adverse economic concerns, and the current policies and practices of the company.
For example, shareholder proposals relating to environmental and social issues, and on which we will vote on a base-by-case basis, may include those seeking that a company:
•
Conduct studies regarding certain environmental or social issues;
•
Study the feasibility of the company taking certain actions with regard to such issues; or
•
Take specific action, including adopting or ceasing certain behavior and adopting company standards and principles, in relation to such issues.
In general, Amundi US believes these issues are important and should receive management attention.
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Amundi US will support proposals where we believe the proposal, if implemented, would improve the prospects for the long-term success of the business and would provide value to the company and its shareholders. Amundi US may abstain on shareholder proposals with regard to environmental and social issues in cases where we believe the proposal, if implemented, would not be in the economic interests of the company, or where implementing the proposal would constrain management flexibility or would be unduly difficult, burdensome or costly.
When evaluating proxy proposals relating to environmental or social issues, Amundi US may consider the following factors or other factors deemed relevant, given such weight as deemed appropriate:
•
approval of the proposal helps improve the company’s practices;
•
approval of the proposal can improve shareholder value;
•
the company’s current stance on the topic is likely to have negative effects on its business position or reputation in the short, medium, or long term;
•
the company has already put appropriate action in place to respond to the issue contained in the proposal;
•
the company’s reasoning against approving the proposal responds appropriately to the various points mentioned by the shareholder when the proposal was presented;
•
the solutions recommended in the proposal are relevant and appropriate, and if the topic of the proposal would not be better addressed through another means.
In the event of failures in risk management relating to environmental and social issues, Amundi US may vote against the election of directors responsible for overseeing those areas. Issues of special concern to Amundi US include corporate commitments to mitigating climate effects; achieving a diverse board of directors and employee base; and maintaining safe and sound working conditions, equitable compensation practices, and opportunities for career advancement. Amundi US will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds. In each case, the fundamental consideration governing votes cast on behalf of any of the Pioneer Funds in these areas is Amundi US’s assessment of the potential impact on shareholder value.
Conflicts of interest
Amundi US recognizes that in certain circumstances a conflict of interest may arise when Amundi US votes a proxy.
A conflict of interest occurs when Amundi US’s interests interfere, or appear to interfere, with the interests of Amundi US’s clients.
A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:
•
An affiliate of Amundi US, such as another company belonging to the Credit Agricole banking group ( “Credit Agricole Affiliate”);
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An issuer of a security for which Amundi US acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by its parent Amundi to present a conflict of interest for Amundi US);
•
An issuer of a security for which Amundi has informed Amundi US that a Credit Agricole Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or
•
A person with whom Amundi US (or any of its affiliates) has an existing, material contract or business relationship.
Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Amundi US and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Amundi US, he or she should contact a member of the Proxy Voting Oversight Group or Amundi US’s Chief Compliance Officer.
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The Proxy Voting Oversight Group will review each item referred to Amundi US by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:
•
Vote the proxy in accordance with the vote indicated under “Voting Guidelines,” if a vote is indicated, or
•
Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment or that of another independent adviser appointed by Amundi US or the applicable client for this purpose.
If the Proxy Voting Oversight Group perceives a material conflict of interest, the Group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote or their direction (including through a client’s fiduciary or other adviser), or may take such other action in good faith (in consultation with counsel) that would protect the interests of clients.
For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.
The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service’s conflict management procedures and other documentation and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.
Decisions Not to Vote Proxies
Although it is Amundi US’s general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a Credit Agricole Affiliate, Amundi US will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform Amundi Compliance before exercising voting rights.
There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because it receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Amundi US has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Amundi US may hold shares on a company’s record date, if the shares are sold prior to the meeting date the Group may decide not to vote those shares.
Supervision
Escalation
It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Amundi US’s Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.
Training
Amundi US will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.
Related policies and procedures
Amundi US’s Books and Records Policy and the Books and Records of the Pioneer Funds’ Policy.
Record Keeping
The Proxy Coordinator shall ensure that Amundi US’s proxy voting service:
•
Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
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Retains a record of the vote cast;
•
Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and
•
Is able to promptly provide Amundi US with a copy of the voting record upon its request.
The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:
•
A record memorializing the basis for each referral vote cast;
•
A copy of any document created by Amundi US that was material in making the decision on how to vote the subject proxy;
•
A copy of any recommendation or analysis furnished by the proxy voting service; and
•
A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Amundi US.
Amundi US shall maintain the above records in the client’s file in accordance with applicable regulations.
Related regulations
Form N-1A, Form N-PX, ICA Rule 30b1-4, Rule 31a1-3, Rule 38a-1 and IAA 206(4) -6, Rule 204 -2
Adopted by the Pioneer Funds’ Boards of Trustees
October 5, 2004
Effective Date:
October 5, 2004
Revision Dates:
September 2009, December 2015, August 2017, February 2019, January 2021, November 2022, and January 2023
30957-07-1223
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PART C - OTHER INFORMATION
Item 28. Exhibits
(a)(1)	Amended and Restated Agreement and Declaration of Trust (January 12, 2016)(6)
(a)(2)	Certificate of Trust (1)
(a)(3)	Certificate of Amendment to Certificate of Trust (5)
(b)	Amended and Restated By-Laws (May 15, 2020) (10)
(c)	See Amended and Restated Declaration of Trust and Amended and Restated By-Laws cited under Items 28(a)(1) and 28(b)
(d)	Management Agreement with Amundi Asset Management US, Inc. (formerly, Amundi Pioneer Asset Management, Inc.) (July 3, 2017) (8)
(e)(1)	Underwriting Agreement with Amundi Distributor US, Inc. (formerly, Amundi Pioneer Distributor, Inc.) (July 3, 2017)(7)
(e)(2)	Dealer Sales Agreement(4)
(f)	None
(g)(1)	Custody Agreement between the Fund and The Bank of New York Mellon (November 1, 2021) (10)
(g)(2)	Amendment to Appendix I to Custodian Agreement with BNY Mellon (November 1, 2022) (12)
(h)(1)	Transfer Agency and Shareholder Services Agreement between the Fund and BNY Mellon Investment Servicing (US) Inc. (November 1, 2021) (10)
(h)(2)	Amendment No. 4 to Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. (November 1, 2022) (12)
(h)(3)	Amended and Restated Administration Agreement with Amundi Asset Management US, Inc. (formerly, Amundi Pioneer Asset Management, Inc.) (April 1, 2021) (11)
(h)(4)	Amendment No. 1 to Amended and Restated Administration Agreement with Amundi Asset Management US, Inc. (September 20, 2022) (12)
(h)(5)	Fund Administration and Accounting Agreement between the Fund and The Bank of New York Mellon (November 1, 2021) (10)
(h)(6)	Amended Exhibit A to Fund Administration and Accounting Agreement with BNY Mellon (November 1, 2022) (12)
(i)	Opinion and Consent of Counsel (2)
(j)(1)	Consent of Independent Registered Public Accounting Firm (12)
(j)(2)	Assistant Secretary’s Certificate (2)
(k)	None
(l)(1)	Share Purchase Agreement – Pioneer Ibbotson Moderate Allocation Fund (2)
(l)(2)	Share Purchase Agreement – Pioneer Ibbotson Growth Allocation Fund (2)
(m)	Amended and Restated Pioneer Funds Distribution Plan (November 22, 2022) (12)
(n)(1)	Multiple Class Plan Pursuant to Rule 18f-3 Pioneer Ibbotson Moderate Allocation Fund (2)
(n)(2)	Multiple Class Plan Pursuant to Rule 18f-3 Pioneer Ibbotson Growth Allocation Fund (2)
(n)(3)	Multiple Class Plan Pursuant to Rule 18f-3 Pioneer Ibbotson Conservative Allocation Fund (3)
(o)	Not applicable.
(p)	Code of Ethics of the Pioneer Funds, Amundi Distributor US, Inc., and Amundi Asset Management US, Inc. (July 2023) (12)
N/A	Power of Attorney (October 1, 2020) (9)
N/A	Power of Attorney Craig C. MacKay (March 23, 2021) (10)
N/A	Power of Attorney for Anthony J. Koenig, Jr. (June 1, 2021) (11)

(1)
Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Registration Statement on Form N-1A (the “Registration Statement”) (File No. 333-114788) as filed with the Securities and Exchange Commission (the “SEC” ) on April 23, 2004 (Accession No. 0001288255-04-000006).
(2)
Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Pre-effective amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on August 6, 2004 (Accession No. 0001016964-04-000333).
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(3)
Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 3 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on May 6, 2005 (Accession No. 0001016964-05-000218).
(4)
Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 8 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on November 28, 2007 (Accession No. 0001145443-07-003717).
(5)
Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 20 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on November 26, 2014 (Accession No. 0001288255-14-000021).
(6)
Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 26 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on November 22, 2016 (Accession No. 0001288255-16-000040).
(7)
Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 28 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on November 27, 2017 (Accession No. 0001288255-17-000013).
(8)
Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 30 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on February 21, 2018 (Accession No. 0001288255-18-000020).
(9)
Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 38 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on November 24, 2020 (Accession No. 0001193125-20-302692).
(10)
Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 39 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on November 23, 2021 (Accession No. 0001193125-21-338513).
(11)
Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 40 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on November 22, 2022 (Accession No. 0001193125-22-290840).
(12)
Filed herewith.
Item 29. Persons Controlled by or Under Common Control with the Trust
None.
Item 30. Indemnification
Except for the Amended and Restated Agreement and Declaration of Trust of the Trust (the “Declaration”), establishing the Trust as a statutory trust under Delaware law, there is no contract, arrangement or statute under which any Trustee, officer, underwriter or affiliated person of the Trust is insured or indemnified. The Declaration provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Trust shall be indemnified by the Trust or the appropriate Trust series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof.
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be available to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
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Item 31. Business and Other Connections of Investment Adviser
Amundi Asset Management US, Inc. (“Amundi US”) is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Amundi US manages investment companies, pension and profit sharing plans, trusts, estates or charitable organizations and other corporations or business entities. Prior to January 1, 2021, Amundi US was known as Amundi Pioneer Asset Management, Inc.
To the knowledge of the Trust, none of Amundi US's directors or executive officers is or has been during their employment with Amundi US engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Amundi US manages and/or other Amundi subsidiaries.
Item 32. Principal Underwriters
(a)
Amundi Distributor US, Inc. (prior to January 1, 2021, known as Amundi Pioneer Distributor, Inc.) acts as principal underwriter for the following investment companies:

Pioneer Asset Allocation Trust
Pioneer Bond Fund
Pioneer Equity Income Fund
Pioneer Fund
Pioneer High Yield Fund
Pioneer ILS Interval Fund
Pioneer Mid Cap Value Fund
Pioneer Money Market Trust
Pioneer Series Trust II
Pioneer Series Trust III
Pioneer Series Trust IV
Pioneer Series Trust V
Pioneer Series Trust VI
Pioneer Series Trust VII
Pioneer Series Trust VIII
Pioneer Series Trust X
Pioneer Series Trust XI
Pioneer Series Trust XII
Pioneer Series Trust XIV
Pioneer Short Term Income Fund
Pioneer Variable Contracts Trust
Amundi Distributor US, Inc. acts as placement agent for Pioneer Core Trust I.
(b)
Directors and executive officers of Amundi Distributor US, Inc.:
Name	Positions and Offices with Underwriter	Positions and Offices with Fund
Patrice Blanc	Director, Executive Vice President and Chief Operating Officer, Americas	None
Lisa M. Jones	Director, Chairman, President and Chief Executive Officer	President and Trustee
Laura J. Palmer	Director, Senior Managing Director and Head of US Intermediary	None
Tracy L. Connelly	Managing Director and Chief Administration Officer, US Intermediary Distribution	None
Gregg M. Dooling	Senior Managing Director and Chief Financial Officer, Americas	None
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Name	Positions and Offices with Underwriter	Positions and Offices with Fund
John D. Johnson	Managing Director and General Counsel	None
John M. Malone	Managing Director and Chief Compliance Officer	None
Patrick D. Grecco	Senior Vice President and Deputy Chief Financial Officer & Corporate Treasurer	None
The principal business address of each of these individuals, except John D. Johnson, is 60 State Street, Boston, Massachusetts 02109-1820. The principal business address for John D. Johnson is 280 South Mangum Street, Suite301, Durham, North Carolina 27701.
(c)
Not applicable.
Item 33. Location of Accounts and Records
The accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the following offices:
(a)
Registrant:
60 State Street
Boston, Massachusetts 02109
(b)
Investment adviser and administrator:
Amundi Asset Management US, Inc.
60 State Street
Boston, Massachusetts 02109
(c)
Principal underwriter:
Amundi Distributor US, Inc.
60 State Street
Boston, Massachusetts 02109
(d)
Custodian and sub-administrator:
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
(e)
Shareholder servicing and transfer agent:
BNY Mellon Investment Servicing (US) Inc.
Attention: 534427
500 Ross Street, 154-0520
Pittsburgh, PA 15262
Item 34. Management Services
Not applicable.
Item 35. Undertakings
Not applicable.
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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Trust certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 41 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 27th day of November, 2023.
PIONEER ASSET ALLOCATION TRUST
By: /s/ Lisa M. Jones

Lisa M. Jones
President
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated below on November 27, 2023:
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Signature	Title
/s/ Lisa M. Jones Lisa M. Jones	President (Principal Executive Officer) and Trustee
/s/ Anthony J. Koenig, Jr. Anthony J. Koenig, Jr.	Treasurer (Principal Financial and Accounting Officer)
John E. Baumgardner, Jr.* John E. Baumgardner, Jr.	Trustee
Diane Durnin* Diane Durnin	Trustee
Benjamin M. Friedman* Benjamin M. Friedman	Trustee
Craig C. MacKay* Craig C. MacKay	Trustee
Lorraine H. Monchak* Lorraine H. Monchak	Trustee
Thomas J. Perna* Thomas J. Perna	Chairman of the Board and Trustee
Marguerite A. Piret* Marguerite A. Piret	Trustee
Fred J. Ricciardi* Fred J. Ricciardi	Trustee
Kenneth J. Taubes* Kenneth J. Taubes	Trustee
*By: /s/ Lisa M. Jones Lisa M. Jones Attorney-In-Fact		November 27, 2023
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EXHIBIT INDEX
Exhibit Number	Document Title
(g)(2)	Amendment to Appendix I to Custodian Agreement with BNY Mellon (November 1, 2022)
(h)(2)	Amendment No. 4 to Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. (November 1, 2022)
(h)(4)	Amendment No. 1 to Amended and Restated Administration Agreement with Amundi Asset Management US, Inc. (September 20, 2022)
(h)(6)	Amended Exhibit A to Fund Administration and Accounting Agreement with BNY Mellon (November 1, 2022)
(j)(1)	Consent of Independent Registered Public Accounting Firm
(m)	Amended and Restated Pioneer Funds Distribution Plan (November 15, 2022)
(p)	Code of Ethics of the Pioneer Funds, Amundi Distributor US, Inc., and Amundi Asset Management US, Inc. (July 2023)
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